As filed with the Securities and Exchange Commission on OCTOBER 26, 1995.
                                                       1933 Act File No. 2-57953
                                                      1940 Act File No. 811-2474
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 51
                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 42

                           BULL & BEAR FUNDS II, INC.
                       (Formerly Bull & Bear Incorporated)
               (Exact Name of Registrant as Specified in Charter)

                                11 Hanover Square
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-212-785-0900

                                   Copies to:

WILLIAM J. MAYNARD                                R. DARRELL MOUNTS, ESQ.
Bull & Bear Advisers, Inc.                        Kirkpatrick & Lockhart
11 Hanover Square                                 1800 M Street, N.W.
New York, New York 10005                          South Lobby - Ninth Floor
(Name and Address of                              Washington, D.C.  20036-5891
    Agent for Service)


It is proposed that this filing will become effective:

                   ON OCTOBER 26, 1995 PURSUANT TO RULE 485(B)

         Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Notice required by Rule 24f-2 for the fiscal year ended June 30, 1995 was filed on August 29, 1995.

CALCULATION OF REGISTRATION FEE


                                                                     PROPOSED           PROPOSED
TITLE OF SECURITIES BEING REGISTERED            AMOUNT OF            MAXIMUM             MAXIMUM            AMOUNT OF
                                               SHARES BEING       OFFERING PRICE        AGGREGATE         REGISTRATION
                                                REGISTERED         PER UNIT(1)      OFFERING PRICE(2)        FEE(2)

Shares of Common Stock of Bull &                15,030,065            $1.00             $290,000             $100.00
Bear Funds II, Inc., Par Value $0.01,
designated Bull & Bear Dollar Reserves,
Bull & Bear GlobaL Income Fund and
Bull & Bear U.S. Government Securities
Fund.

(1)The fee for the shares to be registered by this filing has been computed on the basis of the price in effect on October 16, 1995 pursuant to Rule 457(d) under the Securities Act of 1933. Fund and Bull & Bear U.S.

(2)Calculation of the proposed maximum aggregate offering price has been made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During its fiscal year ended June 30, 1995, Registrant redeemed or repurchased 543,497,477 shares. Registrant used 528,757,412 of the shares it redeemed or repurchased during its fiscal year ended June 30, 1995 for a reduction pursuant to paragraph
(c) of Rule 24f-2 under the Investment Company Act of 1940 (shares sold; excluding shares issued in reinvestment of dividends). Registrant is using this post-effective amendment to register the remaining 14,740,065 shares redeemed or repurchased during its fiscal year ended June 30, 1995 plus 290,000 shares ($290,000/$1.00). During the current fiscal year, the Registrant has filed no other post-effective amendments for the purpose of the reduction pursuant to paragraph (a) of Rule 24e- 2.

                           BULL & BEAR FUNDS II, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This  registration  statement  consists of the  following  papers and documents.

         Cover Sheet

         Calculation of Registration Fee Sheet

         Table of Contents

         Cross Reference Sheet - Bull & Bear Dollar Reserves

         Cross Reference Sheet - Bull & Bear Global Income Fund

         Cross Reference Sheet - Bull & Bear U.S. Government Securities Fund

         Bull & Bear Dollar Reserves

                  Part A - Prospectus

                  Part B - Statement of Additional Information

         Bull & Bear Global Income Fund

                  Part A - Prospectus

                  Part B - Statement of Additional Information

         Bull & Bear U.S. Government Securities Fund

                  Part A - Prospectus

                  Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                           BULL & BEAR DOLLAR RESERVES


Part A. Item No.                                Prospectus Caption

             1                                  Cover Page

             2                                  Expense Tables

             3                                  Financial Highlights
                                                Yield Information

             4                                  General

                                                The Fund's Investment Program
                                                Capital Stock
                                                Cover Page

             5                                  The Investment Manager
                                                Custodian and Transfer Agent

             6                                  Cover Page
                                                General
                                                The Investment Manager
                                                Distributions and Taxes
                                                Determination of Net Asset Value
                                                Shareholder Services
                                                Capital Stock
                                                Back Cover Page

             7                                  How to Purchase Shares
                                                Shareholder Services
                                                Determination of Net Asset Value
                                                Distribution of Shares
                                                Back Cover Page

             8                                  How to Redeem Shares
                                                Determination of Net Asset Value

             9                                  Not Applicable


                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                           BULL & BEAR DOLLAR RESERVES

                             Statement of Additional
Part B. Item No.                                Information Caption

             10                                 Cover Page

             11                                 Table of Contents

             12                                 Cover Page

             13                                 The Fund's Investment Program
                                                Investment Restrictions
                                                Appendix

             14                                 Officers and Directors

             15                                 Officers and Directors
                                                The Investment Manager

             16                                 Officers and Directors
                                                The Investment Manager
                                                Investment Management Agreement
                                                Distribution of Shares
                                                Custodian, Transfer and Dividend
                                                Disbursing Agent
                                                Auditors

             17                                 Allocation of Brokerage

             18                                 Not Applicable

             19                                 Purchase of Shares
                                                Determination of Net Asset Value

             20                                 Dividends and Taxes

             21                                 Distribution of Shares

             22                                 Performance Information

             23                                 Financial Statements

                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                         BULL & BEAR GLOBAL INCOME FUND


Part A. Item No.                       Prospectus Caption

             1                         Cover Page

             2                         Expense Tables

             3                         Financial Highlights
                                       Performance Information

             4                         General
                                       The Fund's Investment Program
                                       Capital Stock
                                       Cover Page

             5                         General
                                       The Investment Manager
                                       Custodian and Transfer Agent

             5A                        Performance Information

             6                         Cover Page
                                       General
                                       The Investment Manager
                                       Distributions and Taxes
                                       Determination of Net Asset Value
                                       Shareholder Services
                                       Capital Stock
                                       Back Cover Page

             7                         How to Purchase Shares
                                       Shareholder Services
                                       Determination of Net Asset Value
                                       Distribution of Shares
                                       Back Cover Page

             8                         How to Redeem Shares
                                       Determination of Net Asset Value

             9                         Not Applicable

                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                         BULL & BEAR GLOBAL INCOME FUND

                             Statement of Additional
Part B. Item No.                  Information Caption

             10                   Cover Page

             11                   Table of Contents

             12                   Cover Page

             13                   The Fund's Investment Program
                                  Investment Restrictions
                                  Options, Futures And Forward Currency Contract Strategies

             14                   Officers and Directors

             15                   Officers and Directors
                                  The Investment Manager

             16                   Officers and Directors
                                  The Investment Manager
                                  Investment Management Agreement
                                  Distribution of Shares
                                  Custodian, Transfer and Dividend
                                  Disbursing Agent
                                  Auditors

             17                   Allocation of Brokerage

             18                   Not Applicable

             19                   Purchase of Shares
                                  Determination of Net Asset Value

             20                   Distributions and Taxes

             21                   Distribution of Shares

             22                   Performance Information

             23                   Financial Statements

                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                   BULL & BEAR U.S. GOVERNMENT SECURITIES FUND


Part A. Item No.                                Prospectus Caption

             1                                  Cover Page

             2                                  Expense Tables

             3                                  Financial Highlights
                                                Performance Information

             4                                  General
                                                The Fund's Investment Program
                                                Capital Stock
                                                Cover Page

             5                                  General
                                                The Investment Manager
                                                Custodian and Transfer Agent

             5A                                 Performance Information

             6                                  Cover Page
                                                General
                                                The Investment Manager
                                                Distributions and Taxes
                                                Determination of Net Asset Value
                                                Shareholder Services
                                                Capital Stock
                                                Back Cover Page

             7                                  How to Purchase Shares
                                                Shareholder Services
                                                Determination of Net Asset Value
                                                Distribution of Shares
                                                Back Cover Page

             8                                  How to Redeem Shares
                                                Determination of Net Asset Value

             9                                  Not Applicable

                           BULL & BEAR FUNDS II, INC.

                              CROSS REFERENCE SHEET

                   BULL & BEAR U.S. GOVERNMENT SECURITIES FUND

                             Statement of Additional
Part B. Item No.                                Information Caption

             10                                 Cover Page

             11                                 Table of Contents

             12                                 Cover Page

             13                                 The Fund's Investment Program
                                                Investment Restrictions

             14                                 Officers and Directors

             15                                 Officers and Directors
                                                The Investment Manager

             16                                 Officers and Directors
                                                The Investment Manager
                                                Investment Management Agreement
                                                Distribution of Shares
                                                Custodian, Transfer and Dividend
                                                         Disbursing Agent
                                                Auditors

             17                                 Allocation of Brokerage

             18                                 Not Applicable

             19                                 Purchase of Shares
                                                Determination of Net Asset Value

             20                                 Distributions and Taxes

             21                                 Distribution of Shares

             22                                 Performance Information

             23                                 Financial Statements

   Bull & Bear Dollar  Reserves  (the  "Fund") is a high quality  no-load  money market fund investing  exclusively in  obligations of the U.S.  Government,  its agencies and instrumentalities. The Fund's objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The monthly dividends the Fund pays to individuals are generally exempt from state and local income taxes. In addition, the value of an individual's Fund shares is generally exempt from state intangible personal property taxes.


   THE FUND IS MANAGED TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.


   The Fund waives the minimum initial investment of $1,000 if you invest $100 or more per month through the Bull & Bear Automatic Investment Program.

   This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated November 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It is available at no charge by calling 1-800-847-4200. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables below are designed to help you understand the costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 account fee is charged if your monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............................................NONE
Sales Load Imposed on Reinvested Dividends.................................NONE
Deferred Sales Load........................................................NONE
Redemption Fee.............................................................NONE
Exchange Fees..............................................................NONE
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (after waiver)............................................0.25%
12b-1 Fees (after waiver).................................................0.00%
Other Expenses............................................................0.64%
Total Fund Operating Expenses.............................................0.89%




EXAMPLE You would pay the following expenses on a $1,000 investment, assuming 5% annual return and a redemption at the end of each time period


              1 year       3 years       5 years      10 years
              ------       -------       -------      --------
                $9           $28           $49          $110


The example set forth above assumes reinvestment of all dividends and other distributions and uses an assumed 5% annual rate of return as required by the Securities and Exchange Commission ("SEC"). THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The percentages given for "Annual Fund Operating Expenses" are based on the Fund's expenses (after waivers of 12b-1 fees and management fees) and average daily net assets during its fiscal year ended June 30, 1995. Without such waivers, management fees, 12b-1 fees, and total Fund operating expenses would have been 0.50%, 0.25% and 1.39%, respectively. "Other Expenses" include amounts paid to the Fund's custodian and transfer agent and reimbursed to the Investment Manager and Investor Service Center, the Distributor, and does not include interest expense from the Fund's bank borrowing. As of June 30, 1995, the Distributor intended to waive its 12b-1 fee during the fiscal year ending June 30, 1996.

FINANCIAL HIGHLIGHTS for a share of capital stock outstanding throughout the period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the June 30, 1995 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information.


                                                                 YEARS ENDED JUNE 30,


PER SHARE DATA                       1995       1994     1993      1992     1991     1990     1989      1988     1987      1986
Net asset value at beginning of
period ..........................    $1.000    $1.000    $1.000   $1.000    $1.000   $1.000   $1.000    $1.000   $1.000    $1.000
Income from investment operations:
  Net investment income..........     0.044     0.026     0.026    0.042     0.062    0.078    0.077     0.064    0.055     0.073
Less dividends:
  Dividends from net investment
     income .....................    (0.044)   (0.026)   (0.026)  (0.042)   (0.062)  (0.078)  (0.077)   (0.064)  (0.055)   (0.073)
                                     -------   -------   -------  -------   -------  -------  -------   -------  -------   -------
Net asset value at end of period     $1.000    $1.000    $1.000   $1.000    $1.000   $1.000   $1.000    $1.000   $1.000    $1.000
                                      ======    ======    ======   ======    ======   ======   ======    ======   ======    ======
TOTAL RETURN.....................      4.53%     2.59%     2.63%    4.28%     6.41%    8.10%    8.04%     6.58%    5.63%     7.61%
                                       =====     =====     =====    =====     =====    =====    =====     =====    =====     =====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
  (000's omitted) ..............     $65,278   $76,351   $64,673  $63,832   $77,984  $94,474  $103,97 5$102,684  $89,685   $76,250
                                     =======   =======   =======  =======   =======  =======  ======= =========  =======   =======
Ratio of expenses to average
   net assets (a)                      0.89%     0.89%     0.75%    0.80%     0.85%    0.65%    1.10%     1.25%    1.17%     1.14%
                                       =====     =====     =====    =====     =====    =====    =====     =====    =====     =====
Ratio of net investment income
   to average net assets (b)           4.41%     2.56%     2.59%    4.24%     6.30%    7.91%    7.62%     6.37%    5.50%     6.97%
                                       =====     =====     =====    =====     =====    =====    =====     =====    =====     =====

(a) Ratio prior to waivers by the Investment Manager and Distributor was 1.20%, 1.31%, 1.32%, 1.13%, 1.00%, 0.97% , 1.00%, 1.14% and 1.39% in 1986, 1987,
     1989, 1990, 1991, 1992 ,1993, 1994 and 1995, respectively.

(b) Ratio prior to waivers by the Investment Manager and Distributor was 6.91%, 5.36%, 7.40%, 7.43%, 6.15%, 4.07%, 2.34%, 2.31% and 3.91% in 1986, 1987,
     1989, 1990, 1991, 1992, 1993, 1994 and 1995, respectively.

                                TABLE OF CONTENTS

Expense Tables.....................2  Dividends and Taxes...................10
Financial Highlights...............2  Determination of Net Asset Value......11
General............................3  The Investment Manager................11
The Fund's Investment Program......3  Yield Information.....................11
How to Purchase Shares.............4  Distribution of Shares................12
Shareholder Services...............6  Capital Stock.........................12
How to Redeem Shares...............9  Custodian and Transfer Agent..........13



                                     GENERAL

PURPOSES OF THE FUND. The Fund, a no load mutual fund, is designed to provide an economical and convenient way to invest cash reserves for maximum current income consistent with preservation of capital and maintenance of liquidity. All Fund net income from its exclusively U.S. Government money market investments is accrued daily to each shareholder's account and distributed monthly.


CHECK WRITING PRIVILEGE FOR EASY ACCESS. Shareholders have the convenience of making redemptions without charge simply by writing a check for $250 or more. Shareholders with a discount brokerage Bull & Bear Performance Plus Account(R) may write a check without charge for $100 or more. There is no limit on the number of checks a shareholder may write.




YIELD INFORMATION. Please call 1-800-847-4200 for the Fund's yield.


                          THE FUND'S INVESTMENT PROGRAM


    The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The monthly dividends the Fund pays to individuals are generally exempt from state and local income taxes. In addition, the value of an individual's Fund shares is generally exempt from state intangible personal property taxes. There can be no assurance that the Fund will achieve its investment objective. In periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

    The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. While the risks associated with investment in U.S. Government Securities are minimal, an investment in the Fund is not completely risk free. The U.S. Government is not obligated by law to provide financial support to certain agencies, and securities issued by them may involve risk of loss of principal and interest. For example, securities issued by the Federal Farm Credit Banks are supported by the agency's limited right to borrow money from the U.S. Treasury under certain circumstances and securities issued by the Federal Home Loan Banks are supported only by the credit of the agency that issued them. The Fund invests in these securities only when satisfied that the issuer's credit risk is minimal. The Fund is managed so the dollar-weighted average maturity of its portfolio does not exceed 90 days, and all investments have a remaining maturity of less than 397 days.


     WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis. In such transactions delivery and payment occur at a date subsequent to the date of the commitment to make the purchase. The Fund will only make commitments to purchase U.S. Government Securities maturing in less than 397 days from the date of the commitment. Although the Fund will enter into when-issued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation. When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or U.S. Government Securities with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.


LENDING. Pursuant to an arrangement with its custodian bank, the Fund may lend portfolio securities or other assets of the Fund to other parties limited to one third of the Fund's total assets. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, U.S. Government Securities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.


VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate U.S. Government Securities. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less.


OTHER INFORMATION. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in the Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund's other investment policies are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fund operates in accordance with a nonfundamental policy which complies with Rule 2a-7 under Investment Company Act of 1940 (the "1940 Act") that limits the amount the Fund may invest in the securities of any one issue to 5% of the Fund's total assets. The Fund is also subject to a fundamental limitation that provides the Fund the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its total assets in any one issuer. The Fund will operate in accordance with this fundamental limitation only in the event that Rule 2a-7 is amended and the Fund's Board amends the nonfundamental policy discussed above. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), but not in excess of an amount equal to one third of the Fund's total assets. The Fund may also invest up to 10% of its net assets in illiquid assets, and up to 10% of its total assets in restricted securities.

                             HOW TO PURCHASE SHARES


    The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and gifts/transfers to minors custody accounts, and $500 for Bull & Bear Retirement Plans, which include Individual Retirement Accounts ("IRAs"), SEP-IRAs, rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below).

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft payable to Dollar Reserves, mailed to Investor Service Center, Box

419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program (the "Program"), you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

          The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

          In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

          The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-847-4200. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program does not assure a profit or protect against loss in a declining market.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), made payable to Dollar Reserves, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141- 6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center, 1-800-847-4200. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check or deposit slip.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to begin accruing income on your investment as soon as possible.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800- 847-4200, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Bull & Bear Dollar Reserves account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to two decimal places), together with any dividends that are paid in additional shares (see "Dividends and Taxes"). Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. Purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividends. A "Fund business day" is any day on which the New York Stock Exchange is open for business. The following are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. The Fund reserves the right to reject any order. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank. The Fund may in its discretion waive or lower the invest ment minimums.


                              SHAREHOLDER SERVICES


    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-847-4200.


CHECK WRITING PRIVILEGE FOR EASY ACCESS. The Fund's Check Writing Privilege enables you to continue receiving dividends on shares redeemed by check until such time as the check is presented to the Transfer Agent's bank for payment. You may establish an account in either of two ways for check writing:


o BULL & BEAR FUND ACCOUNTS. Upon request, shareholders will receive FREE, UNLIMITED check writing with only a $250 minimum per check. The Fund will arrange for shareholder checks to be honored by UMB Bank for this purpose.

o BULL & BEAR PERFORMANCE PLUS ACCOUNT(R). Bull & Bear Securities, Inc. offers discount brokerage services. Investors purchasing Fund shares through a Bull & Bear Performance Plus Account(R) with $5,000 minimum equity receive upon request FREE, UNLIMITED CHECK WRITING WITH ONLY A $100 MINIMUM PER CHECK, by arrangement with U.S. Clearing Corp. and Chemical Bank. Call Investor Service Center, 1-800-847-4200, for a Bull & Bear Securities discount brokerage Account Application.

    With both types of accounts, the check clearing bank has the right to refuse any checks which do not conform with its requirements. The shareholder will be subject to the bank's rules and regulations governing checking accounts, including a $20 charge for refused checks, which may change without notice. When such a check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check will be redeemed. The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account, including daily dividends, changes each day, you should not attempt to close an account by writing a check.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed) with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have all dividends paid by the Fund automatically invested in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center, 1-800-847-4200. You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-847-4200.

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of shares of the Fund for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

    To exchange shares, please call Investor Service Center at 1-800-847-4200 between 9 a.m. and 5 p.m. eastern time on any Fund business day and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:


o BULL & BEAR U.S. GOVERNMENT SECURITIES FUND invests for a high level of current income, liquidity, and safety of principal. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR MUNICIPAL INCOME FUND invests for the highest possible income exempt from Federal income tax consistent with preservation of principal. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR GLOBAL INCOME FUND seeks a high level of income from a global portfolio of primarily investment grade fixed income securities. Free unlimited check writing ($250 minimum). Pays monthly dividends.

o BULL & BEAR QUALITY GROWTH FUND seeks growth of capital and income from a portfolio of common stocks of large, quality companies with potential for significant growth of earnings and dividends.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.


    Exchange requests received between 9 a.m. and 4 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212-363-1103 or cable to the address BULLNBEAR NEWYORK. Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. A free prospectus containing more complete information including charges, expenses and performance, on any of the Bull & Bear Funds listed above is available from Investor Service Center, 1-800-847-4200. The other Bull & Bear Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc., 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. For Information on any of the plans, please call Investor Service Center, 1-800-847-4200.

    The minimum investment to establish a Bull & Bear Retirement Plan is $500. Minimum subsequent investments are $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear Retirement Plan. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear Retirement Plans a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived for Bull & Bear Retirement Plans with assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

|X| IRA AND SEP-IRA ACCOUNTS. Anyone with earned income who is less than age 70 1/2at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less, and an aggregate of up to $2,250 when a non-working spouse is also covered in a separate spousal account. If each spouse has at least $2,000 of earned income each year, they may contribute up to $4,000 annually. Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation. Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1996 tax year from January 1, 1996 through April 15, 1997.

    BULL & BEAR NO-FEE IRA(R). The $10 annual fiduciary fee is waived if your Bull & Bear IRA or Bull & Bear SEP-IRA has assets of $10,000 or more or if you invest through the Bull & Bear Automatic Investment Program.

    DEDUCTIBILITY. IRA contributions are fully deductible for many taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000- $35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible at all. An eligible individual may establish a Bull & Bear IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center, 1-800- 847-4200, which make it easy to transfer or roll over IRA assets to a Bull & Bear IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution which you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the receipt of the payment. Withholding for Federal income tax is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Bull & Bear Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These Plans provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these Plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings.


|X| SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allow ance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.


                              HOW TO REDEEM SHARES


    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

CHECK WRITING PRIVILEGE. See "Shareholder Services" above for redemption of shares by writing free, unlimited, personalized checks, provided by the Fund, in amounts of $250 or more for regular accounts and amounts of $100 or more for investors with discount brokerage Bull & Bear Performance Plus Account(R).

BY TELEPHONE. You may telephone Investor Service Center, 1-800-847-4200 to expedite redemption of Fund shares if share certificates have not been issued.

    You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.




    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check or deposit slip. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212- 363-1100 or communicate by fax to 1-212-363-1103 or cable to the address BULLNBEAR NEWYORK. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.


REDEMPTION PRICE. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will be made as soon as possible, ordinarily within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC;
(ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a ten business day delay to allow the check or transfer to clear. The ten day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 60 days' notice, to redeem any account, other than Bull & Bear Retirement Plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and tape recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 30 days of such address being changed unless you provide a signature guarantee as described above.


                               DIVIDENDS AND TAXES


Dividends. The Fund declares dividends each day from net investment income to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. The Fund also annually distributes to its shareholders any net short term capital gains. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account
Application or so elect subsequently by calling Investor Service Center, 1-800-847-4200. For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

TAXES. According to Tait, Weller & Baker, the Fund's auditors, individual Fund shareholders residing in most states are exempt from state income tax on dividends from the Fund, because the Fund derives its income from direct U.S. Government securities and, where applicable, the Fund meets the state income, investment, and reporting criteria required to maintain exempt status. For Massachusetts corporate shareholders, however, dividends paid by the Fund are not exempt from state income tax. Also, to the extent the Fund may invest in securities other than "direct" U.S. Government obligations (such as U.S. Treasury obligations), dividends paid to shareholders attributable to the interest on these investments are taxable in some states. In some states, shareholders also may be subject to local taxes on the shares they own or on distributions from the Fund.

    The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short term capital gains) that is distributed to its shareholders. Shareholders not subject to Federal income tax on their income will generally not be required to pay tax on amounts distributed to them by the Fund. The Fund is required to withhold 31% of all dividends payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number or who otherwise are subject to backup withholding. Each shareholder is advised promptly after each calendar year of the dollar amount and taxable status of the year's distributions received by such shareholder. The foregoing is only a summary of some of the important income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other tax considerations may apply, you should consult your tax adviser.


                        DETERMINATION OF NET ASSET VALUE

    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of the Fund's investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined at 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each Fund business day. The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

                             THE INVESTMENT MANAGER


    Bull & Bear Advisers, Inc. (the "Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the Fund's assets, subject to the control and oversight of the Board of Directors. For its services, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 0.50 of 1% of the first $250 million, 0.45 of 1% from $250 million to $500 million, and 0.40 of 1% over $500 million. From time to time, the Investment Manager may waive all or part of this fee to improve the Fund's yield and total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1995, the investment management fees paid by the Fund represented approximately 0.25% of its average daily net assets (net of the Investment Manager's waiver). The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on Nasdaq and traded in the over the counter market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.



                                YIELD INFORMATION


    From time to time the Fund advertises its current yield and its effective yield. All advertised current yield or effective yield figures are based upon historical earnings and are not intended to indicate future performance. The current yield of the Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is the annualized current yield which is compounded by assuming the current income to be reinvested. For the Fund's yield, please call 1-800-847-4200.

    THE FUND'S STATE TAX-FREE YIELD VERSUS TAXABLE YIELDS. Assuming an investor's yield from the Fund would be state tax-free (see "Dividends and Taxes"), the investor's yield from the Fund may actually be higher than other state-taxable investments stating a higher pre-tax yield.

    For example, if an investor's minimum state tax rate is 11% and the Fund's yield was 3%, the Fund's AFTER STATE TAX YIELD IS ACTUALLY HIGHER than a state-taxable investment with a yield of 3.37% or less. The computation is:


            The Fund's Yield            =         Your Taxable Equivalent Yield
     100% minus Your State Tax Rate



          3%               =          3.3708%
      100% - 11%

                             DISTRIBUTION OF SHARES


    Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc. (the "Distributor"), the Distributor acts as the Fund's principal agent for the sale of Fund shares. The Fund has also adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor monthly a fee in the amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The fee may be retained or passed through by the Distributor to brokers, banks and others who provide services to Fund shareholders. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor and, if the Distributor's expenses are less than such fees, it may realize a profit. As of the date hereof, the Distributor intends to waive the fee during the fiscal year ending June 30, 1996. Such waiver, however, may be discontinued at any time. Certain other advertising and sales materials may be prepared which relate to the promotion of the sale of shares of the Fund and one or more other affiliated investment companies. In such cases, the expenses will be allocated among the investment companies involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that other affiliated investment companies and Bull & Bear Securities, Inc. will benefit therefrom.


                                  CAPITAL STOCK

    The Fund is a series of Bull & Bear Funds II, Inc. (the "Corporation"), a Maryland corporation incorporated in 1974. Prior to October 29, 1993, the Corporation operated under the name Bull & Bear Incorporated. The Corporation is a series investment company, and is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Board of Directors has designated 500,000,000 shares as Bull & Bear Dollar Reserves, 250,000,000 shares as Bull & Bear Global Income Fund, and 250,000,000 shares as Bull & Bear U.S. Government Securities Fund. The Board of Directors of the Corporation may establish one or more new series, although it has no current intention to do so.

    The Fund's stock is fully paid and non-assessable and is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate, and also by an investor to another investor. In case of dissolution or other liquidation of the Fund or the Corporation, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders of all series of the Corporation vote for Directors with each share entitled to one vote. Each share entitles the holder to one vote for all purposes. Shares have no preemptive or conversion rights. Except to the extent that the Board of Directors might provide by resolution that the holders of shares of a particular series are entitled to vote as a class on specified matters, and except for approval of investment management agreements, plans of distribution, and changes in fundamental investment objectives and limitations which are voted upon by each series, separately as a class, there will be no right for any series to vote as a class unless such right exists under Maryland law. The Corporation's Articles of Incorporation contain no provision entitling the holders of the present classes of capital stock to a vote as a class on any matter other than the foregoing. Where a matter is to be voted upon separately by series, the matter is effectively acted upon for such series if a majority of the outstanding voting securities of that series approves the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of the Corporation.

    In accordance with the General Corporation Law of the State of Maryland applicable to open-end investment companies incorporated in Maryland and registered under the 1940 Act, as is the Corporation, the Corporation's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 10% of the Corporation's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder approval of the Fund's investment management agreement, plan of distribution, or changes in its fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT


    Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as custodian of the Fund's assets. The custodian also performs certain accounting services for the Fund. The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Fund and other affiliated investment companies based on the relative number of inquiries and other factors deemed appropriate by the Board of Directors.

[Left Side of Back Cover Page]



DOLLAR
RESERVES
-----------------------------------------------------

11 HANOVER SQUARE
NEW YORK, NY 10005
1-800-847-4200  1-212-363-1100

E-MAIL: BULBEAR@AOL.COM

----------------------------------------------------

CALL TOLL-FREE FOR FUND PERFORMANCE, TELEPHONE PURCHASES, EXCHANGES AMONG THE BULL & BEAR FUNDS AND TO OBTAIN INFORMATION CONCERNING YOUR ACCOUNT.

1-800-847-4200  1-212-363-1100

-----------------------------------------------------

[Right Side of Back Cover Page]

DOLLAR
RESERVES
---------------------------------------------------------

A HIGH QUALITY
MONEY MARKET FUND
INVESTING IN U.S. GOVERNMENT
SECURITIES- INCOME IS GENERALLY
FREE FROM STATE AND LOCAL
INCOME TAXES


HIGH DAILY INCOME
ELECTRONIC FUNDS TRANSFERS
RETIREMENT PLANS
NO-LOAD
FREE CHECK WRITING
---------------------------------------------------------


MINIMUM INVESTMENTS
o REGULAR ACCOUNTS,  $1,000
o IRAS,  $500
o AUTOMATIC INVESTMENT PROGRAM,  $100
o SUBSEQUENT INVESTMENTS, $100

---------------------------------------------------------

PROSPECTUS
NOVEMBER 1, 1995

    BULL & BEAR
-----------------------------------------
      PERFORMANCE DRIVEN(R)


Printed on recycled paper

DR-148/11/5

   Bull & Bear Global Income Fund (the "Fund") seeks to provide shareholders a high level of income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a global portfolio of investment grade fixed income securities. Dividends are paid monthly.

   By investing in both domestic and international fixed income markets, the Fund can expand investment horizons while providing an effective means of reducing volatility associated with concentration in a single country or region. Because the economies, interest rates, and currency exchange rates of foreign countries often follow different cycles, the resulting variation of performance by the world's fixed income markets may provide an effective means of balancing your portfolio. The Fund cannot guarantee it will achieve its investment objectives.


 ------------------------------------------------------------------------------

           NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

 ------------------------------------------------------------------------------


   This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated November 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It is available at no charge by calling 1-800-847-4200. FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ANY AFFILIATE OF ANY BANK, AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables below are designed to help you understand the costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases.......................................NONE
Sales Load Imposed on Reinvested Dividends............................NONE
Deferred Sales Load...................................................NONE
Redemption Fee within 30 days of purchase............................1.00%
Redemption Fee after 30  days of purchase.............................NONE
Exchange Fees.........................................................NONE
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees......................................................0.70%
12b-1 Fees...........................................................0.50%
Other Expenses.......................................................1.01%
Total Fund Operating Expenses........................................2.21%


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a redemption at the end of each time period


                 1 year       3 years       5 years      10 years
                 ------       -------       -------      --------
                  $22          $69          $118          $254

The example set forth above assumes reinvestment of all dividends and other distributions and assumes a 5% annual rate of return as required by the Securities and Exchange Commission ("SEC"). THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. Actual returns and expenses may be greater or less than those shown. The percentages given for annual Fund expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended June 30, 1995. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s rules for investment companies. "Other Expenses" includes amounts paid to the Fund's custodian and transfer agent and reimbursed to the Investment Manager and the Distributor, and does not include interest expense from the Fund's bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the June 30, 1995 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. Until October 29, 1992, the Fund's investment objective was to obtain for its shareholders the highest income over the long term and the Fund followed a policy of investing primarily in lower rated debt securities of U.S. companies.



                                                     YEARS ENDED JUNE 30,


PER SHARE DATA*                          1995     1994      1993     1992     1991     1990     1989     1988      1987     1986
Net asset value at beginning of period   $8.25     $9.39    $8.56    $7.97    $8.67    $9.73   $10.83    $13.04   $14.96   $14.42
 Income from investment operations:
  Net investment income                    .17       .60      .66      .77      .81      .99     1.27      1.41     1.76     1.89
  Net realized and unrealized gain
  (loss) on investments                    .18     (1.02)     .92      .54     (.64)    (.97)   (1.13)    (2.19    (1.92)     .54
                                           ---      ----      ---      ---     -----     ----    ----      ----     ----
  Total from investment operations         .35      (.42)    1.58     1.31      .17      .02      .14      (.78)    (.16)    2.43
                                          -----    -------   ----     ----    -----    -----   ------     ------   ------    ----
 Less distributions:
   Distributions from net investment
     income                               (.17)     (.60)    (.66)    (.72)    (.82)    (.98)   (1.24)    (1.43)   (1.74)   (1.89)
   Distributions in excess of net
     realized gains                        ---      (.12)    (.09)     ---      ---      ---      ---      ---      ---      ---
   Distributions from paid-in-capital     (.43)      ---      ---      ---     (.05)    (.10)     ---      ---      ---      ---
                                         -------   ------   ------    -----   ------    -----   ------    ----      ----     ---
    Total distributions                   (.60)     (.72)    (.75)    (.72)    (.87)   (1.08)   (1.24)    (1.43)   (1.76)   (1.89)
Net asset value at end of period         $8.00     $8.25    $9.39    $8.56    $7.97    $8.67    $9.73    $10.83   $13.04    $14.96
TOTAL RETURN                              4.52%   5.12)%    19.39%   17.09%    2.45%     .54%    1.34%    (5.99)%  (1.01)%  17.99%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
     (000's omitted)                   $39,180   $44,355  $51,768  $44,323  $42,515  $51,318  $82,520  $124,095   $206,251  $113,026
Ratio of expenses to average
     net assets(a)                        2.21%    1.98%     1.95%    1.93%    1.95%    1.72%    1.68%     1.71%    1.50%    1.37%
Ratio of net investment income to
     average net assets (b)               6.20%    6.58%     7.44%    9.25%   10.08%   10.99%   12.08%   11.96%    12.40%   13.45%
Portfolio turnover rate                    385%     223%      172%     206%     555%     134%     122%     124%       85%      77%

---------
*Per share income and operating  expenses and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to waiver by the Investment Manager was 1.74% in 1989. (b) Ratio prior to waiver by the Investment Manager was 12.02% in 1989.


Information relating to outstanding debt during the fiscal periods shown below.



                         Amount of Debt       Average Amount of Debt       Average Number of         Average Amount of
Fiscal Year Ended        Outstanding at       Outstanding During the       Shares Outstanding      Debt Per Share During
     June 30             End of Period                Period               During the Period             the Period
      1995                     $0                    $22,715                 $5,133,937                     $0.00
      1994                      0                    204,441                  5,715,428                      0.04
      1993                   886,000                  45,252                  5,158,922                      0.01
      1992                      0                    189,119                  5,256,156                      0.04
      1988                      0                  3,157,043                 12,044,033                      0.26



                                TABLE OF CONTENTS

Expense Tables...................2  Distributions and Taxes................15
Financial Highlights.............2  Determination of Net Asset Value.......16
General..........................3  The Investment Manager.................16
The Fund's Investment Program....3  Distribution of Shares.................16
How to Purchase Shares...........9  Performance Information................17
Shareholder Services.............1  Capital Stock..........................17
How to Redeem Shares.............4  Custodian and Transfer Agent...........18


                                     GENERAL

GLOBAL INCOME INVESTING. For more than three decades, the growth rate of many foreign economies has exceeded that of the United States. At times, a number of foreign fixed income markets have outperformed their U.S. counterparts. Although there can be no assurances, foreign fixed income markets could continue to offer attractive investment opportunities from time to time relative to the U.S. market. For the individual investor, buying foreign debt securities can be difficult: access to international markets is complicated; few individuals have the time or resources to evaluate foreign economies, markets and securities; and transaction costs are generally high.

PURPOSES OF THE FUND. The Fund is for long term investors seeking the yields offered worldwide by a portfolio consisting primarily of investment grade fixed income securities, together with the advantages of professional management, diversification, and liquidity. The net asset value of the Fund will change as interest rates and currency prices fluctuate and the Fund is subject to risks unique to global investing. The Fund should not be considered a complete investment program, and there is no assurance it will achieve its objectives.

CHECK WRITING PRIVILEGE FOR EASY ACCESS. Shareholders have the convenience of making redemptions without charge by writing a check for $250 or more. There is no limit on the number of checks a shareholder may write.


DIVIDENDS AND DISTRIBUTIONS. The Fund pays monthly dividends to its shareholders from the income it earns on its investments and from any net foreign currency gains. The Fund also distributes to shareholders annually substantially all net realized gains from the sale of securities and foreign currencies, if any, after offsetting any capital loss carryforward. Distributions may be reinvested in shares of the Fund or any other Bull & Bear Fund (see "Dividend Sweep Privilege"), or at your option, paid in cash.

YIELD INFORMATION. Please call 1-800-847-4200 for the Fund's yield.

PORTFOLIO MANAGEMENT. The Fund's Portfolio Manager since March 1995 is Steven A. Landis. Mr. Landis is Senior Vice President and a member of the Investment Policy Committee of Bull & Bear Advisers, Inc. (the "Investment Manager") with overall responsibility for the Bull & Bear fixed income funds. Mr. Landis was formerly Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc. and Director, Bond Arbitrage at WG Trading Company. Mr. Landis received his MBA in Finance from Columbia University.


                          THE FUND'S INVESTMENT PROGRAM


   The Fund's primary investment objective, which may not be changed without shareholder approval, is to seek to provide shareholders a high level of income. The Fund's secondary objective, which may be changed by the Board of Directors without shareholder approval, is capital appreciation. An investor's return will consist of monthly dividends, capital appreciation or depreciation on the Fund's portfolio securities, and distributions of realized net capital gains and net foreign currency gains or losses, if any.


   The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities which are rated, at the time of purchase, BBB or better by Standard & Poor's, Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. The Fund may also invest up to 35% of its assets in fixed income securities rated BB, B, or CCC by Standard & Poor's or Ba, B, or Caa by Moody's and in other securities (including common stocks, warrants, options and securities convertible into common stock), when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed income securities and other securities. The Fund currently expects to invest predominately in the United States, Western Europe, Latin America, the Pacific Rim, South Africa, and Canada. The Fund will normally invest in at least three different countries, but may invest in fixed income securities of only one country for temporary defensive purposes. When the Investment Manager believes unusual circumstances warrant a defensive posture, the Fund may commit all or any portion of its assets to cash (U.S. dollars and/or foreign currencies) or money market instruments of U.S. and foreign issuers, including repurchase agreements. In seeking to identify the world's best performing bonds and other fixed income securities, the Investment Manager bases its investment decisions on fundamental market attractiveness, interest rates and trends, currency trends, and credit quality.

   The Investment Manager undertakes several measures in seeking to achieve the Fund's objectives:


o First, the fixed income securities purchased by the Fund will be primarily rated at the time of purchase in the top four categories by Standard & Poor's or Moody's or, if unrated, are determined by the Investment Manager to be of comparable quality. Ratings are not a guarantee of quality and ratings can change after a security is purchased by the Fund. Moreover, securities rated Baa by Moody's are deemed by that rating agency to have speculative characteristics.

o Second, the Investment Manager actively manages the average maturity of the Fund's portfolio in response to expected interest rate movements in pursuit of capital appreciation or to protect against depreciation. Debt securities generally change in value inversely to changes in interest rates. Increases in interest rates generally cause the market values of debt securities to decrease, and vice versa. Movements in interest rates typically have a greater effect on the prices of longer term bonds than on those with shorter maturities. When anticipating a decline in interest rates, the Investment Manager will attempt to lengthen the portfolio's maturity to capitalize on the appreciation potential of such securities. Conversely, when anticipating rising rates, the Investment Manager will seek to shorten the Fund's maturity to protect against capital depreciation. The Fund's portfolio may consist of long, intermediate, and short maturities. Consistent with seeking to maximize current income, the proportion invested in each category can be expected to vary depending upon the Investment Manager's evaluation of the market outlook.


o Third, the Investment Manager may employ certain investment techniques to seek to reduce the Fund's exposure to risks involving foreign currency exchange rates. An increase in value of a foreign currency relative to the U.S. dollar (the dollar weakens) will increase the U.S. dollar value of securities denominated in that foreign currency. Conversely, a decline in the value of a foreign currency relative to the U.S. dollar (the dollar strengthens) causes a decline in the U.S. dollar value of these securities. The percentage of the Fund's investments in foreign securities that will be hedged back to the U.S. dollar will vary depending on anticipated trends in currency prices and the relative attractiveness of such techniques and other strategies.

There is, of course, no guarantee that these investment strategies will accomplish their objectives.

FOREIGN INVESTMENTS. Investors should understand and consider carefully the substantial risks involved in foreign investing. Foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing, and financial reporting standards; the possible imposition of foreign taxes, exchange controls, and currency restrictions; and, the possible greater political, economic, and social instability of developing as well as developed countries including without limitation nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities issued by comparable U.S. issuers. Transactions in foreign securities may be subject to less efficient settlement practices. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the expense ratio of the Fund can be expected to be higher than investment companies investing exclusively in domestic securities. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or insolvency of a foreign broker/dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.


   Since investments in foreign securities usually involve foreign currencies and since the Fund may temporarily hold funds in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's net asset value per share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its net asset value per share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or through entering into forward contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

   The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Emerging markets countries may also restrict investment opportunities in issuers in industries deemed important to national interests.


U.S. AND FOREIGN GOVERNMENT SECURITIES. The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Government (such as U.S. Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent Federal organizations supervised by Congress. The types of support for these obligations can range from the full faith and credit of the United States (for example, U.S. Treasury securities), to the creditworthiness of the issuer (for example, securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S.
Government's full faith and credit.


   The foreign government securities in which the Fund invests generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. The foreign government securities in which the Fund may also invest include the obligations of supranational agencies, such as the International Bank for Reconstruction and Development (the World Bank). Supranational agencies rely on funds from participating countries, often including the United States, from which they must request funds. Such requests may not always be honored. The obligations of supranational agencies, depending on where and how are issued, may be subject to some of the risks discussed above with respect to foreign securities.

   Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

SECURITIES OF PRIVATE ISSUERS. The securities of U.S. and foreign private issuers in which the Fund invests may be denominated in U.S. dollars or other currencies, including obligations of U.S. and foreign issuers payable in U.S. dollars outside the United States ("Euros") and obligations of foreign issuers payable in U.S. dollars and issued in the United States ("Yankees"). The securities of private issuers may include corporate bonds, notes and commercial paper, as well as certificates of deposit, time deposits, bankers' acceptances and other obligations of U.S. banks and their branches located outside the United States, U.S. branches of foreign banks, foreign branches of foreign banks and U.S. agencies of foreign banks and wholly owned banking subsidiaries of foreign banks located in the United States. The securities of private issuers also may include common stocks and other equity securities such as warrants, options and securities convertible into common stock, when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of fixed income and equity securities.

FIXED INCOME SECURITIES. The Fund is permitted to purchase investment grade fixed income securities. Securities rated BBB or better by Standard & Poor's or Baa or better by Moody's are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and income payments than is the case for higher-rated securities. The Fund also may invest up to 35% of its assets in fixed income securities rated below investment grade but not lower than CCC by Standard & Poor's or Caa by Moody's. These securities are deemed by those agencies to be in poor standing and predominantly speculative; the issuers may be in default on such securities or deemed without capacity to make scheduled payments of income or repay principal, involving major risk exposure to adverse conditions. The Fund is also permitted to purchase fixed income securities that are not rated by Standard & Poor's or Moody's but that the Investment Manager determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in percentage limitations applicable to the comparable rated securities.

   Ratings of fixed income securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality, and may be lowered after a fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and income payments and do not evaluate the risk of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See the Appendix to the Statement of Additional Information for a further description of Standard & Poor's and Moody's ratings.

   Lower rated fixed income securities generally offer a higher current yield than that available on higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and income and increase the possibility of default.

   In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. The market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. The prices of many lower rated securities have declined substantially in the past, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such price declines will not recur. The market for lower rated issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

   During its fiscal year ended June 30, 1995, the Fund invested 77% of its average annual net assets in debt securities that had received a rating from Standard & Poor's. The remaining 23% can be classified as non-rated debt securities, other fixed income securities, equities and other net assets. The Fund had the following percentages of its average net assets invested in rated securities: AAA -- 36%, AA -- 7%, A -- 7%, BBB -- 4%, BB -- 9%, B -- 14%; CCC --
0%. It should be noted that this information reflects the average composition of the Fund's assets during the fiscal year ended June 30, 1995 and is not necessarily representative of the Fund's assets as of the end of that fiscal year, the current year or at any time in the future.


PREFERRED SECURITIES. The fixed income securities in which the Fund may invest includes preferred share issues of U.S. and foreign companies. Such securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, preferred securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks or other fixed income securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and
(iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

   The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

HEDGING AND INCOME STRATEGIES. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write straddles, purchase and write put and call options on bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell interest rate futures contracts, bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such contracts.

   The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests.


   Strategies with options, financial futures, and forward currency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains and losses on investments in options and futures depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets segregated to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or meeting redemptions or other current obligations.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. banks or dealers involving securities in which the Fund is authorized to invest. A repurchase agreement is an instrument under which the Fund purchases securities from a bank or dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price. The Fund's custodian maintains custody of the underlying securities until their repurchase; thus the obligation of the bank or dealer to pay the repurchase price is, in effect, secured by such securities. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the repurchase date; if the seller defaults, the security constitutes collateral for the seller's obligation to pay. If, however, the seller defaults and the value of the collateral declines, the Fund may incur loss and expenses in selling the collateral. To attempt to limit the risk in engaging in repurchase agreements, the Fund enters into repurchase agreements only with banks and dealers believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of its net assets would then be invested in such agreements and other illiquid securities.


REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In such agreements, the Fund sells the underlying security to a creditworthy securities dealer or bank and the Fund agrees to repurchase it at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and involve leveraging which is speculative and increases both investment opportunity and investment risk. The Fund will limit its investments in reverse repurchase agreement transactions and other borrowings to one third of the total value of the Fund's assets taken at market value, less liabilities other than borrowings. When the Fund enters into reverse repurchase agreements, its custodian will set aside in a segregated account cash or securities of the U.S. Government, its agencies or instrumentalities with a market value at least equal to the repurchase price. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Such agreements are subject to the risk that the benefit of purchasing a security with the proceeds of the sale by the Fund will be less than the cost to the Fund of transacting the reverse repurchase agreement. Such agreements will be entered into when, in the judgment of the Investment Manager, the risk is justified by the potential advantage of total return.


PRIVATE PLACEMENTS AND RULE 144A SECURITIES. The Fund may purchase securities in private placements or pursuant to the Rule 144A exemption from Federal registration requirements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and greater discounts than the sale of registered securities. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become less interested in buying these securities. The

Fund will not invest more than 15% of its net assets in illiquid assets and will not invest more than 10% of its total assets in assets that are illiquid due to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.


WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis. In such transactions delivery and payment occur at a date subsequent to the date of the commitment to make the purchase. Although the Fund will enter into when-issued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation. When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or securities of the U.S. Government, its agencies or instrumentalities with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.


LENDING. Pursuant to an arrangement with its custodian, the Fund may lend portfolio securities or other assets of the Fund to other parties limited to one third of the Fund's total assets. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.


PORTFOLIO TURNOVER. Given the investment objectives of the Fund, the rate of portfolio turnover will not be a limiting factor when the Investment Manager deems changes in the composition of the portfolio appropriate, and the investment strategy pursued by the Fund therefore includes the possibility of short term transactions. The Fund's portfolio turnover rate will vary from year to year depending on world market conditions. For the fiscal years ended June 30, 1995 and 1994, the portfolio's turnover rate was 385% and 223%, respectively. Higher portfolio turnover involves correspondingly greater transaction costs and increases the potential for short term capital gains and taxes (see "Distributions and Taxes" below).


OTHER INFORMATION. In addition to the Fund's primary investment objective, the Fund has adopted certain investment restrictions, set forth in the Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund's secondary investment objective and all other investment policies are nonfundamental and may be changed by the Board of Directors without shareholder approval. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) but not in excess of an amount to one third of the Funds total assets. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding.

                             HOW TO PURCHASE SHARES


   The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and gifts/transfers to minors custody accounts, and $500 for Bull & Bear Retirement Plans, which include Individual Retirement Accounts ("IRAs"), SEP-IRAs, rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below).

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft payable to Global Income Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program (the "Program"), you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

          The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

          In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

          The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

   For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-847-4200. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program does not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), made payable to Global Income Fund, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141- 6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center, 1-800-847-4200. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check or deposit slip.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800- 847-4200, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Bull & Bear Global Income Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Global Income Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see
"Distributions and Taxes"). Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. The Fund reserves the right to reject any order. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank. The Fund may in its discretion waive or lower the investment minimums.


                              SHAREHOLDER SERVICES


   You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-847-4200.

CHECK WRITING PRIVILEGE FOR EASY ACCESS. The Transfer Agent will, upon request, provide shareholders with FREE, UNLIMITED checks that may be made payable to the order of anyone in any amount of not less than $250. The Fund will arrange for the checks to be honored by United Missouri Bank ("UMB") for this purpose. This Check Writing Privilege enables the shareholder to continue receiving dividends on shares redeemed by check until such time as the check is presented to UMB for payment. UMB has the right to refuse any checks which do not conform with its requirements. The shareholder will be subject to UMB's rules and regulations governing checking accounts, including a $20 charge for refused checks, which may change without notice. When such a check is presented to UMB for payment, the Transfer Agent, as the shareholder's agent, will cause the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The Fund generally will not honor for up to 10 days a check written by a shareholder that requires the redemption of shares recently purchased by check or until it is reasonably assured of payment of the check representing the purchase. Since the value of Fund shares and of a shareholder's account changes daily, shareholders should not attempt to close an account by writing a check.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check or deposit slip.

DIVIDEND SWEEP PRIVILEGE. You may elect to have automatically invested either all dividends or all dividends and capital gain distributions paid by the Fund in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center, 1-800-847-4200. You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-847-4200.

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of shares of the Fund for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

   To exchange shares, please call Investor Service Center at 1-800-847-4200 between 9 a.m. and 5 p.m. eastern time on any Fund business day and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR DOLLAR RESERVES is a high quality money market fund investing in U.S. Government securities. Income is generally free from most state income taxes. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.


o BULL & BEAR U.S. GOVERNMENT SECURITIES FUND invests for a high level of current income, liquidity, and safety of principal. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR MUNICIPAL INCOME FUND invests for the highest possible income exempt from Federal income tax consistent with preservation of principal. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR QUALITY GROWTH FUND seeks growth of capital and income from a portfolio of common stocks of large, quality companies with potential for significant growth of earnings and dividends.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.


   Exchange requests received between 9 a.m. and 4 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212-363-1103 or cable to the address BULLNBEAR NEWYORK. Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. For tax purposes, an exchange is treated as a redemption and purchase of shares. A free prospectus containing more complete information including charges, expenses and performance, on any of the Bull & Bear Funds listed above is available from Investor Service Center, 1-800-847-4200. The other Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc., 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center, 1-800-847-4200.

   The minimum investment to establish a Bull & Bear Retirement Plan is $500. Minimum subsequent investments are $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear

Retirement Plan. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear Retirement Plans a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived for Bull & Bear Retirement Plans with assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

|X| IRA AND SEP-IRA ACCOUNTS. Anyone with earned income who is less than age 70 1/2at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less, and an aggregate of up to $2,250 when a non-working spouse is also covered in a separate spousal account. If each spouse has at least $2,000 of earned income each year, they may contribute up to $4,000 annually. Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation. Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1996 tax year from January 1, 1996 through April 15, 1997.

     BULL & BEAR NO-FEE IRA(R). The $10 annual fiduciary fee is waived if your Bull & Bear IRA or Bull & Bear SEP-IRA has assets of $10,000 or more or if you invest through the Bull & Bear Automatic Investment Program.

     DEDUCTIBILITY. IRA contributions are fully deductible for most taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000- $35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible at all. An eligible individual may establish a Bull & Bear IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center, 1-800- 847-4200, which make it easy to transfer or roll over IRA assets to a Bull & Bear IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution which you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the receipt of the payment. Withholding for Federal income tax is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Bull & Bear Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These Plans provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these Plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings.

|X| SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allow ance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.

                              HOW TO REDEEM SHARES


   Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

CHECK WRITING PRIVILEGE. See "Shareholder Services" above for redemption of shares by writing free, unlimited, personalized checks, provided by the Fund, in amounts of $250 or more for regular accounts.

BY TELEPHONE. You may telephone Investor Service Center, 1-800-847-4200 to expedite redemption of Fund shares if share certificates have not been issued.

   You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

   If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

   Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check or deposit slip. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212- 363-1100 or communicate by fax to 1-212-363-1103 or cable to the address BULLNBEAR NEWYORK. Redemptions by telephone may be difficult or impossible during periods of rapid changes in economic or market conditions.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will be made as soon as possible, ordinarily within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC;
(ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a ten business day delay to allow the check or transfer to clear. The ten day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the

Fund reserves the right, upon 60 days' notice, to redeem any account, other than Bull & Bear Retirement Plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and tape recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"). A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 30 days of such address being changed unless you provide a signature guarantee as described above.


                             DISTRIBUTIONS AND TAXES


DISTRIBUTIONS. The Fund declares and pays monthly dividends to its shareholders from its net investment income, if any. In any month in which the Fund fails to earn net investment income equal to the average of the two lowest monthly distributions in the preceding three months, the Fund will make an additional distribution equal to such deficiency, payable initially from any net realized gains from foreign currency transactions, secondly from any net realized short term capital gains (after off setting any capital loss carryover), and lastly from paid-in capital. The Fund also makes an annual distribution to its shareholders of net long term and undistributed net short term capital gain (after offsetting any capital loss carryover), if any, and any undistributed net realized gains from foreign currency transactions. Such distributions, if any, are declared and payable to shareholders of record on a date in December of each year. Such amounts may be paid in January of the following year (in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes). The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gain. Dividends and other distributions are made in additional shares of the Fund, unless the shareholder elects to receive cash on the Account Application or so elects subsequently by calling Investor Service Center, 1-800-847-4200. For Federal income tax purposes, such dividends and other distributions are treated in the same manner whether received in shares or cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders. Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional Fund shares) when designated as such by the Fund, are taxable to the shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction. Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such a distribution, although similar in effect to a return of capital, will be subject to tax. The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other Federal, state and local tax considerations may apply, you should consult your tax adviser.


                        DETERMINATION OF NET ASSET VALUE


   The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share," and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each Fund business day. A Fund business day is any day on which the New York Stock Exchange is open for trading. The following are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities, if any, are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                             THE INVESTMENT MANAGER


   Bull & Bear Advisers, Inc. (the "Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the assets of the Fund, subject to the control and final direction of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with Bull & Bear Securities, Inc., an affiliate of the Investment Manager, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. For its services, the Investment Manager receives an investment management fee, payable monthly, based on the Fund's average daily net assets at the annual rate of 0.70% of the first $250 million, 0.625% from $250 million to $500 million, and 0.50% over $500 million. From time to time, the Investment Manager may reimburse all or part of this fee to improve the Fund's yield and total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1995, the investment management fees paid by the Fund represented 0.70% of its average daily net assets. The Investment Manager is a wholly owned subsidiary of Bull & Bear
Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on Nasdaq and traded in the over-the-co unter market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.


                             DISTRIBUTION OF SHARES


   Pursuant to a Distribution Agreement between the Fund and Investor Service Center, Inc. (the "Distributor") the Distributor acts as the Fund's exclusive agent for the sale of its shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Plan, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in an amount of up to one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution activities. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is intended to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. The fee may be retained or passed through by the Distributor to brokers, banks and others who provide services to Fund shareholders. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor and, if the Distributor's expenses are less than such fees, it may realize a profit. Certain other advertising and sales materials may be prepared which relate to the promotion of the sale of shares of the Fund and one or more other affiliated investment companies. In such cases, the expenses will be allocated among the investment companies involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that other affiliated investment companies and Bull & Bear Securities, Inc. will benefit therefrom.


                             PERFORMANCE INFORMATION


   From time to time the Fund advertises its current and compound yield. Current yield is computed by dividing the Fund's net investment income per share for the most recent month, determined in accordance with SEC rules and regulations, by the net asset value per share on the last day of such month and annualizing the result. Compounded yield is the annualized current yield which is compounded by assuming the current income to be reinvested. The Fund may also publish a dividend distribution rate in sales material from time to time. The dividend distribution rate of the Fund is the current rate of distribution paid per share by the Fund during a specified period divided by the net asset value per share at the end of such period and annualizing the result. When considering the Fund's performance, fluctuations in share value must be considered together with any published dividend distribution rate. Whenever the Fund advertises its current yield and its dividend distribution rate, it will also advertise its average annual total return over specified periods. For these purposes, the Fund's average annual total return is based on an increase (or decrease) in a hypothetical $1,000 invested in the Fund at the beginning of each of the specified periods, assuming the reinvestment of any dividends and distributions paid by the Fund during such periods. The investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Until October 29, 1992, the Fund's investment objective was to obtain for its shareholders the highest income over the long term and the Fund followed a policy of investing primarily in lower rated debt securities of U.S. companies. The Fund's yield and total return is based upon historical performance information and is not predictive of future performance. Additional information regarding the Fund's performance is available in the Fund's Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center, 1-800-847-4200.


                                  CAPITAL STOCK

   The Fund is a series of Bull & Bear Funds II, Inc. (the "Corporation"), a Maryland corporation incorporated in 1974. Prior to October 29, 1993, the Corporation operated under the name Bull & Bear Incorporated. The Corporation is a series investment company and is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Board of Directors has designated 500,000,000 shares as Bull & Bear Dollar Reserves, 250,000,000 shares as Bull & Bear Global Income Fund, and 250,000,000 shares as Bull & Bear U.S. Government Securities Fund. The Board of Directors of the Corporation may establish one or more new series, although it has no current intention to do so. The Fund's stock is fully paid and non-assessable and is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate, and also by an investor to another investor. In case of dissolution or other liquidation of the Fund or the Corporation, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders of all series of the Corporation vote for Directors with each share entitled to one vote. Each share entitles the holder to one vote for all purposes. Shares have no preemptive or conversion rights. Except to the extent that the Board of Directors might provide by resolution that the holders of shares of a particular series are entitled to vote as a class on specified matters, and except for approval of investment management agreements, plans of distribution, and changes in fundamental investment objectives and limitations which are voted upon by each series, separately as a class, there will be no right for any series to vote as a class unless such right exists under Maryland law. The Corporation's Articles of Incorporation contain no provision entitling the holders of the present classes of capital stock to a vote as a class on any matter other than the foregoing. Where a matter is to be voted upon separately by series, the matter is effectively acted upon for such series if a majority of the outstanding voting securities of that series approves the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of the Corporation.

   In accordance with the General Corporation Law of the State of Maryland applicable to open-end investment companies incorporated in Maryland and registered under the 1940 Act, as is the Corporation, the Corporation's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 10% of the Corporation's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder approval of the Fund's investment management agreement, plan of distribution, or changes in its fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT


   Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as custodian of the Fund's assets and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization by the Fund of such foreign custodial arrangements will increase the Fund's expenses. The custodian also performs certain accounting services for the Fund. The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Fund and other affiliated investment companies based on the relative number of inquiries and other factors deemed appropriate by the Board of Directors.

[Left Side of Back Cover Page]


GLOBAL
INCOME FUND
-----------------------------------------------------

11 HANOVER SQUARE
NEW YORK, NY 10005
1-800-847-4200  1-212-363-1100

E-MAIL: BULBEAR@AOL.COM

-----------------------------------------------------


CALL TOLL-FREE FOR FUND PERFORMANCE, TELEPHONE PURCHASES, EXCHANGES AMONG THE BULL & BEAR FUNDS AND TO OBTAIN INFORMATION CONCERNING YOUR ACCOUNT.

1-800-847-4200  1-212-363-1100

-----------------------------------------------------


[Right Side of Back Cover Page]


GLOBAL
INCOME FUND
---------------------------------------------------------

SEEKING A HIGH
LEVEL OF INCOME FROM A
GLOBAL PORTFOLIO OF
INVESTMENT GRADE
FIXED INCOME SECURITIES



MONTHLY DIVIDENDS
ELECTRONIC FUNDS TRANSFERS
RETIREMENT PLANS
FREE CHECK WRITING
---------------------------------------------------------


MINIMUM INVESTMENTS
o REGULAR ACCOUNTS,  $1,000
o IRAS,  $500
o AUTOMATIC INVESTMENT PROGRAM,  $100
o SUBSEQUENT INVESTMENTS, $100

---------------------------------------------------------


PROSPECTUS
NOVEMBER 1, 1995

    BULL & BEAR
-----------------------------------------
      PERFORMANCE DRIVEN(R)

Printed on recycled paper
GIF-147/11/5

   The investment objective of Bull & Bear U.S. Government Securities Fund (the "Fund"), a no-load mutual fund, is to provide for its shareholders:


                               o A HIGH LEVEL OF CURRENT INCOME,
                               o LIQUIDITY, AND
                               o SAFETY OF PRINCIPAL.


   The Fund pursues its investment objective by investing primarily in a diversified, managed portfolio of securities backed by the full faith and credit of the United States. Fund shares are not guaranteed or insured by the U.S. Government or its agencies and there can be no assurance that the Fund will achieve its investment objective. Monthly dividends are paid to shareholders from the income the Fund earns on its investments.


---------------------------------------------------------------------


         NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

---------------------------------------------------------------------



   This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated November 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It is available at no charge by calling 1-800-847-4200. FUND SHARES ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ANY AFFILIATE OF ANY BANK, AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables below are designed to help you understand the costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases........................................NONE
Sales Load Imposed on Reinvested Dividends.............................NONE
Deferred Sales Load....................................................NONE
Redemption Fee within 30 days of purchase                             1.00%
Redemption Fee after 30  days of purchase                              NONE
Exchange Fees..........................................................NONE
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees.......................................................0.70%
12b-1 Fees............................................................0.25%
Other Expenses........................................................1.05%
Total Fund Operating Expenses.........................................2.00%


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a redemption at the end of each time period


          1 year       3 years       5 years      10 years
          ------       -------       -------      --------
           $20           $63          $108          $233

The example set forth above assumes reinvestment of all dividends and other distributions and assumes a 5% annual rate of return as required by the Securities and Exchange Commission ("SEC"). THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. Actual returns and expenses may be greater or less than those shown. The percentages given for annual Fund expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended June 30, 1995. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s rules for investment companies. "Other Expenses" includes amounts paid to the Fund's custodian and transfer agent and reimbursed to the Investment Manager and the Distributor, and does not include interest expense from the Fund's bank borrowing.

FINANCIAL HIGHLIGHTS for a share of capital stock outstanding throughout each period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the June 30, 1995 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information.


                                                         YEARS ENDED JUNE 30,

                                          1995      1994       1993     1992     1991     1990     1989      1988     1987     1986
                                          ----      ----       ----     ----    -----    -----     ----     -----    -----    -----
PER SHARE DATA
Net asset value at beginning of period   $14.63    $15.53    $14.80   $13.82   $13.69   $13.90   $14.36    $14.68   $14.84   $15.00
                                         ------    ------    ------   ------   ------   ------   ------    ------   ------   ------
 Income from investment operations:
  Net investment income                     .73       .78       .78      .90      .98     1.07     1.22      1.44     1.47      .58
  Net realized and unrealized gain
     (loss) on investments                  .60     (1.03)      .75     1.00      .13     (.21)    (.43)     (.27)    (.21)    (.27)
                                            ---     ------   ------    -----   ------    ------   ------   -------   -----    -----
     Total from investment operations      1.33      (.25)     1.53     1.90     1.11      .86      .79      1.17     1.26      .31
 Less distributions:
  Distributions from net investment
     income                                (.76)     (.65)     (.80)    (.92)    (.98)   (1.07)   (1.25)    (1.49)   (1.42)    (.47)
                                           -----  --------   -------   ------  -------   ------   ------   -------   -----     -----
  Increase (decrease)in net asset value     .57      (.90)      .73      .98      .13     (.21)    (.46)     (.32)    (.16)    (.16)
                                           ----   --------   -------   ------  -------   ------   ------   -------   -----     -----
Net asset value at end of period         $15.20    $14.63    $15.53   $14.80   $13.82   $13.69   $13.90    $14.36   $14.68   $14.84
                                         ======    ======    ======    ======   ======   ======   ======    ======   =====    ======
TOTAL RETURN                               9.40%    (1.76)%   10.75%   14.10%    8.48%    6.42%   0.0587     8.45%    8.74%    6.80%
                                           ====     ======    =====    =====     ====     ====    ======     ====     ====     ====

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
     (000's omitted)                    $16,377    $17,777   $22,636  $26,187  $31,496  $33,001  $38,266   $63,451  $46,768  $8,794
Ratio of expenses to average net
     assets(1)                             2.00%      1.85%    1.91%    1.86%    1.86%    1.99%    1.74%     1.96%    2.06%    1.21%
Ratio of net investment income to average
     net assets(2)                         4.96%      4.16%    5.38%    6.40%    7.14%    7.86%    8.87%     9.95%    9.40%   10.40%
Portfolio turnover rate                     482%       261%     176%     140%     407%     279%     217%      174%     185%      31%
---------

1. Ratio prior to waiver by the Investment Manager was 2.18%, 2.36% and 1.99%, in 1986, 1987 and 1988, respectively.
2. Ratio prior to waiver by the Investment Manager was 9.43%, 9.10% and 9.92% in 1986, 1987 and 1988, respectively.
3.   From commencement of operations, March 7, 1986.
4.   Annualized.

Information relating to outstanding debt during the fiscal periods shown below:

                            Amount of Debt        Average Amount of       Average Number of      Average Amount of
   Fiscal Year Ended      Outstanding at End       Debt Outstanding      Shares Outstanding        Debt Per Share
        June 30                of Period           During the Period      During the Period        During Period
       ----------              ---------          ------------------     -------------------      --------------
          1995                    $0                     $2,468              1,146,132                 $0.00
          1992                     0                     96,885              1,851,772                  0.05
          1988                 5,356,567              2,247,356              3,656,975                  0.61



                                TABLE OF CONTENTS

Expense Tables.....................2  Distributions and Taxes................11
Financial Highlights...............2  Determination of Net Asset Value.......11
General............................3  The Investment Manager.................11
The Fund's Investment Program......3  Distribution of Shares.................12
How to Purchase Shares.............5  Performance Information................12
Shareholder Services...............6  Capital Stock..........................13
How to Redeem Shares...............9  Custodian and Transfer Agent...........13




                                     GENERAL

PURPOSES OF THE FUND. The Fund, a no load mutual fund, is for long term investors who wish to invest in a professionally managed portfolio consisting primarily of securities backed by the full faith and credit of the United States. Although the Fund's yield will vary, the Fund is not intended for investors who wish to speculate on short term swings in interest rates or appropriate as a complete investment program. There is no assurance the Fund will achieve its investment objective. The net asset value of the Fund will change as interest rates fluctuate.

CHECK WRITING PRIVILEGE FOR EASY ACCESS. Shareholders have the convenience of making redemptions without charge by writing a check for $250 or more. There is no limit on the number of checks a shareholder may write.

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund declares dividends from net investment income daily and distributes such dividends to shareholders monthly, together with any net short term capital gains. The Fund may also realize net long term capital gains from the sale of securities and it distributes substantially all of such gains, if any, to shareholders annually. Dividends and other distributions may be reinvested in shares of the Fund or any other Bull & Bear Fund (see "Dividend Sweep Privilege"), or at the shareholder's option, paid in cash.


YIELD INFORMATION. Please call 1-800-847-4200 for the Fund's yield.

PORTFOLIO MANAGEMENT. The Fund's Portfolio Manager since March 1995 is Steven A. Landis. Mr. Landis is Senior Vice President and a member of the Investment Policy Committee of Bull & Bear Advisers, Inc. (the "Investment Manager") with overall responsibility for the Bull & Bear fixed income funds. Mr. Landis was formerly Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc. and Director, Bond Arbitrage at WG Trading Company. Mr. Landis received his MBA in Finance from Columbia University.


                          THE FUND'S INVESTMENT PROGRAM


    The Fund's investment objective is to provide a high level of current income, liquidity, and safety of principal. The Fund pursues its investment objective by investing at least 65% of its total assets in securities backed by the full faith and credit of the United States ("U.S. Government Securities"), including direct obligations of the United States (such as U.S. Treasury bills, notes, and bonds) and certain agency securities, such as those issued by the Government National Mortgage Association ("GNMA"). There can be no assurance that the Fund will achieve its investment objective.

    The Fund may also invest up to 35% of its total assets in securities issued by agencies and instrumentalities of the U.S. Government that may have different levels of government backing but that are not backed by the full faith and credit of the U.S. Government. Such securities include, for example, those that are supported by the agency's limited right to borrow money from the U.S. Treasury under certain circumstances, such as securities issued by the Federal National Mortgage Association ("FNMA"), those that are supported only by the credit of the agency that issued them, such as securities issued by the Federal Home Loan Bank, and those supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. Government-related issuer, such as mortgage-backed securities (including collateralized mortgage obligations ("CMOs")) issued by FNMA, the Federal Home Loan Mortgage Corporation, or the Resolution Trust Corporation. The Fund may also invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons, including Certificates of Accrual Treasury Securities and Treasury Income Growth Receipts. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, these securities may involve greater risk than U.S. Government Securities backed by the U.S. Government's full faith and credit.


    The securities purchased by the Fund may have long, intermediate, and short maturities. Consistent with seeking to maximize current income, the proportion invested in each category can be expected to vary depending upon the Investment Manager's evaluation of the market outlook. All securities in which the Fund invests are subject to variations in market value due to interest rate fluctuations. If interest rates fall, the market value of such securities tend to rise; if interest rates rise, the value of such securities tend to fall. The longer the remaining maturity of such a security, the greater the effect of interest rate changes on the market value of the security.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The CMOs in which the Fund invests are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral are called mortgage assets). Multi-class pass-through securities are interests in trusts that are comprised of mortgage assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class pass-through securities. Payments of principal and interest on the mortgage assets, and any reinvestment income thereon, provide the means to pay debt service on the CMOs or to make scheduled distributions on the multi-class pass-through securities. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. banks and dealers involving securities in which the Fund is authorized to invest. A repurchase agreement is an instrument under which the Fund purchases securities from a bank or dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price. The Fund's custodian maintains custody of the underlying securities until their repurchase; thus the obligation of the bank or dealer to pay the repurchase price is, in effect, secured by such securities. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the repurchase date; if the seller defaults, the underlying securities constitute collateral for the seller's obligation to pay. If, however, the seller defaults and the value of the collateral declines, the Fund may incur loss and expenses in selling the collateral. To attempt to limit the risk in engaging in repurchase agreements, the Fund enters into repurchase agreements only with banks and dealers believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in illiquid securities including such agreements.


WHEN-ISSUED SECURITIES. The Fund may purchase securities on a "when-issued" basis. In such transactions delivery and payment occur after the date of the commitment to make the purchase. Although the Fund will enter into when-issued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation. When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.


LENDING. Pursuant to an arrangement with its custodian, the Fund may lend portfolio securities or other assets of the Fund to other parties limited to one third of the Fund's total assets. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the judgment of the

Investment Manager, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.


PORTFOLIO TURNOVER. The Fund does not intend to purchase securities for short term trading. The Fund may sell any of its portfolio securities that have been held for a short time, however, if the Investment Manager believes the security's market value will decline or when the Investment Manager believes there is a more attractive security to acquire or in order to satisfy redemption requests. For the fiscal years ended June 30, 1995 and 1994, the Fund's portfolio turnover rate was 482% and 261%, respectively. Higher portfolio turnover involves correspondingly greater Fund transaction costs and increases the potential for short term capital gains and taxes payable by shareholders. See "Distributions and Taxes".

OTHER INFORMATION. The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in the Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund's other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements, but not in excess of an amount equal to one third of the Fund's total assets. The Fund may not purchase securities for investment while any bank borrowing equaling more than 5% of its total assets is outstanding.


                             HOW TO PURCHASE SHARES


    The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and gifts/transfers to minors custody accounts, and $500 for Bull & Bear Retirement Plans, which include Individual Retirement Accounts ("IRAs"), SEP-IRAs, rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below).

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft payable to U.S. Government Securities Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program (the "Program"), you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

          The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

          In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

          The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

    For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-847-4200. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program does not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), made payable to U.S. Government Securities Fund, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional shares of the Fund quickly and simply, just by calling Investor Service Center, 1-800-847-4200. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check or deposit slip.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800-847-4200, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Bull & Bear U.S. Government Securities Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; U.S. Government Securities Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see
"Distributions and Taxes"). Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. The Fund reserves the right to reject any order. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank. The Fund may in its discretion waive or lower the investment minimums.


                              SHAREHOLDER SERVICES


    You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-847-4200.


CHECK WRITING PRIVILEGE FOR EASY ACCESS. The Transfer Agent will, upon request, provide shareholders with FREE, UNLIMITED checks that may be made payable to the order of anyone in any amount of not less than $250. The Fund will arrange for the checks to be honored by United Missouri Bank ("UMB") for this purpose. This Check Writing Privilege enables the shareholder to continue receiving dividends on shares redeemed by check until such time as the check is presented to UMB for payment. UMB has the right to refuse any checks which do not conform with its requirements. The shareholder will be subject to UMB's rules and regulations governing checking accounts, including a $20 charge for refused checks, which may change without notice. When such a check is presented to UMB for payment, the Transfer Agent, as the shareholder's agent, will cause the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The Fund generally will not honor for up to 10 days a check written by a shareholder that requires the redemption of shares recently purchased by check or until it is reasonably assured of payment of the check representing the purchase. Since the value of Fund shares and of a shareholder's account changes daily, shareholders should not attempt to close an account by writing a check.


ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check or deposit slip.

DIVIDEND SWEEP PRIVILEGE. You may elect to have automatically invested either all dividends or all dividends and capital gain distributions paid by the Fund in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service Center, 1-800-847-4200. You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-847-4200.

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of shares of the Fund for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

    To exchange shares, please call Investor Service Center at 1-800-847-4200 between 9 a.m. and 5 p.m. eastern time on any Fund business day and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR DOLLAR RESERVES is a high quality money market fund investing in U.S. Government securities. Income is generally free from most state income taxes. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.


o BULL & BEAR MUNICIPAL INCOME FUND invests for the highest possible income exempt from Federal income tax consistent with preservation of principal. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR GLOBAL INCOME FUND seeks a high level of income from a global portfolio of primarily investment grade fixed income securities. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR QUALITY GROWTH FUND seeks growth of capital and income from a portfolio of common stocks of large, quality companies with potential for significant growth of earnings and dividends.

o BULL & BEAR U.S. AND OVERSEAS FUND invests worldwide for the highest possible total return.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.


    Exchange requests received between 9 a.m. and 4 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any Fund business day will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212-363-1103 or cable to the address BULLNBEAR NEWYORK. Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. For tax purposes, an exchange is treated as a redemption and purchase of shares. A free prospectus containing more complete information including charges, expenses and performance, on any of the Bull & Bear Funds listed above is available from Investor Service Center, 1-800-847-4200. The other Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc., 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center, 1-800-847-4200.

    The minimum investment to establish a Bull & Bear Retirement Plan is $500. Minimum subsequent investments are $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear Retirement Plan. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear Retirement Plans a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived for Bull & Bear Retirement Plans with assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

|X| IRA AND SEP-IRA ACCOUNTS. Anyone with earned income who is less than age 70 1/2at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less, and an aggregate of up to $2,250 when a non-working spouse is also covered in a separate spousal account. If each spouse has at least $2,000 of earned income each year, they may contribute up to $4,000 annually. Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation. Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1996 tax year from January 1, 1996 through April 15, 1997.

     BULL & BEAR NO-FEE IRA(R). The $10 annual fiduciary fee is waived if your Bull & Bear IRA or Bull & Bear SEP-IRA has assets of $10,000 or more or if you invest through the Bull & Bear Automatic Investment Program.


    DEDUCTIBILITY. IRA contributions are fully deductible for most taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000- $35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible at all. An eligible individual may establish a Bull & Bear IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center, 1-800- 847-4200, which make it easy to transfer or roll over IRA assets to a Bull & Bear IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution which you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the receipt of the payment. Withholding for Federal income tax purposes is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Bull & Bear Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These Plans provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these Plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings.

|X| SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allow ance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.

                              HOW TO REDEEM SHARES


    Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

CHECK WRITING PRIVILEGE. See "Shareholder Services" above for redemption of shares by writing free, unlimited, personalized checks, provided by the Fund, in amounts of $250 or more for regular accounts.

BY TELEPHONE. You may telephone Investor Service Center, 1-800-847-4200 to expedite redemption of Fund shares if share certificates have not been issued.

    You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

    If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

    Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check or deposit slip. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212- 363-1100 or communicate by fax to 1-212-363-1103 or cable to the address BULLNBEAR NEWYORK. Redemptions by telephone may be difficult or impossible to implement during rapid changes in economic or market conditions.




REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will be made as soon as possible, ordinarily within seven days after receipt of the redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC;
(ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a ten business day delay to allow the check or transfer to clear. The ten day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 60 days' notice, to redeem any account, other than Bull & Bear Retirement Plan accounts, less than $500 except if solely from market action, unless an investment restores the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and tape recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"). A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 30 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES


DISTRIBUTIONS. The Fund declares dividends daily from net investment income and distributes such dividends monthly to its shareholders. The Fund also makes an annual distribution to its shareholders out of net long term and net short term capital gain (after offsetting any capital loss carryover), if any. Such distributions, if any, are declared and payable to shareholders of record on a date in December of each year and may be paid in January of the following year (in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes). The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gain. Dividends and other distributions are made in additional shares of the Fund, unless the shareholder elects to receive cash on the Account Application or so elects subsequently by calling Investor Service Center, 1-800-847-4200. For Federal income tax purposes, such dividends and other distributions are treated in the same manner whether received in shares or cash. Any election will remain in effect until you notify Investor Service to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short term capital gain) and net capital gain (the excess of net long term capital gain over net short term capital loss, taking into account any capital loss carryover) that is distributed to its shareholders. Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits. Distributions by the Fund of its net capital gain (whether paid in cash or in additional Fund shares) when designated as such by the Fund, are taxable to its shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to tax. The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other Federal, state and local tax considerations may apply, you should consult your tax adviser.


                        DETERMINATION OF NET ASSET VALUE


    The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of the Fund's investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share," and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each Fund business day. A Fund business day is any day on which the New York Stock Exchange is open for trading. The following are not Fund business days:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Securities and other assets for which quotations are not readily available or reliable will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.


                             THE INVESTMENT MANAGER


    Bull & Bear Advisers, Inc. (the "Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the assets of the Fund, subject to the control and final direction of the Board of Directors. The Investment Manager may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. For its services, the Investment Manager receives an investment management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 0.70% of the first $250 million, 0.625% from $250 million to $500 million, and 0.50% over $500 million. From time to time, the Investment Manager may reimburse all or part of this fee to improve the Fund's yield and total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1995, the investment management fees paid by the Fund represented 0.70% of its average daily net assets. The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on Nasdaq and traded in the over-the-counter market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.


                             DISTRIBUTION OF SHARES


    Pursuant to a Distribution Agreement, between the Fund and Investor Service Center, Inc. (the "Distributor"), the Distributor acts as the Fund's exclusive agent for the sale of its shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Pursuant to the Plan, the Fund pays the Distributor monthly a fee in the amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The fee may be retained or passed through by the Distributor to brokers, banks and others who provide services to Fund shareholders. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor and, if the Distributor's expenses are less than such fees, it may realize a profit. Certain other advertising and sales materials may be prepared which relate to the promotion of the sale of shares of the Fund and one or more other affiliated investment companies. In such cases, the expenses will be allocated among the Funds involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that other affiliated investment companies and Bull & Bear Securities, Inc. will benefit therefrom.


                             PERFORMANCE INFORMATION


    From time to time the Fund advertises its current and compound yield. Current yield is computed by dividing the Fund's net investment income per share for the most recent month, determined in accordance with SEC rules and regulations, by the net asset value per share on the last day of such month and annualizing the result. Compounded yield is the annualized current yield which is compounded by assuming the current income to be reinvested. The Fund may also publish a dividend distribution rate in sales material from time to time. The dividend distribution rate of the Fund is the current rate of distribution paid per share by the Fund during a specified period divided by the net asset value per share at the end of such period and annualizing the result. When considering the Fund's performance, fluctuations in share value must be considered together with any published dividend distribution rate. Whenever the Fund advertises its current yield and its dividend distribution rate, it will also advertise its average annual total return over specified periods. For these purposes, the Fund's average annual total return is based on an increase (or decrease) in a hypothetical $1,000 invested in the Fund at the beginning of each of the specified periods, assuming the reinvestment of any dividends and distributions paid by the Fund during such periods. The investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's yield and total return is based upon historical performance information and is not predictive of future performance. Additional information regarding the Fund's performance is available in the Fund's Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center, 1-800-847-4200.

                                  CAPITAL STOCK

    The Fund is a series of Bull & Bear Funds II, Inc. (the "Corporation"), a Maryland corporation incorporated in 1974. Prior to October 29, 1993, the Corporation operated under the name Bull & Bear Incorporated. The Corporation is a series investment company and is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Board of Directors has designated 500,000,000 shares as Bull & Bear Dollar Reserves, 250,000,000 shares as Bull & Bear Global Income Fund, and 250,000,000 shares as Bull & Bear U.S. Government Securities Fund. The Board of Directors of the Corporation may establish one or more new series, although it has no current intention to do so.

    The Fund's stock is fully paid and non-assessable and is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate, and also by an investor to another investor. In case of dissolution or other liquidation of the Fund or the Corporation, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders of all series of the Corporation vote for Directors with each share entitled to one vote. Each share entitles the holder to one vote for all purposes. Shares have no preemptive or conversion rights. Except to the extent that the Board of Directors might provide by resolution that the holders of shares of a particular series are entitled to vote as a class on specified matters, and except for approval of investment management agreements, plans of distribution, and changes in fundamental investment objectives and limitations which are voted upon by each series, separately as a class, there will be no right for any series to vote as a class unless such right exists under Maryland law. The Corporation's Articles of Incorporation contain no provision entitling the holders of the present classes of capital stock to a vote as a class on any matter other than the foregoing. Where a matter is to be voted upon separately by series, the matter is effectively acted upon for such series if a majority of the outstanding voting securities of that series approves the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of the Corporation.

    In accordance with the General Corporation Law of the State of Maryland applicable to open-end investment companies incorporated in Maryland and registered under the 1940 Act, as is the Corporation, the Corporation's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 10% of the Corporation's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder approval of the Fund's investment management agreement, plan of distribution, or changes in its fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT


    Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, acts as custodian of the Fund's assets. The custodian also performs certain accounting services for the Fund. The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Bull & Bear Funds based on the relative number of inquiries and other factors deemed appropriate by the Board of Directors.

[Left Side of Back Cover Page]



U.S. GOVERNMENT
SECURITIES FUND
-----------------------------------------------------


11 HANOVER SQUARE
NEW YORK, NY 10005
1-800-847-4200  1-212-363-1100



E-MAIL: BULBEAR@AOL.COM

-----------------------------------------------------


CALL TOLL-FREE FOR FUND PERFORMANCE, TELEPHONE PURCHASES, EXCHANGES AMONG THE BULL & BEAR FUNDS AND TO OBTAIN INFORMATION CONCERNING YOUR ACCOUNT.

1-800-847-4200  1-212-363-1100
-----------------------------------------------------


[Right Side of Back Cover Page]


U.S. GOVERNMENT
SECURITIES FUND
--------------------------------------------------------


INVESTING FOR A HIGH LEVEL OF
CURRENT INCOME, LIQUIDITY AND
SAFETY OF PRINCIPAL

HIGH DAILY INCOME
ELECTRONIC FUNDS TRANSFERS
RETIREMENT PLANS
NO-LOAD
FREE CHECK WRITING
---------------------------------------------------------


MINIMUM INVESTMENTS
o REGULAR ACCOUNTS,  $1,000
o IRAS,  $500
o AUTOMATIC INVESTMENT PROGRAM,  $100
o SUBSEQUENT INVESTMENTS, $100

--------------------------------------------------------



PROSPECTUS
NOVEMBER 1, 1995


    BULL & BEAR
-----------------------------------------
      PERFORMANCE DRIVEN(R)

                                                       Dollar SAI: 10/20/95, 2pm



Statement of Additional Information                             November 1, 1995






                           BULL & BEAR DOLLAR RESERVES
                                11 Hanover Square
                               New York, NY 10005
                                 1-800-847-4200




         Bull & Bear Dollar Reserves (the "Fund") is a diversified series of Bull & Bear Funds II, Inc. (the "Corporation"), an open-end management investment company organized as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus dated November 1, 1995. The prospectus is available without charge upon request to Investor Service Center, Inc., Distributor, 11 Hanover Square, New York, NY 10005, telephone 1-800-847-4200.





                                TABLE OF CONTENTS



         THE FUND'S INVESTMENT PROGRAM......................................2
         INVESTMENT RESTRICTIONS............................................2
         THE INVESTMENT COMPANY COMPLEX.....................................3
         OFFICERS AND DIRECTORS.............................................4
         THE INVESTMENT MANAGER.............................................6
         INVESTMENT MANAGEMENT AGREEMENT....................................6
         YIELD AND PERFORMANCE INFORMATION .................................7
         DISTRIBUTION OF SHARES.............................................9
         DETERMINATION OF NET ASSET VALUE..................................10
         PURCHASE OF SHARES................................................11
         ALLOCATION OF BROKERAGE...........................................11
         DIVIDENDS AND TAXES...............................................11
         REPORTS TO SHAREHOLDERS...........................................12
         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.................12
         AUDITORS..........................................................12
         FINANCIAL STATEMENTS..............................................12

                                                       Dollar SAI: 10/20/95, 2pm



                          THE FUND'S INVESTMENT PROGRAM

         The investment objective of the Fund is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Although the Fund's investment policies permit the Fund to also invest in bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, and repurchase agreements pertaining to these securities and U.S. Government Securities, the Board of Directors has determined that the Fund shall not do so until and after 60 days' notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

         THE FUND IS MANAGED TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.


         In all states, dividends from net investment income paid by the Fund are exempt from state income taxes to the extent such income is derived from holding debt securities of the U.S. Government, its agencies or instrumentalities, the income from which is state tax exempt to individual shareholders by Federal law, although taxable to corporate shareholders in Massachusetts. The following states currently have no state individual income tax: Alaska, Florida, Nevada, South Dakota, Texas, Washington, and Wyoming. This information is current as of the date of this Statement of Additional Information and is subject to change.


         BORROWING. Subject to the limit on borrowing described in Investment Restriction (5) below, the Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

                             INVESTMENT RESTRICTIONS

         The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1) Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) Issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"). The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

(3) Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

(4) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(5)      Borrow money, except to the extent permitted by the 1940 Act;

(6) Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

(7) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

                                                       Dollar SAI: 10/20/95, 2pm

(8) Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

         The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a singled pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

         The Corporation's Board of Directors has established the following non-fundamental investment limitations with respect to the Fund that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(iii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iv) The Fund may not invest more than 5% of its total assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(v) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

(vi) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Corporation or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(vii) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profits to a sponsor or dealer results from such purchase provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition of assets;

(viii) The Fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment), provided however, that such borrowing does not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than the borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing comes to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation; and

(ix) The Fund may not purchase securities on margin except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward currency contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.


                         THE INVESTMENT COMPANY COMPLEX

     The investment companies advised by affiliates of Bull & Bear Group, Inc. (the "Investment Company Complex") are:

          Bull & Bear Funds I, Inc.,  whose  series  include Bull & Bear Quality
               Growth Fund and Bull & Bear U.S. and Overseas Fund.
          Bull&Bear Funds II,  Inc.,  whose  series  include  Bull & Bear Dollar
               Reserves, Bull & Bear U.S. Government Securities Fund and Bull & Bear Global Income Fund.
          Bull & Bear Special Equities Fund, Inc.
          Bull & Bear Municipal  Securities,  Inc.,  whose sole series is Bull &
               Bear Municipal Income Fund.
          Bull & Bear Gold Investors Ltd.
          Midas Fund, Inc.

                                                       Dollar SAI: 10/20/95, 2pm

                             OFFICERS AND DIRECTORS

         The Corporation's officers and Directors, their respective offices and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.


BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of four of the other investment companies in the Investment Company Complex and of Bull & Bear Group, Inc. ("Group"), the parent of Bull & Bear Advisers, Inc. ( the "Investment Manager"),. He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of four of the other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD.

RUSSELL E. BURKE III -- Director. 36 East 72nd Street, New York, NY 10021. He was born August 23, 1946. He is President of Russell E. Burke III, Inc. Fine Art, New York, New York. From 1988 to 1991, he was President of Altman Burke Fine Arts, Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of two of the other investment companies in the Investment Company Complex.

BRUCE B. HUBER, CLU -- Director. 298 Broad Street, Red Bank, NJ 07701. He is President of Huber o Hogan o Knotts Consulting, Inc. financial consultants specializing in executive benefits, estate preservation, and asset management. From 1990 to 1994, he was President of Huber Hogan Associates. He was born February 7, 1930. He is also a Director of the other investment companies in the Investment Company Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. From 1976 until 1983 he was Vice President of Russell Reynolds Associates, Inc., also executive recruiting consultants. He is also a Director of the other investment companies in the Investment Company Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of the other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of the other investment companies in the Investment Company Complex.

MARK C. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Co-President, Co- Chief Executive Officer, and Chief Financial Officer of the other investment companies in the Investment
Company Complex and of Group and certain of its affiliates, Chairman of the Investment Manager and Investor Service Center, Inc. (the "Distributor"), and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of one other investment company in the Investment Company Complex.

THOMAS B. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and General Counsel. He is Co-President, Co-Chief Executive Officer, and General Counsel of the other investment companies in the Investment Company Complex and of Group and certain of its affiliates, President of the Investment Manager and the Distributor, and Chairman of BBSI. He was born June 25, 1959. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of two of the other investment companies in the Investment Company Complex.

STEVEN A. LANDIS -- Senior Vice  President.  He is Senior Vice  President of the
Investment Company Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director --Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

BRETT B. SNEED, CFA -- Senior Vice President. He is Senior Vice President of the Investment Company Complex, the Investment Manager and certain of its affiliates. He was born June 11, 1941. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research, and a member of the New York Society of Security Analysts.

                                                       Dollar SAI: 10/20/95, 2pm


From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company.

WILLIAM K. DEAN, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, the Investment Manager and its affiliates. He was born September 5, 1955. From 1984 to 1995 he held various positions with The Dreyfus Corporation, a mutual fund company. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the other investment companies in the Investment Company Complex, the Investment Manager and its affiliates. He was born September 13, 1964. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar.


* Bassett S. Winmill, Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Corporation as defined by the 1940 Act, because of their positions with the Investment Manager.


         Information in the following table is based on fees paid during the year ended June 30, 1995.

COMPENSATION TABLE



                                                                                                              Total Compensation
                                                           Pension or Retirement       Estimated Annual      From Registrant and
                                 Aggregate Compensa-     Benefits Accrued as Part       Benefits Upon        Fund Complex Paid to
   NAME OF PERSON, POSITION     tion From Registrant         of Fund Expenses             Retirement              Directors
      Bassett S. Winmill                None                       None                      None                    None
           Chairman

      Robert D. Anderson                None                       None                      None                    None
        Vice Chairman

     Russell E. Burke III              $4,500                      None                      None                $5,500 from
           Director                                                                                              2 Investment
                                                                                                                  Companies
        Bruce B. Huber                 $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
        James E. Hunt                  $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
     Frederick A. Parker               $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
       John B. Russell                 $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
       Mark C. Winmill                  None                       None                      None                    None
           Director

      Thomas B. Winmill                 None                       None                      None                    None
    Director, Co-President


         Directors who are not "interested persons" of the Fund may elect to defer receipt of fees for serving as a Director of the Fund. During the fiscal year ended June 30, 1995, Messrs. Huber and Hunt deferred such Director's fees pursuant to this arrangement.

                                                       Dollar SAI: 10/20/95, 2pm


         No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of October 10, 1995, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of October 6, 1995, the following owners of record owned more than 5% of the outstanding shares of the Fund: U.S. Clearing Corp., 26 Broadway, New York, NY 10004, 29.54%.


                             THE INVESTMENT MANAGER


         The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The other principal subsidiaries of Group include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, Midas Management Corporation, a registered investment adviser, and BBSI, a registered broker/dealer providing discount brokerage services.

         Group is a publicly owned company whose securities are listed on the Nasdaq and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in excess of $245,000,000 as of September 26, 1995.


                         INVESTMENT MANAGEMENT AGREEMENT

         Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Corporation may have to indemnify its officers and Directors with respect thereto.


         The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1993, 1994 and 1995 the Investment Manager received $332,160, $360,939 and $339,025, respectively, in management fees from the Fund and reimbursed $166,313, 180,469 and $169,513, respectively, of such fees to improve the Fund's yield.

         If requested by the Corporation's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Corporation who are not interested persons of the Investment Manager or any affiliate thereof. For the fiscal years ended June 30, 1993, 1994 and 1995 the Fund reimbursed the Investment Manager $12,355, $24,378 and $19,900, respectively, for such services.


         General expenses of the Corporation (such as costs of maintaining corporate existence, proxy and annual meeting costs, etc.) will be allocated among the Fund, Bull & Bear Global Income Fund, and Bull & Bear U.S. Government Securities Fund in proportion to their relative number of shareholders or net assets, as appropriate. Expenses that relate specifically to the Fund will be borne by it directly. The expense limitation provision applies separately to the Fund without including assets or expenses of other series of the Corporation.

         The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.


         The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Corporation who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be


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                                                       Dollar SAI: 10/20/95, 2pm

terminated without penalty at any time either by a vote of the Board of Directors of the Corporation or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

         Group has granted the Corporation a non-exclusive license to use the service marks "Bull & Bear," "Bull & Bear Performance Driven," and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the investment manager of the Corporation shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Corporation will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        YIELD AND PERFORMANCE INFORMATION


         The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. Yield will fluctuate and, although the Fund is managed to maintain a net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Consequently, quotations of yield should not be considered as representative of what the Fund's yield may be for any specified period in the future. Since performance will vary, these results are not necessarily representative of future results. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. See "The Fund's Investment Program" in the prospectus. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to June 30, 1995 may vary substantially from those shown below. An investment in the Fund, a series of Bull & Bear Funds II, Inc., is neither insured nor guaranteed by the U.S. Government as is a bank account or certificate of deposit.


         The Fund's yield used in advertisements, sales material and shareholder communications, reflecting the payment of a dividend each month, may be calculated in two ways in order to show Current Yield and Effective Yield, in each case to two decimal places. Investors wishing to obtain the Fund's yield may call 1-800-847-4200.

         Current Yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Effective Yield is the annualized current yield which is compounded by assuming the current income to be reinvested.


         Set forth below is a statement of the Fund's Current Yield, and Effective Yield for the seven calendar days ended June 30, 1995.

                          Current Yield                               5.02%
                          Effective Yield                             5.15%


         Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured, since an investment in the Fund is not insured and its yield is not guaranteed. Yield for a prior period should not be considered a representation of future performance, which will change in response to fluctuations in interest rates on portfolio investments, the quality, type and maturity of such investments, the Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then current holdings.


         The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.


SOURCE MATERIAL


         From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:


Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

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Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.


CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.



Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.


Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.


Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.


Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.


Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.


Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.


Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.


Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

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                                                       Dollar SAI: 10/20/95, 2pm


The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.


Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indexes, and portfolio holdings.


Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.


Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

                             DISTRIBUTION OF SHARES


         Pursuant to a Distribution Agreement Investor Service Center, Inc. acts as the Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities.


         In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

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                                                       Dollar SAI: 10/20/95, 2pm

         Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

         With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Bull & Bear Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

         It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

         The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.



         During the fiscal year ended June 30, 1995, the Distributor waived the entire fee it was entitled to receive under the Plan.


         The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE


         The Fund's net asset value per share is determined as of 11:00 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) on each Fund business day. The following days are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the net assets of the Fund by the total number of shares outstanding.

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                                                       Dollar SAI: 10/20/95, 2pm

         The Fund has adopted the amortized cost method of valuing portfolio securities provided by Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

         The Board of Directors may authorize the use of one or more pricing services which provide bid valuations (some of which may be "readily available market quotations") on certain of the securities in which the Fund invests. Such pricing services may employ electronic data processing techniques including the use of a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Information obtained from such services may be used by the Fund both in the fair valuation of securities for which there are no readily available market quotations and in connection with the determination of the market prices of securities held in the Fund's portfolio.

                               PURCHASE OF SHARES

         The Fund will not issue shares for consideration other than cash. The Fund reserves the right to reject any order and, to cancel any order due to nonpayment or otherwise, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed.

                             ALLOCATION OF BROKERAGE


         Under present investment policies the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal years ended June 30, 1993, 1994 and 1995 the Fund did not pay any brokerage commissions. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof.


         The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund may purchase portfolio securities from dealers and underwriters as well as from issuers. Purchases of securities include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. When securities are purchased directly from an issuer, no commissions or discounts are paid.


         Transactions may be directed to dealers who provide research and other services in the execution of orders. There is no certainty that such services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and to make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. Portfolio transactions will not be directed to dealers solely on the basis of research services provided. The Fund will not purchase portfolio securities at a higher price or sell such securities at a lower price in connection with transactions effected with a dealer, who furnishes research services to the Investment Manager than would be the case if no weight were given by the Investment Manager to the dealer's furnishing of such services.

         Generally, investment decisions for the Fund and for other affiliated investment companies are made independently of each other in the light of differing conditions. The same investment decision, however, may occasionally be made for two or more of such Funds. In such cases, simultaneous transactions may occur. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

         The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund and its affiliates do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.


                               DIVIDENDS AND TAXES


DIVIDENDS. All of the net income of the Fund is declared daily as dividends to shareholders of record as of the close of regular trading on the NYSE each Business Day. Net income of the Fund (during the period commencing at the time of the immediately preceding dividend declaration) consists of accrued interest or earned discount (including both original issue and market discounts) on the assets of the Fund for so long as the Fund utilizes the amortized cost method of valuing portfolio securities, less the estimated expenses of the Fund applicable to that period. The Fund's net income is determined by the Custodian on a daily basis as of the close of regular trading on the NYSE on each Business Day (See "Determination of Net Asset Value").

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                                                       Dollar SAI: 10/20/95, 2pm


         If the Fund incurs or anticipates any unusual expense, loss or depreciation that could adversely affect the Fund's income or net asset value, the Corporation's Board of Directors would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of then prevailing circumstances. For example, under such unusual circumstances the Directors might reduce or suspend declaration of daily dividends in order to prevent to the extent possible the per share net asset value of the Fund from being reduced below $1.00. Thus, such expenses or losses or depreciation may result in a shareholder receiving less income.

         If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional shares of the Fund.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for this treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities;
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that were held for less than three months; and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.



         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

         The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

         The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on June 30.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


         Investors Bank & Trust Company, P.O. Box 2197, Boston, MA 02111 has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For shareholder services, the Fund paid the Distributor for the fiscal years ended June 30, 1993, 1994, and 1995 approximately $50,745, $67,487 and $70,937, respectively.


                                    AUDITORS


         Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19102-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.


                              FINANCIAL STATEMENTS


         The Fund's Financial Statements for the fiscal year ended June 30, 1995, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                                                       GLOBAL SAI: 10/20/95, 2pm

Statement of Additional Information                             November 1, 1995







                         BULL & BEAR GLOBAL INCOME FUND
                                11 Hanover Square
                               New York, NY 10005
                                 1-800-847-4200







         Bull & Bear Global Income Fund (the "Fund") is a diversified series of Bull & Bear Funds II, Inc. (the "Corporation"), an open-end management investment company organized as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus dated November 1, 1995. The prospectus is available without charge upon request to Investor Service Center, Inc., Distributor, 11 Hanover Square, New York, NY 10005, telephone 1-800-847-4200.




         THE FUND'S INVESTMENT PROGRAM........................................2
                  INVESTMENT RESTRICTIONS.....................................3
                  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES...5
         THE INVESTMENT COMPANY COMPLEX......................................12
                  OFFICERS AND DIRECTORS.....................................12
                  THE INVESTMENT MANAGER.....................................14
                  INVESTMENT MANAGEMENT AGREEMENT............................14
                  YIELD AND PERFORMANCE INFORMATION..........................15
                  DISTRIBUTION OF SHARES.....................................20
                  DETERMINATION OF NET ASSET VALUE...........................21
                  PURCHASE OF SHARES.........................................22
         ALLOCATION OF BROKERAGE.............................................22
                  DISTRIBUTIONS AND TAXES....................................23
                  REPORTS TO SHAREHOLDERS....................................25
                  CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT..........25
                  AUDITORS...................................................26
                  FINANCIAL STATEMENTS.......................................26
         APPENDIX - DESCRIPTIONS OF BOND RATINGS.............................27

                                                       GLOBAL SAI: 10/20/95, 2pm


                          THE FUND'S INVESTMENT PROGRAM


         The following information supplements the information concerning the investment objectives, policies and limitations of the Fund found in the prospectus.

         LOAN PARTICIPATIONS. The Fund may invest in loan participations in which the Fund purchases from a lender a portion of a larger loan to a U.S. or foreign private or governmental entity. The Fund receives a portion of the amount due the lender, except for any servicing fees received by the lender. Investing in loan participations may enable the Fund to obtain undivided interests in loans that Bull & Bear Advisers, Inc. (the "Investment Manager") considers attractive, but which would not be available to the Fund otherwise. Although normally available without recourse to the lender, such loans may be backed by a letter of credit and may include the right to demand accelerated payment of principal and interest. Loan participations may be subject to credit risks of the borrower, the lender or both. Loans to foreign borrowers may involve risks not typically associated with domestic investments. Certain loan participations may be considered illiquid securities, which are limited to 15% of the Fund's net assets. The Fund has no current intention to engage in loan participations in excess of 5% of total net assets of the Fund.

         SHORT SALES. The Fund may engage in short sales if it owns or, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind or amount. This investment technique is known as a short sale "against the box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund will not dispose of the securities underlying a short sale while a short sale is outstanding. The Fund intends to engage in short sales against the box for hedging purposes. The Investment Manager expects that the Fund will engage in short sales against the box as a hedge when the Investment Manager believes that the price of a security may decline, or when the Fund wants to sell the security it owns at the current price, but wants to defer recognition of gain or loss for tax purposes. The Investment Manager currently anticipates that no more than 5% of the Fund's total assets would be involved in short sales against the box.


         BORROWING. Subject to the limit on borrowing described in Investment Restriction (5) below, the Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

         ILLIQUID ASSETS. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("1933 Act"). The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

         Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

                                                       GLOBAL SAI: 10/20/95, 2pm

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         The Board of Directors has delegated the function of making day-to-day determinations of liquidity to Bull & Bear Advisers, Inc. (the "Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.

                             INVESTMENT RESTRICTIONS

         The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1) Purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own or hold 10% of the outstanding securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies;

(2) Purchase a security, if as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate);

(4) Invest in commodities or commodities futures contracts, although it may enter into financial and foreign currency futures contracts and options thereon, options on foreign currencies, and forward contracts on foreign currencies;

(5) Lend money or securities, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements, and short term obligations in accordance with the Fund's fundamental investment objective and policies, and (c) engaging in securities loan transactions up to one third of the Fund's total assets;

(6) Borrow money, except to the extent permitted by the Investment Company Act of 1940 ("1940 Act");

(7) Underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments; or

(8) Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes that the Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC") (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales.

                                                       GLOBAL SAI: 10/20/95, 2pm

         The Fund, notwithstanding any other investment policy or restriction (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund.

         The Corporation's Board of Directors has established the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(iii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iv)     The Fund may not  invest  more than 5% of its assets in  securities  of
         companies   having  a  record  of  less  than  three  years  continuous operations (including operations of predecessors);

(v) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act;

(vi) The Fund may not make short sales of securities or purchase securities on margin, except (a) the Fund may buy and sell options, futures contracts, options on futures contracts, and forward currency contracts, (b) the Fund may obtain such short term credits as may be necessary for the clearance of transactions, (c) the Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and options thereon, and forward currency contracts, and (d) the Fund may sell "short against the box" where, by virtue of its ownership of other securities, the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

(vii) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or directors of the Fund or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(viii) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

(ix) The Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided however, that borrowing pursuant to (a) and (b) do not exceed an amount equal to one-third of the total value of the Fund's assets taken at market value, less liabilities other than borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing come to exceed the limitation set forth in (6) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation;

(x) With respect to options transactions, (a) the Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option; (b) the Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and (c) the Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets; and

                                                       GLOBAL SAI: 10/20/95, 2pm

(xi) With respect to financial and foreign currency futures and related options (including options traded on a commodities exchange), the Fund will not purchase or sell futures contracts or related options other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund's total assets.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

         REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the Investment Manager may engage in certain options strategies to attempt to enhance return or for hedging purposes. The Investment Manager also may use securities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commissions ("CFTC"). Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Fund to govern investment in these instruments, use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.

         In addition to the products, strategies and risks described below and in the prospectus, the Investment Manager expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and permitted by the applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

         COVER FOR OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Fund will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to these strategies and will, when required, either (1) set aside cash, U.S. Government or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount, or (2) hold securities, currencies or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, curren cies or other options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTION INCOME AND HEDGING  STRATEGIES.  The Fund may purchase and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options currently are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currencies underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

         The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the pre determined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

                                                       GLOBAL SAI: 10/20/95, 2pm

         The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

         The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security to a level in excess of the option's exercise price, and the option is exercised, the Fund would be obligated to sell the security at less than its market value. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

         The Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding. Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

         The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

         The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short

                                                       GLOBAL SAI: 10/20/95, 2pm

straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quota tions available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securi ties or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

         In considering the use of options to enhance returns or to hedge the Fund's portfolio, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector repre sented by the selected index.

         (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary

                                                       GLOBAL SAI: 10/20/95, 2pm

market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, the Fund may not sell the underlying securities or currency (or invest any cash securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

         (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FUTURES AND RELATED OPTIONS STRATEGIES. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option.

         The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

         The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

         The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securi ties should be in part or wholly offset by gains in the futures position.

                                                       GLOBAL SAI: 10/20/95, 2pm

         As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write covered put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the prices of securities held in the Fund's portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

         The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

         The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

         The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same security at the same exercise price. The Fund would enter into a long straddle when it believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and put written on the same futures contract at the same exercise price where the same security or futures contract is considered "cover" for both the put and the call. The Fund would enter into a short straddle when it believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash and/or liquid, high grade debt securi ties in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a perfor mance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required

                                                       GLOBAL SAI: 10/20/95, 2pm

to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

         Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be ter minated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         In considering the Fund's use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices or futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin require ments. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

                                                       GLOBAL SAI: 10/20/95, 2pm

         (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the sec urities or currencies being hedged.

         (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not.

         FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

         The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


         The Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar, or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some of all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. Certain of these strategies may result in income subject to the "Short-Short Limitation". See "Distributions and Taxes" on page 23.


         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term

                                                       GLOBAL SAI: 10/20/95, 2pm

currency market movements is extremely difficult and the successful execution of a short term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term investment decisions made with regard to overall diver sification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not elimi nate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


                         THE INVESTMENT COMPANY COMPLEX

         The investment companies advised by affiliates of Bull & Bear Group, Inc. (the "Investment Company Complex") are:


          Bull & Bear Funds I, Inc.,  whose  series  include Bull & Bear Quality
               Growth Fund and Bull & Bear U.S. and Overseas Fund.
          Bull & Bear Funds II, Inc.,  whose  series  include Bull & Bear Dollar
               Reserves, Bull & Bear U.S. Government Securities Fund and Bull & Bear Global Income Fund.
             Bull & Bear Special Equities Fund, Inc.
          Bull & Bear Municipal  Securities,  Inc.,  whose sole series is Bull &
               Bear Municipal Income Fund.
          Bull & Bear Gold Investors Ltd.
          Midas Fund, Inc.

                             OFFICERS AND DIRECTORS

         The Corporation's officers and Directors, their respective offices and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.


BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of four of the other investment companies in the Investment Company Complex and of Bull & Bear Group, Inc. ("Group"), the parent of Bull & Bear Advisers, Inc. ( the "Investment Manager"),. He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of four of the other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD.

RUSSELL E. BURKE III -- Director. 36 East 72nd Street, New York, NY 10021. He was born August 23, 1946. He is President of Russell E. Burke III, Inc. Fine Art, New York, New York. From 1988 to 1991, he was President of Altman Burke Fine Arts,

                                                       GLOBAL SAI: 10/20/95, 2pm


Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of two of the other investment companies in the Investment Company Complex.

BRUCE B. HUBER, CLU -- Director. 298 Broad Street, Red Bank, NJ 07701. He is President of Huber o Hogan o Knotts Consulting, Inc. financial consultants specializing in executive benefits, estate preservation, and asset management. From 1990 to 1994, he was President of Huber Hogan Associates. He was born February 7, 1930. He is also a Director of the other investment companies in the Investment Company Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. From 1976 until 1983 he was Vice President of Russell Reynolds Associates, Inc., also executive recruiting consultants. He is also a Director of the other investment companies in the Investment Company Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of the other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of the other investment companies in the Investment Company Complex.

MARK C. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Co-President, Co- Chief Executive Officer, and Chief Financial Officer of the other investment companies in the Investment
Company Complex and of Group and certain of its affiliates, Chairman of the Investment Manager and Investor Service Center, Inc. (the "Distributor"), and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of one other investment company in the Investment Company Complex.

THOMAS B. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and General Counsel. He is Co-President, Co-Chief Executive Officer, and General Counsel of the other investment companies in the Investment Company Complex and of Group and certain of its affiliates, President of the Investment Manager and the Distributor, and Chairman of BBSI. He was born June 25, 1959. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of two of the other investment companies in the Investment Company Complex.

STEVEN A. LANDIS -- Senior Vice  President.  He is Senior Vice  President of the
Investment Company Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director --Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

BRETT B. SNEED, CFA -- Senior Vice President. He is Senior Vice President of the Investment Company Complex, the Investment Manager and certain of its affiliates. He was born June 11, 1941. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research, and a member of the New York Society of Security Analysts. From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company.

WILLIAM K. DEAN, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, the Investment Manager and its affiliates. He was born September 5, 1955. From 1984 to 1995 he held various positions with The Dreyfus Corporation, a mutual fund company. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the other investment companies in the Investment Company Complex, the Investment Manager and its affiliates. He was born September 13, 1964. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar.

                                                       GLOBAL SAI: 10/20/95, 2pm

* Bassett S. Winmill, Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Corporation as defined by the 1940 Act, because of their positions with the Investment Manager.


         Information in the following table is based on fees paid during the year ended June 30, 1995.

COMPENSATION TABLE



                                                                                                             Total Compensation
                                                         Pension or Retirement         Estimated Annual       From Registrant and
                                 Aggregate Compensa-     Benefits Accrued as Part       Benefits Upon        Fund Complex Paid to
   NAME OF PERSON, POSITION     tion From Registrant         of Fund Expenses            Retirement               Directors
      Bassett S. Winmill                None                       None                     None                     None
           Chairman

      Robert D. Anderson                None                       None                     None                     None
        Vice Chairman

     Russell E. Burke III              $4,500                      None                     None                 $5,500 from
           Director                                                                                              2 Investment
                                                                                                                  Companies
        Bruce B. Huber                 $4,500                      None                     None                 $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
        James E. Hunt                  $4,500                      None                     None                 $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
     Frederick A. Parker               $4,500                      None                     None                 $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
       John B. Russell                 $4,500                      None                     None                 $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
       Mark C. Winmill                  None                       None                     None                     None
           Director

      Thomas B. Winmill                 None                       None                     None                     None
    Director, Co-President


         Directors who are not "interested persons" of the Fund may elect to defer receipt of fees for serving as a Director of the Fund. During the fiscal year ended June 30, 1995, Messrs. Huber and Hunt deferred such Director's fees pursuant to this arrangement.

         No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of October 11, 1995, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of October 6, 1995, the following owners of record owned more than 5% of the outstanding shares of the Fund:
Charles  Schwab & Co., Inc., 101  Montgomery  Street,  San Francisco,  CA 94104,
7.05%.


                             THE INVESTMENT MANAGER


         The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The other principal subsidiaries of Group include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, Midas Management Corporation, a registered investment adviser, and BBSI, a registered broker/dealer providing discount brokerage services.

         Group is a publicly owned company whose securities are listed on the Nasdaq and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in

                                                       GLOBAL SAI: 10/20/95, 2pm


excess of $245,000,000 as of September 26, 1995.


                         INVESTMENT MANAGEMENT AGREEMENT

         Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.


         The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if and to the extent that the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1993, 1994 and 1995, the Fund paid to the Investment Manager investment management fees of $319,181, $378,598 and $288,533, respectively.

         If requested by the Corporation's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Corporation who are not interested persons of the Investment Manager or any affiliate thereof. For the fiscal years ended June 30, 1993, 1994 and 1995 the Fund reimbursed the Investment Manager $11,312, $20,581 and $16,064, respectively, for such services.


         General expenses of the Corporation (such as costs of maintaining corporate existence, proxy and annual meeting costs, etc.) will be allocated among the Fund, Bull & Bear Dollar Reserves, and Bull & Bear U.S. Government Securities Fund in proportion to their relative number of shareholders or net assets, as appropriate. Expenses that relate specifically to the Fund will be borne by it directly. The expense limitation provision applies separately to the Fund without including assets or expenses of other series of the Corporation.

         The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.


         The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Corporation who are not parties to the Investment Management Agreement, or interested persons of any such party.
The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Corporation or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.


         Group has granted the Corporation a non-exclusive license to use the service marks "Bull & Bear," "Bull & Bear Performance Driven," and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the investment manager of the Corporation shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Corporation will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                                                       GLOBAL SAI: 10/20/95, 2pm

                        YIELD AND PERFORMANCE INFORMATION


         The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. Until October 29, 1992, the Fund's investment objective was to obtain for its shareholders the highest income over the long term and the Fund followed a policy of investing primarily in lower rated debt securities of U.S. companies. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. See "The Fund's Investment Program" in the prospectus. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to June 30, 1995 may vary substantially from those shown below. An investment in the Fund, a series of Bull & Bear Funds II, Inc., is neither insured nor guaranteed by the U.S. Government as is a bank account or certificate of deposit.


YIELD AND DISTRIBUTION RATES


         Set forth below is a statement of the Fund's current and compound yield and distribution rates based on the formulas described below for the month ended June 30, 1995:


                                    Yield               Distribution Rate
Current                             4.47%                     7.49%
Compound                            4.56%                     7.75%


         Yield is calculated as follows: Divide the net investment income per share earned by the Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualize the result on a semi-annual basis by adding one to the quotient, raise the sum to the power of six, subtract one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield = 2[{a-b} OVER cd+1) SUP 6 - 1]

 Where :       a    = dividends and interest earned during the period.
               b    = expenses accrued for the period (net of reimbursements).
               c    = the average daily number of shares  outstanding during the period that were entitled to receive dividends.
               d    = net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest). For purposes of this calculation, it is assumed that each month contains 30 days.

         The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted from time to time to reflect changes in the market value of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured or other investments which provide a fixed yield since an investment in the Fund is not insured and yield and per share net asset value, which normally will fluctuate daily, are not guaranteed. Yield for a prior period should not be considered a representation of future return, which will change in response to fluctuations in per share net asset value, interest rates on portfolio investments, the quality, type and maturity of such investments, the

                                                       GLOBAL SAI: 10/20/95, 2pm

Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then current holdings.

         In its sales literature, whenever the Fund advertises its average annual total return as described below, the Fund may also quote its distribution rate. This distribution rate is calculated by dividing total dividend distributions during the most recent 12 month period by the net asset value as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principals. Because a distribution can include such premiums, capital gains and option income, the amount of a distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the net asset value per share, the distribution rate will increase as the net asset value declines. A distribution rate can be greater or less than the yield rate.

TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         Whenever the Fund advertises its yield or distribution rate, it will also advertise its average annual total return over specified periods. The Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that compares the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

T =  (ERV OVER P) SUP {1 OVER n} - 1

Where:        T       =    average annual total return.

              ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period which assumes all dividends and distri butions by the Fund are reinvested on the reinvestment date during the period.

              P       =    hypothetical initial payment of $1,000.

              n       =    period covered by the computation, expressed in terms
                           of years.



         The Fund's average annual total return for the one, five and ten year periods ended June 30, 1995, was 4.52%, 7.27% and 4.74%, respectively.

         The Fund's "total return" or "cumulative total return" or "cumulative growth" is based on the increase or (decrease) in a hypothetical $1,000 invested in the Fund at the beginning of each of the specified periods, assuming the reinvestment of any dividends and other distributions paid by the Fund during such periods. The return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of all distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. Such total return information (together with average annual total return information) is expressed below as a percentage rate and as the value of a hypothetical $1,000 and $10,000 initial investment (made on various starting dates) at the end of the periods, June 30, 1995. The various starting dates are the inception of operations on September 1, 1983 and each July 1 of each year after September 1, 1983.



START OF PERIODS                 AVERAGE               TOTAL           ENDING VALUE OF A        ENDING VALUE OF A
ENDING 6/30/95                 ANNUAL TOTAL            RETURN            $1,000 INVEST            $10,000 INVEST
                                  RETURN                                      MENT                     MENT
July 1, 1994                      4.52%                4.52%               $1,045.22                $10,452.16
July 1, 1993                      -0.41%               -0.82%               $ 991.75                $9,917.52
July 1, 1992                       5.79%               18.40%              $1,184.02                $11,840.16
July 1, 1991                      8.51%                38.64%              $1,386.40                $13,864.00
July 1, 1990                      7.27%                42.03%              $1,420.32                $14,203.20
July 1, 1989                      6.12%                42.80%              $1,427.95                $14,279.52
July 1, 1988                      5.42%                44.72%              $1,447.15                $14,471.52
July 1, 1987                      3.89%                35.73%              $1,357.28                $13,572.80
July 1, 1986                      3.36%                34.65%              $1,346.48                $13,464.80
July 1, 1985                      4.74%                58.86%              $1,588.60                $15,886.00
Since Inception -                 5.87%                96.34%              $1,963.42                $19,634.16
September 1, 1983

         The Fund may provide the above described standardized total return for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months or the year to date. For example, the Fund's nonstandardized total return for the three year period ending August 31, 1995 was 15.01%. Such nonstandardized total return is computed as otherwise described above except that no annualization is made.

         The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.


SOURCE MATERIAL

         From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.


CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.



Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.


Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

                                                       GLOBAL SAI: 10/20/95, 2pm

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.


Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.


Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.


Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.


Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.


Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.


Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.


New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indexes, and portfolio holdings.


Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.


Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

                                                       GLOBAL SAI: 10/20/95, 2pm

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

                             DISTRIBUTION OF SHARES


         Pursuant to a Distribution Agreement Investor Service Center, Inc. acts as the Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution activities.


         In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

         Among other things, the Plan provides that (1) the Distributor will submit to the Corporation's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Corporation's Board of Directors, including those Directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Corporation shall be committed to the discretion of the Directors who are not interested persons of the Corporation.

         With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Bull & Bear Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

         It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund

                                                       GLOBAL SAI: 10/20/95, 2pm

shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

         The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.


         Of the amounts paid as compensation to the Distributor during the Fund's fiscal year ended June 30, 1995, approximately $16,888 represented amounts incurred by the Distributor for advertising, $68,799 for printing and mailing prospectuses and other information to other than current shareholders, $69,321 for compensation to sales personnel, $3,679 for compensation to dealers, $47,408 for overhead and miscellaneous expenses, and $115,628 was retained by the Distributor as compensation.


         The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE


         The Fund's net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) on each Fund business day. The following days are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiv ing Day and Christmas Day.


         Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and the Nasdaq National Market System are valued at the last sales price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly possible in the same manner. Securities traded only OTC are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.


         Foreign securities are valued at the last sales price in a principal market where they are traded, or, if last sales prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of the net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the

                                                       GLOBAL SAI: 10/20/95, 2pm

securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors.

         Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES


         The Fund will not issue shares for consideration other than cash. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.


                             ALLOCATION OF BROKERAGE

         The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.


         The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular bro ker/dealer, including brokerage and research services, sales of Fund shares and shares of other affiliated investment companies, and allocation of commissions to the Fund's Custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or other applicable law are met. Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

         Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include (1) furnishing advice as to the value of securities, the
advisability  of  investing  in,  purchasing  or  selling   securities  and  the
availability  of  securities  or  purchasers  or  sellers  of  securities,   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of

                                                       GLOBAL SAI: 10/20/95, 2pm

its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

         BBSI, a wholly owned subsidiary of Group and the Investment Manager's affiliate, provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager is authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund will not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm will execute trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI will be financially responsible to the clearing firm for all trades of the Fund until complete payment has been received by the Fund or the clearing firm. BBSI will provide order entry services or order entry facilities to the Investment Manager, arrange for execution and clearing of portfolio transactions through executing and clearing brokers, monitor trades and settlements and perform limited back-office functions including the maintenance of all records required of it by the National Association of Securities Dealers, Inc. ("NASD").

         In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI are reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Fund's Board of Directors has determined that portfolio transactions may be executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI is likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI are also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund are not reduced by reason of any brokerage commissions paid to BBSI.


         During the fiscal years ended June 30, 1993, 1994 and 1995 the Fund paid total brokerage commissions of $17,018, $8,653 and $958, respectively. Of such commissions $16,390, $2,753 and $0 were allocated to broker/dealers that provided research in the years 1993, 1994 and 1995, respectively. No transactions were directed to broker/dealers during such periods for selling shares of the Fund or any other affiliated investment companies. During the Fund's fiscal years ended June 30, 1993, 1994 and 1995 the Fund paid brokerage commissions of $628, $4,278 and $958, respectively, to BBSI, representing approximately 3.69%, 49.44% and 100%, respectively of the total commissions paid by the Fund and involving approximately 3.51%, 76.36% and 100%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions.

         Generally, investment decisions for the Fund and for other affiliated investment companies are made independently of each other in the light of differing conditions. The same investment decision, however, may occasionally be made for two or more of such Funds. In such cases, simultaneous transactions may occur. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

         The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund and its affiliates do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.



         The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                                                       GLOBAL SAI: 10/20/95, 2pm

                             DISTRIBUTIONS AND TAXES

         If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional shares of the Fund.


         The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for this treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.



         A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

         Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.


         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus
(3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

         Interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be

                                                       GLOBAL SAI: 10/20/95, 2pm


included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss), even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.



         Proposed regulations have been published pursuant to which open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

OPTIONS, FUTURES, AND FORWARD CONTRACTS. The Fund's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the timing of recognition and character of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, futures, and forward contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto).

         If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.


         The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.


                             REPORTS TO SHAREHOLDERS

         The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on June 30.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


         Investors Bank & Trust Company, P.O. Box 2197, Boston, MA 02111 has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., P.O. Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For shareholder services, the Fund paid the Distributor for the fiscal years ended June 30, 1993, 1994, and 1995 approximately $39,273, $63,344 and $75,315, respectively.


                                    AUDITORS


         Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19102-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                                                       GLOBAL SAI: 10/20/95, 2pm

                              FINANCIAL STATEMENTS


         The Fund's Financial Statements for the fiscal year ended June 30, 1995, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                                                       GLOBAL SAI: 10/20/95, 2pm

                     APPENDIX - DESCRIPTIONS OF BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS


AAA Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards and, together with the Aaa group, comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the longer term risks appear somewhat larger than in Aaa securities.


A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



STANDARD & POOR'S CORPORATE BOND RATINGS


AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.


AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this capacity than for bonds in higher rated categories.

BB, B, CCC, CC AND C Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                                          USG SAI: 10/20/95, 2pm


Statement of Additional Information                             November 1, 1995





                           BULL & BEAR U.S. GOVERNMENT
                                 SECURITIES FUND
                                11 Hanover Square
                               New York, NY 10005
                                 1-800-847-4200





         Bull & Bear U.S. Government Securities Fund (the "Fund") is a diversified series of Bull & Bear Funds II, Inc. (the "Corporation"), an open-end management investment company organized as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus dated November 1, 1995. The prospectus is available without charge upon request to Investor Service Center, Inc., Distributor, 11 Hanover Square, New York, NY 10005, telephone 1-800-847-4200.



                                TABLE OF CONTENTS



         THE FUND'S INVESTMENT PROGRAM......................................2
         INVESTMENT RESTRICTIONS............................................4
         THE INVESTMENT COMPANY COMPLEX.....................................6
         OFFICERS AND DIRECTORS.............................................6
         THE INVESTMENT MANAGER.............................................8
         INVESTMENT MANAGEMENT AGREEMENT....................................8
         YIELD AND PERFORMANCE INFORMATION..................................9
         DISTRIBUTION OF SHARES............................................13
         DETERMINATION OF NET ASSET VALUE..................................14
         PURCHASE OF SHARES................................................15
         ALLOCATION OF BROKERAGE...........................................15
         DISTRIBUTIONS AND TAXES...........................................16
         REPORTS TO SHAREHOLDERS...........................................16
         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.................16
         AUDITORS..........................................................17
         FINANCIAL STATEMENTS..............................................17

                                                          USG SAI: 10/20/95, 2pm


                          THE FUND'S INVESTMENT PROGRAM

         The following information supplements the information concerning the investment objective, policies and limitations of the Fund found in the prospectus.

U.S. GOVERNMENT SECURITIES. The Fund will normally invest at least 65% of its total assets in securities backed by the full faith and credit of the United States ("U.S. Government Securities"). U.S. Government Securities include basically two types:

     U.S. TREASURY SECURITIES. Obligations issued directly by the U.S. Treasury are referred to as "bills," "notes," and "bonds," depending on the length of the maturity when issued. Bills mature in less than one year, notes in from one to nine years and bonds in from 10 to 30 years.

     U.S. TREASURY GUARANTEED SECURITIES. Obligations issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are of varying maturities and include, but are not limited to, mortgage participation certificates guaranteed by the Government National Mortgage Association ("GNMA") and instruments of the Export-Import Bank of the United States, Farmers' Home Administration, Federal Housing Administration, General Services Administration, Maritime Administration, Small Business Administration and Washington Metropolitan Transit Authority which are unconditionally guaranteed as to timely payment of principal and interest by the full faith and credit of the United States.

         The Fund may invest a substantial portion of its assets in GNMA certificates, popularly known as "Ginnie Maes," which represent an interest in a pool of mortgage loans individually insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration, or guaranteed by the Veterans Administration (VA). The Fund will only invest in certificates of the fully modified pass-through type, which are guaranteed by GNMA and backed by the full faith and credit of the United States.

         Ginnie Maes are created by an "issuer," which is an FHA approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or VA insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, are then sold by the issuer through securities dealers. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

         Ginnie Maes bear a stated "coupon rate" which represents the effective FHA/VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA's and issuer's fees. For providing its guarantee, the GNMA receives an annual fee of 0.6% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

         Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less the GNMA's and issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing such payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes. Because of the variation in the life of the pools of mortgages which back various Ginnie Maes, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Ginnie Maes will differ significantly from the yield estimated by using an assumption of a 12-year life for each Ginnie Mae included in such a portfolio as described above.

         Payments the Fund receives on Ginnie Maes include interest and partial prepayments of principal, reflecting payments on the underlying mortgage loans. Additional principal prepayments may also occur, reflecting refinancing, prepayment or foreclosure of the underlying mortgages. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. The majority of Ginnie Maes are backed by mortgages of this type, and accordingly the generally accepted practice treats Ginnie Maes as 30-year securities which prepay fully in the 12th year. As a result, although Ginnie Maes currently offer yields higher than those available from other types of U.S. Government securities, they may be less effective than other types of securities as a means of locking in attractive long term rates of interest due to the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. Because of this, Ginnie Maes may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a risk of decline comparable to such investments during periods of rising interest rates.

                                                          USG SAI: 10/20/95, 2pm

         The Fund may also invest up to 35% of its total assets in securities issued by agencies and instrumentalities of the U.S. Government that may have different levels of government backing but which are not backed by the full faith and credit of the U.S. Government, including securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. Government-related issuer, such as mortgage-backed securities (including collateralized mortgage obligations ("CMOs")).

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are debt obligations collateralized either by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). Multi-class pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class pass-through securities. Payments of principal and interest on the Mortgage Assets (and, in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make distributions on the multi-class pass-through securities. The CMOs in which the Fund invests are those issued by U.S. Government agencies or instrumentalities.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any "principal-only" class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

WRITING OPTIONS. To earn additional income on its portfolio, the Fund may sell (write) covered call options on securities owned by the Fund having a value of up to 25% of the Fund's total assets ("covered options" or "options"), and may purchase call options to close option transactions, as described below. The Fund has no current intention of writing call options having aggregate exercise prices in excess of 5% of the Fund's total assets.

         A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a covered call option is written by the Fund, the Fund will make arrangements with the Fund's Custodian to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below. The value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 25% of the value of the Fund's net assets at the time such options are written.

         To close out a position, the Fund may make a "closing purchase transaction", which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof. However, because there is an inactive secondary market for options on the securities in which the Fund may invest, the Fund as a writer of an option may only be able to liquidate its obligation by negotiating with the holder of the option.

BORROWING. Subject to the limit on borrowing described in Investment Restriction
(5) below, the Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

ILLIQUID ASSETS. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("1933 Act"), such as 144A Securities, discussed below. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

         Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and

                                                          USG SAI: 10/20/95, 2pm


the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.


         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("144A Securities"). Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the
National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         The Corporation's Board of Directors has delegated the function of making day-to-day determinations of liquidity of securities in the Fund's portfolio to Bull & Bear Advisers, Inc. (the "Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) general liquidity information (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.


                             INVESTMENT RESTRICTIONS

         The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1) Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to those limitations and provided that those limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(2) Issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"). The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

(3) Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

(4) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(5)      Borrow money, except to the extent permitted by the 1940 Act;

                                                          USG SAI: 10/20/95, 2pm

(6) Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

(7) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

(8) Purchase a security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a singled pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund.

         The Corporation's Board of Directors has established the following non-fundamental investment limitations with respect to the Fund that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iii) The Fund may not invest more than 5% of its total assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(iv) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933;

(v) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Corporation or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(vi) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition of assets;

(vii) The Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided however, that borrowings pursuant to (a) and (b) do not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than borrowings. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowings come to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation;

(viii) With respect to options transactions, (a) the Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option; (b) the Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and (c) the Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets; and

(ix) The Fund may not purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward currency contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                                                          USG SAI: 10/20/95, 2pm


                         THE INVESTMENT COMPANY COMPLEX

The investment companies advised by affiliates of Bull & Bear Group, Inc. (the "Investment Company Complex") are:

     Bull & Bear Funds I, Inc.,  whose series include Bull & Bear Quality Growth
          Fund and Bull & Bear U.S. and Overseas Fund.
     Bull & Bear Funds II,  Inc.,  whose  series  include  Bull  &  Bear  Dollar
          Reserves, Bull & Bear U.S. Government Securities Fund and Bull & Bear Global Income Fund.
     Bull & Bear Special Equities Fund, Inc.
     Bull & Bear Municipal  Securities,  Inc.,  whose sole series is Bull & Bear
          Municipal Income Fund.
     Bull & Bear Gold Investors Ltd.
     Midas Fund, Inc.



                             OFFICERS AND DIRECTORS

         The Corporation's officers and Directors, their respective offices and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.


BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of four of the other investment companies in the Investment Company Complex and of Bull & Bear Group, Inc. ("Group"), the parent of Bull & Bear Advisers, Inc. ( the "Investment Manager"),. He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of four of the other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD.

RUSSELL E. BURKE III -- Director. 36 East 72nd Street, New York, NY 10021. He was born August 23, 1946. He is President of Russell E. Burke III, Inc. Fine Art, New York, New York. From 1988 to 1991, he was President of Altman Burke Fine Arts, Inc. From 1983 to 1988, he was Senior Vice President of Kennedy Galleries. He is also a Director of two of the other investment companies in the Investment Company Complex.

BRUCE B. HUBER, CLU -- Director. 298 Broad Street, Red Bank, NJ 07701. He is President of Huber o Hogan o Knotts Consulting, Inc. financial consultants specializing in executive benefits, estate preservation, and asset management. From 1990 to 1994, he was President of Huber Hogan Associates. He was born February 7, 1930. He is also a Director of the other investment companies in the Investment Company Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Kenny, Kindler, Hunt & Howe, Inc., executive recruiting consultants. He was born December 14, 1930. From 1976 until 1983 he was Vice President of Russell Reynolds Associates, Inc., also executive recruiting consultants. He is also a Director of the other investment companies in the Investment Company Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of the other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of the other investment companies in the Investment Company Complex.

MARK C. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Co-President, Co- Chief Executive Officer, and Chief Financial Officer of the other investment companies in the Investment
Company Complex and of Group and certain of its affiliates, Chairman of the Investment Manager and Investor Service Center, Inc. (the "Distributor"), and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of one other investment company in the Investment Company Complex.

THOMAS B. WINMILL* -- Director, Co-President, Co-Chief Executive Officer, and General Counsel. He is Co-President, Co-Chief Executive Officer, and General Counsel of the other investment companies in the Investment Company Complex and of Group and certain of its affiliates, President of the Investment Manager and the Distributor, and Chairman of BBSI. He was born June 25, 1959. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the

                                                          USG SAI: 10/20/95, 2pm


New York State Bar. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of two of the other investment companies in the Investment Company Complex.

STEVEN A. LANDIS -- Senior Vice  President.  He is Senior Vice  President of the
Investment Company Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director --Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

BRETT B. SNEED, CFA -- Senior Vice President. He is Senior Vice President of the Investment Company Complex, the Investment Manager and certain of its affiliates. He was born June 11, 1941. He is a Chartered Financial Analyst, a member of the Association for Investment Management and Research, and a member of the New York Society of Security Analysts. From 1986 to 1988, he managed private accounts, from 1981 to 1986, he was Vice President of Morgan Stanley Asset Management, Inc. and prior thereto was a portfolio manager and member of the Finance and Investment Committees of American International Group, Inc., an insurance holding company.

WILLIAM K. DEAN, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, the Investment Manager and its affiliates. He was born September 5, 1955. From 1984 to 1995 he held various positions with The Dreyfus Corporation, a mutual fund company. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the other investment companies in the Investment Company Complex, the Investment Manager and its affiliates. He was born September 13, 1964. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom. He is a member of the New York State Bar.


* Bassett S. Winmill, Robert D. Anderson, Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Corporation as defined by the 1940 Act, because of their positions with the Investment Manager.


         Information in the following table is based on fees paid during the year ended June 30, 1995.

COMPENSATION TABLE



                                                                                                              Total Compensation
                                                           Pension or Retirement       Estimated Annual      From Registrant and
                                 Aggregate Compensa-     Benefits Accrued as Part       Benefits Upon        Fund Complex Paid to
   NAME OF PERSON, POSITION     tion From Registrant         of Fund Expenses             Retirement              Directors
      Bassett S. Winmill                None                       None                      None                    None
           Chairman

      Robert D. Anderson                None                       None                      None                    None
        Vice Chairman

     Russell E. Burke III              $4,500                      None                      None                $5,500 from
           Director                                                                                              2 Investment
                                                                                                                  Companies
        Bruce B. Huber                 $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
        James E. Hunt                  $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
     Frederick A. Parker               $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
       John B. Russell                 $4,500                      None                      None                $10,000 from
           Director                                                                                              5 Investment
                                                                                                                  Companies
       Mark C. Winmill                  None                       None                      None                    None
           Director

      Thomas B. Winmill                 None                       None                      None                    None
    Director, Co-President

                                                          USG SAI: 10/20/95, 2pm



         Directors who are not "interested persons" of the Fund may elect to defer receipt of fees for serving as a Director of the Fund. During the fiscal year ended June 30, 1995, Messrs. Huber and Hunt deferred such Director's fees pursuant to this arrangement.

         No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of October 11, 1995, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of October 6, 1995, no owners of record owned more than 5% of the outstanding shares of the Fund.


                             THE INVESTMENT MANAGER


         The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The other principal subsidiaries of Group include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, Midas Management Corporation, a registered investment adviser, and BBSI, a registered broker/dealer providing discount brokerage services.

         Group is a publicly owned company whose securities are listed on the Nasdaq and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in excess of $245,000,000 as of September 26, 1995.


                         INVESTMENT MANAGEMENT AGREEMENT

               Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Corporation may have to indemnify its officers and Directors with respect thereto.


         The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1993 ,1994 and 1995, the Fund paid to the Investment Manager investment management fees of $168,720, $145,930 and $116,437, respectively.

         If requested by the Corporation's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Corporation who are not interested persons of the Investment Manager or any affiliate thereof. For the fiscal years ended June 30, 1993, 1994 and 1995 the Fund reimbursed the Investment Manager $9,818, $12,812 and $12,514, respectively, for such services.


         General expenses of the Corporation (such as costs of maintaining corporate existence, proxy and annual meeting costs, etc.) will be allocated among the Fund, Bull & Bear Global Income Fund, and Bull & Bear Dollar Reserves in proportion to their relative number of shareholders or net assets, as appropriate. Expenses that relate specifically to the Fund will be borne by it directly. The expense limitation provision applies separately to the Fund without including assets or expenses of other series of the Corporation.

                                                          USG SAI: 10/20/95, 2pm

         The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.


         The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Corporation or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Corporation who are not parties to the Investment Management Agreement, or interested persons of any such party.
The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Corporation or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.


         Group has granted the Corporation a non-exclusive license to use the service marks "Bull & Bear," "Bull & Bear Performance Driven," and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the investment manager of the Corporation shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Corporation will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        YIELD AND PERFORMANCE INFORMATION


         The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. See "The Fund's Investment Program" in the prospectus. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to June 30, 1995 may vary substantially from those shown below.


YIELD AND DISTRIBUTION RATES


         Set forth below is a statement of the Fund's current and compound yield and distribution rates based on the formulas described below for the month ended June 30, 1995:

                                    Yield               Distribution Rate
Current                             3.93%                     4.34%
Compound                            4.00%                     4.43%


         The yield rate is calculated as follows: Divide the net investment income per share earned by the Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualize the result on a semi-annual basis by adding one to the quotient, raise the sum to the power of six, subtract one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

      Yield = 2[({a-b} OVER cd + 1) SUP 6 - 1]

Where:        a   =    dividends and interest earned during the period.

              b   =    expenses accrued for the period (net of reimbursements).

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d   =    net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last

                                                          USG SAI: 10/20/95, 2pm

business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest). For purposes of this calculation, it is assumed that each month contains 30 days.

         The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted from time to time to reflect changes in the market value of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured or other investments which provide a fixed yield since an investment in the Fund is not insured and yield and per share net asset value, which normally will fluctuate daily, are not guaranteed. Yield for a prior period should not be considered a representation of future return, which will change in response to fluctuations in per share net asset value, interest rates on portfolio investments, the quality, type and maturity of such investments, the Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then-current holdings.

         In its sales literature, whenever the Fund advertises its average annual total return as described below, the Fund may also quote its distribution rate. This distribution rate is calculated by dividing total dividend distributions during the most recent 12 month period by the net asset value as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles. Because a distribution can include such premiums, capital gains and option income, the amount of a distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the net asset value per share, the distribution rate will increase as the net asset value declines. A distribution rate can be greater or less than the yield rate.

TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         Whenever the Fund advertises its yield or distribution rate, it will also advertise its average annual total return over specified periods. The Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that compares the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

     T = (ERV OVER P) SUP {1 OVER n} - 1


Where:        T       =    average annual total return.


              ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period which assumes all dividends and other distributions, if any, by the Fund are reinvested on the reinvestment date during the period.


              P       =    hypothetical initial payment of $1,000.

              n       =    period covered by the computation, expressed in terms
                           of years.


         The Fund's average annual total return since inception of operations on March 7, 1986 through June 30, 1995, and for the five and one year periods ended June 30, 1995, was 7.71%, 8.05% and 9.41%, respectively.

         The Fund's "total return" or "cumulative total return" or "cumulative growth" is based on the increase or (decrease) in a hypothetical $1,000 invested in the Fund at the beginning of each of the specified periods, assuming the reinvestment of any dividends and other distributions paid by the Fund during such periods. The return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of all distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. Such total return information (together with average annual

                                                          USG SAI: 10/20/95, 2pm


total return information) is expressed below as a percentage rate and as the value of a hypothetical $1,000 and $10,000 initial investment (made on various starting dates) at the end of the periods, June 30, 1995. The various starting dates are the inception of operations on March 7, 1986 and each July 1 of each year after March 7, 1986.



START OF PERIODS                 AVERAGE               TOTAL            ENDING VALUE OF        ENDING VALUE OF
ENDING 6/30/95                 ANNUAL TOTAL            RETURN               A $1,000              A $10,000
                                  RETURN                                   INVESTMENT            INVESTMENT
July 1, 1994                      9.41%                9.41%               $1,094.08             $10,940.81
July 1, 1993                      3.67%                7.48%               $1,074.84             $10,748.38
July 1, 1992                       5.97%               18.99%              $1,189.86             $11,898.56
July 1, 1991                      7.94%                35.76%              $1,357.57             $13,575.73
July 1, 1990                      8.05%                47.27%              $1,472.67             $14,726.67
July 1, 1989                      7.78%                56.72%              $1,567.24             $15,672.42
July 1, 1988                      7.50%                65.93%              $1,659.26             $16,592.62
July 1, 1987                      7.62%                79.94%              $1,799.41             $17,994.06
July 1, 1986                      7.74%                95.68%              $1,956.83             $19,568.33
Since Inception-                  7.71%                99.76%              $1,997.61             $19,976.14
March 7, 1986

         The Fund may provide the above described standardized total return for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months or the year to date. For example, the Fund's nonstandardized total return for the three year period ending August 31, 1995 was 16.94%. Such nonstandardized total return is computed as otherwise described above except that no annualization is made.

         The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.


SOURCE MATERIAL

         From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.


CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                                                          USG SAI: 10/20/95, 2pm

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.


Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.


Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.


Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.


Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.


Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.


Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.


New York Times, a nationally distributed newspaper which regularly covers financial news.


The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.


Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indexes, and portfolio holdings.


Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

                                                          USG SAI: 10/20/95, 2pm

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

                             DISTRIBUTION OF SHARES


         Pursuant to a Distribution Agreement, Investor Service Center, Inc. acts as the Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.


         In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

         Among other things, the Plan provides that (1) the Distributor will submit to the Corporation's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Corporation's Board of Directors, including those Directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains

                                                          USG SAI: 10/20/95, 2pm

in effect, the selection and nomination of Directors who are not "interested persons" of the Corporation shall be committed to the discretion of the Directors who are not interested persons of the Corporation.

         With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Bull & Bear Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

         It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

         The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan), while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Corporation has any direct or indirect financial interest in the operation of the Plan or any related agreement.


         Of the amounts paid as compensation to the Distributor during the Fund's fiscal year ended June 30, 1995, approximately $5,367 represented amounts incurred by the Distributor for advertising, $20,009 for printing and mailing prospectuses and other information to other than current shareholders, $9,672 for compensation to sales personnel, $852 for compensation to dealers, $5,685 for overhead and miscellaneous expenses. The Distributor also spent an additional $16,926 during the fiscal year.


         The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


                        DETERMINATION OF NET ASSET VALUE


         The Fund's net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) on each Fund business day. The following days are not Fund business days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiv ing Day and Christmas Day. Net asset value per share is determined by dividing the value of the net assets of the Fund by the total number of shares outstanding.

         The Fund's portfolio securities are traded in the over-the-counter market and are valued at the mean between the current bid and asked prices. Securities and other assets for which quotations are not readily available or reliable may be valued based on other over-the-counter quotations or at fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either ar amortized cost or at original cost plus accrued interest, both of which approximate current value.

                                                          USG SAI: 10/20/95, 2pm

         Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

              The Fund will not issue shares for consideration other than cash. The Fund reserves the right to reject any order and, to cancel any order due to nonpayment or otherwise, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed.

                             ALLOCATION OF BROKERAGE


         Under present investment policies the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal years ended June 30, 1993, 1994 and 1995 the Fund did not pay any brokerage commissions.


         The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payment of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.


         The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services and sales of Fund shares and shares of other affiliated investment companies. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") or other applicable law are met. Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

         Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include (1) furnishing advice as to the value of securities, the
advisability  of  investing  in,  purchasing  or  selling   securities  and  the
availability  of  securities  or  purchasers  or  sellers  of  securities,   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

                                                          USG SAI: 10/20/95, 2pm


         Generally, investment decisions for the Fund and for other affiliated investment companies are made independently of each other in the light of differing conditions. The same investment decision, however, may occasionally be made for two or more of such Funds. In such cases, simultaneous transactions may occur. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

         The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund and its affiliates do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.


         The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                             DISTRIBUTIONS AND TAXES

         If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional shares of the Fund.


              The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for this treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short term capital gain) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or options that were held for less than three months ("Short-Short Limitation"); and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.



         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.


OPTIONS. Writing (selling) and purchasing options involves complex rules that will determine for income tax purposes the timing of recognition and character of the gains and losses the Fund realizes in connection therewith. Income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options will be subject to the Short-Short Limitation if they are held for less than three months.


         The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund mat be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

         The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on June 30.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


         Investors Bank & Trust Company, P.O. Box 2197, Boston, MA 02111 has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend

                                                          USG SAI: 10/17/95, 3pm


Disbursing Agent. The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For shareholder services, the Fund paid the Distributor for the fiscal years ended June 30, 1993, 1994, and 1995 approximately $9,818, $23,638 and $28,758, respectively.


                                    AUDITORS


         Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, PA 19102-1707, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.


                              FINANCIAL STATEMENTS


         The Fund's Financial Statements for the fiscal year ended June 30, 1995, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                           BULL & BEAR FUNDS II, INC.

                            Part C. Other Information

Item 24.              Financial Statements and Exhibits

 (a)         Financial  Statements  included  in  Part  A of  this  Registration
             Statement for Bull & Bear Dollar Reserves, Bull & Bear Global Income Fund, and Bull & Bear U.S.
             Government Securities Fund:

             Financial Highlights

             The Annual Report to Shareholders of each Fund for the fiscal year ended June 30, 1995 containing financial statements as of and for the fiscal year ended June 30, 1995 is incorporated into each Fund's Statement of Additional Information by reference and filed as an attachment to this Registration Statement.

    (b)      Exhibits
             (1)      Amended and Restated Articles of Incorporation
                      (filed herewith)
             (2)      Amended By-Laws (filed herewith)
             (3)      Voting trust agreement -- none
             (4)      Specimen securities (filed herewith)
             (5)      Investment Management Agreement (filed herewith)
             (6)      (a)     Distribution agreement (filed herewith)
                      (b)     Form of Broker Services Agreement (filed herewith)
             (7)      Bonus, profit-sharing or pension plans--none.
             (8)      (a)  Custodian Agreement (filed herewith)
                      (b)  Service and Agency Agreement (filed herewith)
             (9)      (a)  Shareholder services agreement (filed herewith)
                      (b)  Transfer Agency Agreement (filed herewith)
                      (c)  Agency Agreement (filed herewith)
             (10)     (a)     Opinion of counsel. Previously filed.
                      (b)     Opinion of counsel pursuant to Section 24(e)(1)
                              (filed herewith)
             (11) Other opinions, appraisals, rulings and consents - Accountants' consents (filed herewith)
             (12)     Financial statements omitted from Item 23 - not applicable
             (13)     Agreement for providing initial capital -- not applicable
             (14)     Prototype retirement plans
                      (a) Standardized  Profit Sharing Adoption Agreement (filed herewith)
                      (b) Defined   Contribution  Basic  Plan  Document  (filed
                          herewith)
                      (c) Standardized  Money Purchase Adoption Agreement (filed herewith)
                      (d) Simplified  Profit Sharing  Adoption  Agreement (filed herewith)
                      (e) Simplified  Money Purchase  Adoption  Agreement (filed herewith)
                      (f) 403(b)  Tax-Sheltered   Custodial  Account  Agreement
                          (filed herewith)

                      (g)     SEP Basic Plan Document (filed herewith)
                      (h)     SEP Adoption Agreement (filed herewith)
             (15)     (a)     Plan pursuant to Rule 12b-1 (filed herewith)
                      (b)     Related Agreement to Plan of Distribution pursuant
                              to  Rule  12b-1  between  Investor Service Center,
                              Inc. and Hanover Direct Advertising Company, Inc.
                              (filed herewith)
             (16)     Schedule for computation of performance quotations
                      (a)     Basic information. Previously filed.
                      (b)     Supplemental information. Incorporated herein by
                              reference to corresponding exhibit of Post Effect-ive Amendment No. 50 to the Registration Statement, SEC File No. 2-57953.
             (17)     Financial Data Schedule (filed herewith)
             (18)     Not applicable

Item 25.           Persons Controlled by or under Common Control with Registrant

                      Not applicable.

Item 26.              Number of Holders of Securities

                                                    Number of Record Holders
    Title of Class                                  (as of October 19, 1995)
    --------------                                  ------------------------
    Shares of Common Stock,
    $0.01 par value
             Dollar Reserves                                4,076
             Global Income Fund                             4,206
             U.S. Government Securities Fund                1,519

Item 27.              Indemnification

             The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

             Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

             Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

             Registrant's Investment Management Agreement between the Registrant and Bull & Bear Advisers, Inc. (the "Investment Manager"), with respect to Bull & Bear Dollar Reserves, Bull & Bear Global Income Fund and Bull & Bear U.S. Government Securities Fund, provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

             Section 9 of the Distribution Agreement between Bull & Bear Funds II, Inc. and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

             The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.              Business and other Connections of Investment Adviser

             The directors and officers of Bull & Bear Advisers, Inc., the Investment Manager, are also directors and officers of the other Funds managed by the Investment Manager, a wholly-owned subsidiary of Bull & Bear Group, Inc. (the "Bull & Bear Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries: Investor Service Center, Inc., the distributor of the Bull & Bear Funds and a registered broker/dealer; Midas Management Corporation, a registered investment adviser; and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. The Investment Manager serves as investment manager of Bull & Bear Dollar Reserves, Bull & Bear Global Income Fund, and Bull & Bear U.S. Government Securities Fund, each a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear Municipal Income Fund, a series of shares issued by Bull & Bear Municipal Securities, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, and Bull & Bear Quality Growth Fund, each a series of Bull & Bear Funds I, Inc.; and Bull & Bear Special Equities Fund, Inc.

Item 29.              Principal Underwriters

     a) In addition to the Registrant, Investor Service Center, Inc. serves as principal underwriter of Bull & Bear Gold Investors Ltd., Bull & Bear Special Equities Fund, Inc., Bull & Bear Funds I, Inc., Bull & Bear Municipal Securities, Inc., and Midas Fund, Inc.

    b) Service Center will serve as the Registrant's principal underwriter with respect to Bull & Bear Dollar Reserves, Bull & Bear Global Income Fund, and Bull & Bear U.S. Government Securities Fund. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal                        Position and Offices with Investor        Position and Offices
Business Address                          Service Center, Inc.                      with Registrant

Bassett S. Winmill                        n/a                                       Chairman of the Board
11 Hanover Square
New York, NY 10005

Robert D. Anderson                        Vice Chairman and Director                Vice Chairman and Director
11 Hanover Square
New York, NY 10005

Steven A. Landis                          Senior Vice President                     Senior Vice President
11 Hanover Square
New York, NY 10005

Brett B. Sneed                            Senior Vice President                     Senior Vice President
11 Hanover Square
New York, NY 10005

Mark C. Winmill                           Chairman, Director and Chief              Co-President, Director, and Chief
11 Hanover Square                         Financial Officer                         Financial Officer
New York, NY 10005

Thomas B. Winmill                         President, Director, General              Co-President, Director, and
11 Hanover Square                         Counsel                                   General Counsel
New York, NY 10005

Kathleen B. Fliegauf                      Vice President and Assistant              None
11 Hanover Square                         Treasurer
New York, NY 10005

William J. Maynard                        Vice President, Secretary, Chief          Vice President, Secretary, Chief
11 Hanover Square                         Compliance Officer                        Compliance Officer
New York, NY 10005

Irene K. Kawczynski                       Vice President                            None
11 Hanover Square
New York, NY 10005

William K. Dean                           Treasurer, Chief Accounting               Treasurer, Chief Accounting
11 Hanover Square                         Officer                                   Officer
New York, NY 10005

Michael J. McManus                        Vice President                            None
11 Hanover Square
New York, NY 10005

H. Matthew Kelly                          Vice President                            None
11 Hanover Square
New York, NY 10005

Item 30.              Location of Accounts and Records

             The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Bank & Trust Company & DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 31.              Management Services -- none

Item 32.              Undertakings -- none

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on this 26th day of October, 1995.

                      BULL & BEAR FUNDS II, INC.

                              Thomas B. Winmill
                      By: Thomas B. Winmill

    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Mark C. Winmill               Director, Co-President and Co-Chief         October 26, 1995
---------------
Mark C. Winmill               Executive Officer

Thomas B. Winmill             Director, Co-President and Co-Chief         October 26, 1995
-----------------
Thomas B. Winmill             Executive Officer

Bassett S. Winmill            Director, Chairman of the                   October 26, 1995
------------------
Bassett S. Winmill            Board of Directors

William K. Dean               Treasurer, Principal                        October 26, 1995
---------------
William K. Dean               Accounting Officer

Robert D. Anderson            Director, Vice Chairman                     October 26, 1995
------------------
Robert D. Anderson

Bruce B. Huber                Director                                    October 26, 1995
Bruce B. Huber

James E. Hunt                 Director                                    October 26, 1995
James E. Hunt

Frederick A. Parker, Jr.      Director                                    October 26, 1995
------------------------
Frederick A. Parker, Jr.

John B. Russell               Director                                    October 26, 1995
John B. Russell

Russell E. Burke III          Director                                    October 26, 1995
--------------------
Russell E. Burke III

                    [LOGO OF DOLLAR RESERVES APPEARS HERE]

  11 HANOVER SQUARE, NEW YORK, NY 10005 1-800-847-4200 1-212-363-1100 E-MAIL:
                                BULBEAR@AOL.COM

                                                                 August 15, 1995

Fellow Shareowners:

  It is a pleasure to submit this Annual Report and to welcome our many new shareowners who have joined us since our last Report by opening regular, Gifts/Transfers to Minors, and qualified retirement plan accounts, plus Bull & Bear Securities discount brokerage customers whose cash balances have been automatically swept into the Fund. Interestingly, shareholder investments through Bull & Bear IRA, SEP-IRA, Profit Sharing/Money Purchase, 403(b) and Keogh accounts represent more than 22% of the Fund's total net assets. We believe the Fund's approach of investing exclusively in short term U.S. Government securities, the income from which is generally free from all state income and personal property taxes, make it a sound choice for safety-conscious investors seeking a combination of high quality, low risk, tax advantages, daily income paid monthly, and the extra convenience of free, unlimited checkwriting.

  We are pleased to report the Fund's 7-day compound yield at June 30, 1995 was 5.15%, up from 3.23% at June 30, 1994 and from 2.38% at June 30, 1993.

  The most significant factor impacting short term interest rates during the first half of the year was the reversal of policy by the Federal Reserve from tightening to easing credit. In February, it had raised short term interest rates for the 7th time since a policy of monetary restraint began one year earlier. In early July, however, recognition that the outlook for inflation no longer required such a restrictive policy led to a cut in the Federal funds rate target from 6.00% to 5.75%. While there is a possibility of a further loosening we are looking for basically stable rates over the balance of the year.

  The ongoing strategy for Dollar Reserves will be to continue to invest for consistent returns in short term U.S. Government instruments which have a high degree of safety and liquidity, with the goal of optimizing shareowner results by investing in those securities which offer the highest level of relative value at time of purchase. To take advantage of this, we recommend building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan, and the Bull & Bear Government Direct Deposit Plan. For information on these free services, simply give us a call and we will help you get started.

  If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA SM or opening a discount brokerage account at Bull & Bear Securities, we would be pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,


       /s/ Robert D. Anderson                    /s/ Steven A. Landis

       Robert D. Anderson                        Steven A. Landis
       Vice Chairman                             Senior Vice President
                                                 Portfolio Manager

[LOGO OF BULL & BEAR APPEARS HERE]
-------------------------------------------------------------------------------
INCOME         . BULL & BEAR DOLLAR   A high quality money market fund
FUNDS--MONEY     RESERVES             investing in U.S. Government
MARKET, U.S.                          securities. Income is generally free
GOVERNMENT,                           from state income and intangible
MUNICIPAL                             property taxes. (For Bull & Bear
AND GLOBAL                            Performance Plus(R) discount brokerage
 . Monthly                                         ----
  Dividends                           accounts, the check writing minimum is
 . Free,                               $100.)
  Unlimited   -----------------------------------------------------------------
  Check        . BULL & BEAR U.S.     Investing for a high level of current
  Writing $250   GOVERNMENT           income, liquidity and safety of
  minimum        SECURITIES FUND      principal.
  per check)  -----------------------------------------------------------------
               . BULL & BEAR          Investing for the highest possible
                 MUNICIPAL INCOME     income exempt from Federal income tax
                 FUND                 that is consistent with preservation of
                                      principal.
              -----------------------------------------------------------------
               . BULL & BEAR GLOBAL   Investing for a high level of income
                 INCOME FUND          from a global portfolio of primarily
                                      investment grade fixed income
                                      securities.
-------------------------------------------------------------------------------
GROWTH         . BULL & BEAR          Investing in quality companies for
FUNDS--          QUALITY GROWTH       growth of capital and income.
U.S., GLOBAL     FUND
AND PRECIOUS  -----------------------------------------------------------------
METALS         . BULL & BEAR U.S.     Invests worldwide for the highest
                 AND OVERSEAS FUND    possible total return.
              -----------------------------------------------------------------
               . BULL & BEAR          Invests aggressively for maximum
                 SPECIAL EQUITIES     capital appreciation.
                 FUND
              -----------------------------------------------------------------
               . BULL & BEAR GOLD     Seeks long term capital appreciation in
                 INVESTORS            investments with the potential to
                                      provide a hedge against inflation and
                                      preserve the purchasing power of the
                                      dollar.
              -----------------------------------------------------------------
               Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.
-------------------------------------------------------------------------------
DISCOUNT       . BULL & BEAR          Investors receive the investment
BROKERAGE        SECURITIES, INC.     information they need and the low
SERVICES                              commissions they expect. Commission
                                      savings of up to 84% and more over full
                                      cost firms and guaranteed 20% lower
                                      than Charles Schwab & Co. on every
                                      stock, bond and option trade.
                                      (Transactions are subject to a low $31
                                      minimum commission; comparisons are
CALL TOLL FREE                        based on a July 1995 survey of standard
1-800-VIP-4200                        telephone orders; full cost firms and
                                      larger discount brokers may offer
                                      additional services not available from
                                      Bull & Bear Securities and rates may
                                      vary markedly for other types of
                                      products.)
              -----------------------------------------------------------------
               Total Return Performance. For the period ended June 30, 1995,
               Bull & Bear Dollar Reserves' 7-day compound yield was 5.15% on a current yield of 5.02%. For the period ended June 30, 1994, the 7-day compound yield was 3.23% on a current yield of 3.18%. For the period ended June 30, 1993, the 7-day compound yield was 2.38% on a current yield of 2.35%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

                          BULL & BEAR DOLLAR RESERVES

                Schedule of Portfolio Investments--June 30, 1995

                                                          ANNUALIZED
                                                           YIELD ON
  PRINCIPAL                                                DATE OF
   AMOUNT                                                  PURCHASE    VALUE*
 -----------                                              ---------- -----------
             U.S. GOVERNMENT OBLIGATIONS (10.5%)
 $ 6,900,000 U.S. Treasury Bills, 5.33%, due 8/24/95....     5.44%   $ 6,844,811
                                                                     -----------
                                                                       6,844,811
                                                                     -----------
             U.S. GOVERNMENT AGENCIES (89.5%)
  12,000,000 Federal Home Loan Banks, due 7/07/95.......     5.92     11,988,258
  20,000,000 Federal Home Loan Banks, due 7/14/95.......     5.96     19,957,652
  10,000,000 Federal Home Loan Banks, due 7/18/95.......     5.98      9,972,328
  11,600,000 Federal Home Loan Banks, due 7/31/95.......     5.90     11,543,547
   5,000,000 Federal Home Loan Banks, due 8/17/95.......     6.03      4,961,617
                                                                     -----------
                                                                      58,423,402
                                                                     -----------
             TOTAL INVESTMENTS (100.0%).................             $65,268,213
                                                                     ===========

--------
* Cost of investments for financial reporting and for Federal income tax purposes is the same as value.


                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995

ASSETS:
 Investments at value which equals amortized cost (note 1)...........  $65,268,213
 Cash................................................................       87,941
 Receivable for capital stock redeemed...............................        1,613
 Prepaid expenses....................................................       11,927
                                                                       -----------
  Total assets.......................................................   65,369,694
                                                                       -----------
LIABILITIES:
 Payable for distributions to shareholders...........................        3,087
 Accrued management fees.............................................       13,192
 Accrued expenses....................................................       75,120
                                                                       -----------
  Total liabilities..................................................       91,399
                                                                       -----------
NET ASSETS: (applicable to 65,208,343 outstanding shares: 500,000,000 shares of $.01 par value authorized)................................  $65,278,295
                                                                       ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($65,278,295 / 65,208,343)..........................................        $1.00
                                                                             =====
At June 30, 1995 net assets consisted of:
 Paid-in capital.....................................................  $65,207,859
 Accumulated net realized gain on investments........................       70,436
                                                                       -----------
                                                                       $65,278,295
                                                                       ===========

STATEMENT OF OPERATIONS
Year Ended June 30, 1995

INVESTMENT INCOME:
 Interest.......................................................... $3,592,826
                                                                    ----------
EXPENSES:
 Investment management (note 3)....................................    339,025
 Distribution (note 3).............................................    169,513
 Transfer agent....................................................    143,080
 Shareholder administration (note 3)...............................     70,937
 Custodian.........................................................     53,253
 Registration (note 3).............................................     50,183
 Professional (note 3).............................................     42,224
 Insurance.........................................................     30,383
 Directors.........................................................     12,204
 Printing..........................................................      7,270
 Miscellaneous.....................................................     25,955
                                                                    ----------
   Total...........................................................    944,027
   Investment management fees and distribution plan expenses waived
    (note 3).......................................................   (339,026)
                                                                    ----------
   Net expenses....................................................    605,001
                                                                    ----------
   Net investment income...........................................  2,987,825
                                                                    ----------
NET REALIZED GAIN FROM SECURITY TRANSACTIONS.......................     33,028
                                                                    ----------
   Net increase in net assets resulting from operations............ $3,020,853
                                                                    ==========

                               ----------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended June 30,

                                                       1995           1994
                                                   -------------  -------------
OPERATIONS:
 Net investment income...........................  $   2,987,825  $   1,849,630
 Net realized gain (loss) from security
  transactions...................................         33,028        (17,465)
                                                   -------------  -------------
 Net increase in net assets resulting from
  operations.....................................      3,020,853      1,832,165
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions ($.044 and $.026 per share,
  respectively)..................................     (2,987,825)    (1,849,630)
CAPITAL SHARE TRANSACTIONS:
 Change in net assets resulting from capital
  share transactions (a).........................    (11,105,880)    11,695,910
                                                   -------------  -------------
 Total increase (decrease) in net assets.........    (11,072,852)    11,678,445
NET ASSETS:
 Beginning of period.............................     76,351,147     64,672,702
                                                   -------------  -------------
 End of period...................................  $  65,278,295  $  76,351,147
                                                   =============  =============

--------
(a) Transactions in capital shares were as follows:

                                                       1995           1994
                                                   -------------  -------------
 Shares sold.....................................  $ 526,864,067  $ 548,276,909
 Shares issued in reinvestment of distributions..      2,711,471      1,697,751
 Shares redeemed.................................   (540,681,418)  (538,278,750)
                                                   -------------  -------------
 Net increase (decrease).........................  $ (11,105,880) $  11,695,910
                                                   =============  =============

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Bull & Bear Global Income Fund and Bull & Bear U.S. Government Securities Fund are the other two series of the Company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million,
 .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has undertaken that the operating expenses of the Fund for each fiscal year (including management fees but excluding taxes, interest, brokerage commissions and distribution plan expenses), expressed as a percentage of average daily net assets, will not exceed the lowest rate prescribed by any state in which shares of the Fund are qualified for sale. Currently, such limitation is 2 1/2% of the first $30 million of such assets, 2% of the next $70 million and 1 1/2% of any net assets in excess of $100 million. If the Fund's expenses exceed such rates, the Investment Manager will reimburse the Fund for any excess. Although not required by the expense limitation, the Investment Manager voluntarily waived $169,513 of its management fee for the year ended June 30, 1995. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (formerly Bull & Bear Service Center, Inc.), the Fund's distributor. The Fund reimbursed the Investment Manager $19,900 for providing certain administrative and accounting services at cost for the year ended June 30, 1995.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. None of these fees were paid by the Fund to the Distributor for the year ended June 30, 1995. Investor Service Center also received $70,937 for shareholder administration services it provided to the Fund at cost for the year ended June 30, 1995.

(4) The Fund has an uncommitted bank line of credit for temporary or emergency purposes. As part of the agreement, the Fund is required to pledge securities it holds in its portfolio if there is an outstanding balance. There were no borrowings during the year ended June 30, 1995.

                             FINANCIAL HIGHLIGHTS

                                             YEARS ENDED JUNE 30,
                                    -------------------------------------------
                                     1995     1994     1993     1992     1991
                                    -------  -------  -------  -------  -------
PER SHARE DATA
Net asset value at beginning of
 period...........................  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
Income from investment operations:
 Net investment income............     .044     .026     .026     .042     .062
Less distributions:
 Distributions from net investment
 income...........................    (.044)   (.026)   (.026)   (.042)   (.062)
                                    -------  -------  -------  -------  -------
Net asset value at end of period..  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                    =======  =======  =======  =======  =======
TOTAL RETURN......................     4.53%    2.59%    2.63%    4.28%    6.41%
                                    =======  =======  =======  =======  =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's
omitted)..........................  $65,278  $76,351  $64,673  $63,832  $77,982
                                    =======  =======  =======  =======  =======
Ratio of expenses to average net
assets (a)........................      .89%     .89%     .75%     .80%     .85%
                                    =======  =======  =======  =======  =======
Ratio of net investment income to
average net assets (b)............     4.41%    2.56%    2.59%    4.24%    6.30%
                                    =======  =======  =======  =======  =======

--------
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.39%, 1.39%, 1.25%, 1.22% and 1.23% for the years ended June 30, 1995, 1994,
    1993, 1992 and 1991, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 3.91%, 2.06%, 2.09%, 3.82% and 5.92% for the years ended June 30, 1995, 1994,
    1993, 1992 and 1991, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
 Bull & Bear Funds II, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bull & Bear Dollar Reserves, a series of common stock of Bull & Bear Funds II, Inc., including the schedule of portfolio investments as of June 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Dollar Reserves as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 14, 1995

DOLLAR RESERVES
================================================================================

A High Quality Money
Market Fund Investing in
U.S. Government Securities--
Income is Generally Free from
State and Local Income Taxes




--------------------------------------------------------------------------------
Annual Report
June 30, 1995



[LOGO OF BULL & BEAR APPEARS HERE]




DOLLAR RESERVES
================================================================================
11 Hanover Square
New York,NY 10005

1-800-847-4200  1-212-363-1100

E-mail: BulBear@aol.com

--------------------------------------------------------------------------------

Call toll-free for Fund performance, telephone purchases, exchanging among the Bull & Bear Funds, and to obtain information concerning your account. 1-800-847-4200 1-212-363-1100

--------------------------------------------------------------------------------


Independent Accountants
TAIT, WELLER & BAKER


Printed on recycled paper [RECYCLED PAPER LOGO APPEARS HERE]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                   [LOGO OF GLOBAL INCOME FUND APPEARS HERE]

    11 HANOVER SQUARE, NEW YORK, NY 10005  1-800-847-4200  1-212-363-1100
                            E-MAIL:BULBEAR@AOL.COM


                                                                 August 15, 1995

Fellow Shareowners:

  It is a pleasure to submit this Annual Report and to welcome our many new shareowners who have joined us since our last Report by opening regular, Gifts/Transfers to Minors, and qualified retirement plan accounts. Interestingly, shareholder investments through Bull & Bear IRA, SEP-IRA, Profit Sharing/Money Purchase, 403(b) and Keogh accounts represent more than 27% of the Fund's total net assets. We believe the Fund's approach of investing for a high level of income from a professionally managed, well-diversified global portfolio of primarily investment grade fixed income securities, make it attractive for conservative investors seeking an attractive level of monthly income, with the added convenience of unlimited, free check writing in amounts of $250 or more against the value of their account. Reflecting rising interest rates for most of the year ended June 30, 1995, the Fund's total return for the past 12 months, 6 months and 3 months, were 4.52%, 4.33% and 7.28%, respectively.

  The uncharacteristic volatility in global fixed income markets during the year ended June 30, 1995 can be attributed to several factors. One significant feature was the anticipation, and then the reality, of a reversal of monetary policy by the Federal Reserve, which in February raised interest rates for the 7th time since a policy of monetary restraint began one year earlier. This reflected concerns about a continued high rate of resource utilization, despite some evidence of slowing in the economy. In early July, the Federal Reserve lowered its target for the Federal Funds rate by one quarter of one percent, from 6.00% to 5.75%, citing only the easing of inflationary pressures as its reason. It is important to recognize that during this time period, yields on thirty year Treasury bonds fell from 7.9% to close to 6.5%, as the U.S. economy showed numerous signs of weakening. Also, the political climate in Washington shifted, increasing the likelihood of meaningful reduction in the Federal deficit, which is already at its lowest level in 15 years. Additionally, protracted weakness in the U.S. dollar, the deterioration of the Japanese economy, and uncertainty regarding the economies and debt of less developed countries all contributed during the period to volatility in the international debt markets.

  Looking ahead, we believe that the economy will be characterized by moderate growth, low levels of inflation, a stable to improving dollar and lower levels of volatility than experienced over the past 12 months. The investment strategy for the Global Income Fund will continue to emphasize asset allocation with a goal of maximizing shareholder returns through issue and sector selection, by investing in a diversified portfolio of securities that offer attractive relative value at appropriate levels of risk and reward, and lengthening or shortening the Fund's average maturity depending on our view of interest rate trends. To take advantage of this, we recommend building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan and the Bull & Bear Government Direct Deposit Plan. For information on these free services, simply give us a call and we will help you get started.

  If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRASM or opening a discount brokerage account at Bull & Bear Securities, we would be pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,


       /s/ Robert D. Anderson                    /s/ Steven A. Landis

       Robert D. Anderson                        Steven A. Landis
       Vice Chairman                             Senior Vice President
                                                 Portfolio Manager


 TOTAL RETURN PERFORMANCE GRAPHS

 Bull & Bear Global Income Fund ("Fund")

 Lehman Aggregate Bond Index ("LABI")

 The graph shows results of investing $10,000 in Bull & Bear Global Income Fund and Lehman Aggregate Bond Index for the 10 years ended June 30, 1995 with dividends reinvested. The Fund invests for a high level of income in a diversified worldwide portfolio of primarily investment grade fixed income corporate and government securities and may invest in money market instruments for defensive purposes. The Index is fully invested and represents an aggregate of the Lehman Government/Corporate, Mortgage-Backed and Asset-Backed Indexes.


                             [GRAPH APPEARS HERE]


                                                  AVERAGE
                                                   ANNUAL
                         FINAL VALUE TOTAL RETURN  RETURN
                         ----------- ------------ -------
       _____ Fund          $15,883       58.83%     4.74%
       ----- LABI           25,958      159.58     10.01

 Source: Morningstar, Inc.
 -----------------------------------


                                Global Income    LB Aggregate
                6/30/95             15,883          25,958
                                    15,744          25,769
                4/30/95             15,097          24,809
                3/31/95             14,805          24,467
                2/28/95             14,844          24,318
                1/31/95             14,554          23,753
                12/31/94            15,222          23,292
                11/30/94            15,603          23,132
                10/31/94            15,584          23,183
                9/30/94             15,584          23,204
                8/31/94             15,603          23,550
                7/31/94             15,362          23,522
                6/30/94             15,196          23,063
                5/31/94             15,673          23,114
                4/30/94             15,799          23,116
                3/31/94             15,854          23,303
                2/28/94             16,986          23,893
                1/31/94             17,861          24,316
                12/31/93            17,595          23,992
                11/30/93            16,997          23,863
                10/31/93            17,189          24,068
                9/30/93             16,945          23,979
                8/31/93             16,669          23,979
                7/31/93             16,291          23,915
                6/30/93             16,017          23,503
                5/31/93             15,441          23,370
                4/30/93             15,290          22,955
                3/31/93             15,073          22,765
                2/28/93             14,824          22,670
                1/31/93             14,410          22,280
                12/31/92            14,082          21,861
                11/30/92            13,806          21,518
                10/31/92            13,806          21,514
                9/30/92             14,030          21,804
                8/31/92             13,967          21,548
                7/31/92             13,825          21,332
                6/30/92             13,417          20,906
                5/31/92             13,215          20,621
                4/30/92             12,967          20,239
                3/31/92             12,890          20,094
                2/28/92             12,874          20,207
                1/31/92             12,554          20,077
                12/31/91            12,450          20,353
                11/30/91            12,346          19,766
                10/31/91            12,391          19,586
                9/30/91             12,169          19,371
                8/31/91             11,950          18,986
                7/31/91             11,646          18,584
                6/30/91             11,460          18,330
                5/31/91             11,231          18,339
                4/30/91             11,216          18,233
                3/31/91             10,963          18,038
                2/28/91             10,893          17,915
                1/31/91             10,569          17,764
                12/31/90            10,555          17,764
                11/30/90            10,433          17,278
                10/31/90            10,446          16,914
                9/30/90             10,712          16,702
                8/31/90             10,924          16,565
                7/31/90             11,354          16,790
                6/30/90             11,186          16,561
                5/31/90             10,892          16,300
                4/30/90             10,575          15,832
                3/31/90             10,537          15,979
                2/28/90             10,463          15,968
                1/31/90             10,622          15,917
                12/31/89            10,886          16,108
                11/30/89            10,922          16,065
                10/31/89            10,957          15,914
                9/30/89             11,252          15,532
                8/31/89             11,333          15,453
                7/31/89             11,263          15,685
                6/30/89             11,125          15,358
                5/31/89             10,899          14,904
                4/30/89             10,876          14,523
                3/31/89             10,887          14,226
                2/28/89             11,128          14,165
                1/31/89             11,183          14,267
                12/31/88            11,225          14,065
                11/30/88            11,289          14,049
                10/31/88            11,363          14,221
                9/30/88             11,271          13,959
                8/31/88             11,141          13,651
                7/31/88             10,993          13,615
                6/30/88             10,988          13,686
                5/31/88             10,806          13,364
                4/30/88             10,815          13,454
                3/31/88             10,726          13,527
                2/28/88             10,833          13,656
                1/31/88             10,790          13,495
                12/31/87            10,692          13,036
                11/30/87            10,797          12,861
                10/31/87            10,843          12,759
                9/30/87             11,470          12,321
                8/31/87             11,780          12,589
                7/31/87             11,669          12,657
                6/30/87             11,678          12,667
                5/31/87             11,650          12,495
                4/30/87             11,783          12,544
                3/31/87             11,976          12,897
                2/28/87             11,847          12,956
                1/31/87             11,657          12,867
                12/31/86            11,428          12,687
                11/30/86            11,347          12,640
                10/31/86            11,597          12,465
                9/30/86             11,429          12,287
                8/31/86             11,404          12,409
                7/31/86             11,355          12,108
                6/30/86             11,774          12,002
                5/31/86             11,722          11,695
                4/30/86             11,601          11,923
                3/31/86             11,467          11,860
                2/28/86             11,276          11,502
                1/31/86             10,897          11,066
                12/31/85            10,781          11,005
                11/30/85            10,524          10,678
                10/31/85            10,320          10,428
                9/30/85             10,287          10,213
                8/31/85             10,188          10,152
                7/31/85             10,054           9,965
                6/30/85             10,000          10,000

 The change from the preceding fiscal year, when the Fund selected the Lehman Corporate/ Government bond index ("LCGI"), is to reflect the broad diversity of fixed income securities in which the Fund may invest. For the 10 years ended June 30, 1995, the LCGI's final value was $25,840, total return was 158.40%, and average annual return was 9.96%.

 Total returns for the Fund reflect its policy during the 1995 fiscal year to maintain monthly distributions of $.05 per share and its investment strategies of investing in a global portfolio of higher quality fixed income securities and utilizing currency hedging techniques, producing income levels and currency losses which led to distributions from paid-in capital during the fiscal year of $.43 per share.

[LOGO OF BULL & BEAR APPEARS HERE]
-------------------------------------------------------------------------------
INCOME         . BULL &              A high quality money market fund
FUNDS--          BEAR                investing in U.S. Government
MONEY            DOLLAR RESERVES     securities. Income is generally free
MARKET, U.S.                         from state income and intangible
GOVERNMENT,                          property taxes. (For Bull & Bear
MUNICIPAL                            Performance Plus(R) discount
AND GLOBAL                                       ----
                                     brokerage accounts, the check
 . Monthly                            writing minimum is $100.)
  Dividends   -----------------------------------------------------------------
               . BULL &              Investing for a high level of
 . Free,          BEAR                current income, liquidity and safety
  Unlimited      U.S. GOVERNMENT     of principal.
  Check          SECURITIES  FUND
  Writing     -----------------------------------------------------------------
  ($250        . BULL &              Investing for the highest possible
  minimum        BEAR                income exempt from Federal income
  per            MUNICIPAL INCOME    tax that is consistent with
  check)         FUND                preservation of principal.
              -----------------------------------------------------------------
               . BULL &              Investing for a high level of income
                 BEAR                from a global portfolio of primarily
                 GLOBAL INCOME FUND  investment grade fixed income
                                     securities.
-------------------------------------------------------------------------------
GROWTH         . BULL &              Investing in quality companies for
FUNDS--U.S.,     BEAR                growth of capital and income.
GLOBAL           QUALITY GROWTH FUND
AND PRECIOUS  -----------------------------------------------------------------
METALS         . BULL & BEAR         Invests worldwide for the highest
                 U.S. AND            possible total return.
                 OVERSEAS FUND
              -----------------------------------------------------------------
               . BULL & BEAR         Invests aggressively for maximum
                 SPECIAL EQUITIES    capital appreciation.
                 FUND
              -----------------------------------------------------------------
               . BULL &              Seeks long term capital appreciation
                 BEAR GOLD           in investments with the potential to
                 INVESTORS           provide a hedge against inflation
                                     and preserve the purchasing power of
                                     the dollar.
              ----------------------------------------------------------------
               Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.
-------------------------------------------------------------------------------
DISCOUNT       . BULL &              Investors receive the investment
BROKERAGE        BEAR                information they need and the low
SERVICES         SECURITIES,         commissions they expect. Commission
                 INC.                savings of up to 84% and more over
                                     full cost firms and guaranteed 20%
                                     lower than Charles Schwab & Co. on
                                     every stock, bond and option trade.
                                     (Transactions are subject to a low
                                     $31 minimum commission; comparisons
                                     are based on a July 1995 survey of
                                     standard telephone orders; full cost
                                     firms and larger discount brokers
                                     may offer additional services not
                                     available from Bull & Bear
                                     Securities and rates may vary
Call Toll Free                       markedly for other types of
1-800-VIP-4200                       products.)
              ----------------------------------------------------------------
               Total Return Performance. For the periods ended June 30, 1995,
               Bull & Bear Global Income Fund's total return for one year was 4.52%, average annual total return for the past five years was 7.27% and for the past ten years was 4.74%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

                         BULL & BEAR GLOBAL INCOME FUND

               SCHEDULE OF PORTFOLIO INVESTMENTS -- JUNE 30, 1995

     PAR VALUE                                                      MARKET VALUE
 -----------------                                                  ------------
                   BONDS (40.5%)
                   AUSTRALIA (2.4%)
       $A1,500,000 New South Wales Treasury Corp., 7%, due
                    4/1/04(1)....................................    $  925,049
                                                                     ----------
                   CANADA (2.1%)
       C$1,200,000 Province of Ontario, 7.25%, due 9/27/05 (1)...       794,831
                                                                     ----------
                   DENMARK (2.5%)
       Kr5,000,000 Kingdom of Denmark, 9%, due 11/15/00 (1)......       960,740
                                                                     ----------
                   GERMANY (5.2%)
       DM1,500,000 Deutschland Republic Debentures, 6.25%, due
                    1/4/24 (1)...................................       917,910
       DM1,500,000 Deutschland Republic Debentures, 6.75%, due
                    7/15/04 (1)..................................     1,064,321
                                                                     ----------
                                                                      1,982,231
                                                                     ----------
                   UNITED KINGDOM (3.7%)
 (Pounds)1,000,000 United Kingdom Treasury, 6.75%, due 11/26/04
                    (1)..........................................     1,412,918
                                                                     ----------
                   UNITED STATES (24.6%)
           500,000 Allnet Communication Services, Inc., 9% Senior
                    Subordinated Notes, due 5/15/03..............       535,000
         1,000,000 Fleet Mortgage Group, 6.50% Notes, due
                    6/15/00......................................       996,048
         1,000,000 Ford Motor Credit Corp., 6.50% Notes, due
                    2/15/06......................................       964,429
         1,000,000 Giant Industries, Inc., 9.75% Senior
                    Subordinated Notes, due 11/15/03.............       967,500
           500,000 Home Holdings Inc., 8.625% Senior Notes, due
                    12/15/03.....................................       363,750
           500,000 International Technology Corp., 9.375% Senior
                    Notes, due 7/01/96...........................       499,375
         1,000,000 Midland Fund II, 13.25% Debentures, due
                    7/23/06......................................     1,032,018
         1,000,000 Mobile Telecommunication Technologies Corp.,
                    13.50% Senior Notes, due 12/15/02............     1,067,500
         1,000,000 Seagram Co. Ltd., 8.35% Debentures, due
                    11/15/06.....................................     1,102,092
         1,000,000 USG Corp., 8.75% Debentures, due 3/1/17.......       962,500
         1,000,000 Viacom International Inc., 8% Subordinated
                    Debentures, due 7/07/06......................       975,000
                                                                     ----------
                                                                      9,465,212
                                                                     ----------
                   Total Bonds (cost: $15,280,463)...............    15,540,981
                                                                     ----------
                   U.S. GOVERNMENT SECURITIES (53.5%)
         2,390,000 Federal National Mortgage Association, 5.90%,
                    due 7/05/95..................................     2,388,433
         9,000,000 U.S. Treasury Bonds, 7.75%, due 1/31/00.......     9,621,549
         2,000,000 U.S. Treasury Notes, 6.25%, due 5/31/00.......     2,023,122
         4,000,000 U.S. Treasury Notes, 7.50%, due 2/15/05.......     4,358,744
         2,000,000 Federal Home Loan Banks, 7.59%, due 3/10/05...     2,159,988
                                                                     ----------
                   Total U.S. Government Securities (cost:
                    $20,314,437).................................    20,551,836
                                                                     ----------

 SHARES                                                             MARKET VALUE
 -------                                                            ------------
         COMMON STOCK AND WARRANTS (4.7%)
 100,000 Arethusa (Off-Shore) Ltd.................................  $ 1,800,000
   1,000 Minger Series B warrants (2)(3)..........................       13,140
                                                                    -----------
         Total Common Stock and Warrants (cost: $1,513,130).......    1,813,140
                                                                    -----------
         PREFERRED STOCK (1.3%)
   1,000 Consolidated Hydro Inc., 13.5%, Pfd. Units (3)...........      485,000
                                                                    -----------
         Total Preferred Stock (cost: $513,320)...................      485,000
                                                                    -----------
         TOTAL INVESTMENTS (COST: $37,621,350) (100.0%)...........  $38,390,957
                                                                    ===========

--------
(1) Par value of foreign denominated obligations stated in local currency, market value stated in U.S. dollars.
(2) Private placement.
(3) Non-income producing securities.



                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995

ASSETS:
 Investment at market value (cost:
   $37,621,350) (note 1).....................    $38,390,957
 Cash........................................          1,886
 Receivables:
   Investment securities sold................      2,126,234
   Interest and dividends....................        918,372
   Fund shares sold..........................          2,433
   Other.....................................         11,644
                                                 -----------
       Total assets..........................     41,451,526
                                                 -----------
LIABILITIES:
 Payables:
   Investment securities purchased...........      2,103,394
   Fund shares redeemed......................         45,368
   Open forward currency contracts
     (note 6)................................         19,438
 Accrued management and distribution fees....         24,431
 Accrued expenses............................         79,264
                                                 -----------
       Total liabilities.....................      2,271,895
                                                 -----------
NET ASSETS: (applicable to 4,896,231
  outstanding shares: 250,000,000 shares of
  $.01 par value authorized).................    $39,179,631
                                                 ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE ($39,179,631 / 4,896,231)..          $8.00
                                                       =====
At June 30, 1995 net assets consisted of:
  Paid-in capital............................    $96,396,889
  Accumulated deficit in net investment
    income...................................     (1,419,941)
  Accumulated net realized loss on
    investments..............................    (56,553,832)
  Net unrealized appreciation on
    investments and foreign currencies.......        756,515
                                                 -----------
                                                 $39,179,631
                                                 ===========

STATEMENT OF OPERATIONS
Year Ended June 30, 1995

INVESTMENT INCOME:
 Interest....................................    $ 3,456,247
 Dividends...................................          8,541
                                                 -----------
  Total investment income....................      3,464,788
                                                 -----------
EXPENSES
 Investment management (note 3)..............        288,533
 Distribution (note 3).......................        206,095
 Transfer agent .............................        132,132
 Shareholder administration (note 3).........         75,315
 Custodian ..................................         74,234
 Professional (note 3).......................         55,115
 Registration (note 3).......................         21,541
 Insurance...................................         20,004
 Directors...................................         12,170
 Printing....................................          9,890
 Interest (note 5)...........................          2,441
 Other.......................................         13,211
                                                 -----------
  Total .....................................        910,681
                                                 -----------
  Net investment income......................      2,554,107
                                                 -----------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
 Net realized loss from security
   transactions..............................     (3,601,859)
 Net realized loss from foreign currency
   transactions..............................     (2,051,139)
 Unrealized appreciation of investments and
   foreign currencies during the period......      4,799,978
                                                 -----------
     Net realized and unrealized loss on
       investments and foreign currencies....       (853,020)
                                                 -----------
     Net increase in net assets resulting
       from operations.......................    $ 1,701,087
                                                 ===========

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended June 30,

                                                         1995         1994
                                                      -----------  -----------
OPERATIONS:
 Net investment income............................... $ 2,554,107  $ 3,559,573
 Net realized gain (loss) from security and foreign
 currency transactions...............................  (5,652,998)   1,544,452
 Unrealized appreciation (depreciation) of
  investments and foreign currencies during the
  period.............................................   4,799,978   (7,280,517)
                                                      -----------  -----------
  Net change in net assets resulting from operations.   1,701,087   (2,176,492)
NET EQUALIZATION CREDITS (NOTE 1)....................          --       13,715
 DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income ($.17 and
  $.60 per share, respectively)......................    (862,298)  (3,430,960)
 Distributions in excess of net realized gains ($.12
 per share)..........................................          --     (691,088)
 Distributions from paid-in capital ($.43 per share).  (2,201,712)          --
CAPITAL SHARE TRANSACTIONS:
 Change in net assets resulting from capital share
 transactions (a)....................................  (3,812,731)  (1,127,948)
                                                      -----------  -----------
  Total change in net assets.........................  (5,175,654)  (7,412,773)
NET ASSETS:
 Beginning of period.................................  44,355,285   51,768,058
                                                      -----------  -----------
 End of period (including accumulated deficit in net
  investment income of $1,419,941 and $309,103,
  respectively)...................................... $39,179,631  $44,355,285
                                                      ===========  ===========

--------
(a) Transactions in capital shares were as follows:

                                     1995                      1994
                            ------------------------  ------------------------
                              SHARES       VALUE        SHARES       VALUE
                            ----------  ------------  ----------  ------------
  Shares sold..............  1,520,831  $ 12,155,579   6,112,650  $ 58,622,567
  Shares issued in
   reinvestment of
   distributions...........    260,866     2,082,054     282,095     2,632,857
  Shares redeemed.......... (2,260,096)  (18,050,364) (6,530,870)  (62,383,372)
                            ----------  ------------  ----------  ------------
  Net decrease.............   (478,399) $ (3,812,731)   (136,125) $ (1,127,948)
                            ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Bull & Bear Dollar Reserves and Bull & Bear U.S. Government Securities Fund are the other series of the Company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund follows the accounting practice of "equalization," whereby part of the proceeds from capital share transactions, equivalent to a proportionate share of the distributable investment income on the date of the transaction, is transferred to or from the undistributed net investment income account. Undistributed net investment income is therefore unaffected by capital share transactions.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1995, the Company had an unused capital loss carryforward of approximately $53,640,000 of which $3,453,000 expires in 1996, $17,987,000 in 1997,
$17,712,000 in 1998, $8,549,000 in 1999, $1,656,000 in 2000, $4,110,000 in 2001
and $173,000 in 2003. Based upon Federal income tax cost of $37,621,350, gross unrealized appreciation and gross unrealized depreciation were $1,071,204 and $301,597, respectively, at June 30, 1995. Distributions paid to shareholders during the year ended June 30, 1995 differ from net investment income and net gains (losses) from security and foreign currency transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unrealized appreciation (depreciation) on certain forward currency contracts, and the utilization of capital loss carryforwards. These distributions are classified as "distributions from paid-in capital" in the Statement of Changes in Net Assets.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has undertaken that the operating expenses of the Fund for each fiscal year (including management fees but excluding taxes, interest, brokerage commissions and distribution plan expenses), expressed as a percentage of average monthly net assets, will not exceed the lowest rate prescribed by any state in which shares of the Fund are qualified for sale. Currently such limitation is 2 1/2% of the first $30 million of such assets, 2% of the next $70 million and 1 1/2% of the remaining net assets. If the Fund's expenses exceed such rates, the Investment Manager will reimburse the Fund for any excess. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (formerly Bull & Bear Service Center, Inc.), the Fund's Distributor. During the year ended June 30, 1995, the Fund paid $958 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $16,064 for providing certain administrative and accounting services at cost for the year ended June 30, 1995.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution activities. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also provides shareholder administration services to the Fund at cost for which it received $75,315 for the year ended June 30, 1995.

(4) Purchases and sales of securities other than short term notes aggregated $147,356,958 and $152,709,850, respectively, for the year ended June 30, 1995.

(5) The Fund has an uncommitted bank line of credit in an amount which may vary from time to time pursuant to the Fund's investment policies. As part of the agreement, the Fund is required to pledge securities it holds in its portfolio if there is an outstanding balance. At June 30, 1995, there was no balance outstanding and the interest rate was the prime rate minus 20 basis points. For the year ended June 30, 1995, the weighted average interest rate was 8.3% based on the balances outstanding during the year and the weighted average amount outstanding was $22,715.

(6) At June 30, 1995, open forward currency contracts outstanding consisted of:

                                                                   UNREALIZED
                                  FACE VALUE   CONTRACT  VALUE    APPRECIATION
                                (U.S. DOLLARS)  PRICE     DATE   (DEPRECIATION)
                                -------------- -------- -------- --------------
Australian Dollar (Sell).......   $1,001,980    0.7157  08/08/95    $ 11,697
Canadian Dollar (Sell).........      798,258    1.3780  08/23/95      (1,125)
German Deutsche Mark (Sell)....      923,584   1.40756  07/19/95     (16,785)
German Deutsche Mark (Sell)....    1,079,447    1.3896  07/31/95      (6,093)
British Pound (Sell)...........    1,431,540    1.5906  07/10/95        (306)
Danish Krone (Sell)............      964,418    5.4437  07/26/95      (6,826)
                                  ----------                        --------
Total Open Forward Currency
Contracts, net.................   $6,199,227                        $(19,438)
                                  ==========                        ========

                               ----------------

                              FINANCIAL HIGHLIGHTS

                                           YEARS ENDED JUNE 30,
                                  --------------------------------------------
                                   1995     1994      1993     1992     1991
                                  -------  -------   -------  -------  -------
PER SHARE DATA*
Net asset value at beginning of
period..........................  $  8.25  $  9.39   $  8.56  $  7.97  $  8.67
                                  -------  -------   -------  -------  -------
Income from investment
operations:
 Net investment income..........      .17      .60       .66      .77      .81
 Net realized and unrealized
 gain (loss) on investments.....      .18    (1.02)      .92      .54     (.64)
                                  -------  -------   -------  -------  -------
 Total from investment
 operations.....................      .35     (.42)     1.58     1.31      .17
                                  -------  -------   -------  -------  -------
Less distributions:
 Distributions from net
 investment income..............     (.17)    (.60)     (.66)    (.72)    (.82)
 Distributions in excess of net
 realized gains.................      --      (.12)     (.09)     --       --
 Distributions from paid-in
 capital........................     (.43)     --        --       --      (.05)
                                  -------  -------   -------  -------  -------
 Total distributions............     (.60)    (.72)     (.75)    (.72)    (.87)
                                  -------  -------   -------  -------  -------
Net asset value at end of
period..........................  $  8.00  $  8.25   $  9.39  $  8.56  $  7.97
                                  =======  =======   =======  =======  =======
TOTAL RETURN....................     4.52%   (5.12)%   19.39%   17.09%    2.45%
                                  =======  =======   =======  =======  =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
(000's omitted).................  $39,180  $44,355   $51,768  $44,323  $42,515
                                  =======  =======   =======  =======  =======
Ratio of expenses to average net
assets..........................     2.21%    1.98%     1.95%    1.93%    1.95%
                                  =======  =======   =======  =======  =======
Ratio of net investment income
to average net assets...........     6.20%    6.58%     7.44%    9.25%   10.08%
                                  =======  =======   =======  =======  =======
Portfolio turnover rate.........      385%     223%      172%     206%     555%
                                  =======  =======   =======  =======  =======

--------
* Per share income and operating expenses and net realized and unrealized gain
  (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
 Bull & Bear Funds II, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bull & Bear Global Income Fund, a series of common stock of Bull & Bear Funds II, Inc., including the schedule of portfolio investments as of June 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Global Income Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 14, 1995

GLOBAL INCOME FUND
================================================================================

Seeking a High
Level of Income from a
Global Portfolio of
Investment Grade
Fixed Income Securities



--------------------------------------------------------------------------------
Annual Report
June 30, 1995



[LOGO OF BULL & BEAR APPEARS HERE]



GLOBAL INCOME FUND
================================================================================
11 Hanover Square
New York, NY 10005

1-800-847-4200  1-212-363-1100

E-mail: BulBear@aol.com

--------------------------------------------------------------------------------

Call toll-free for Fund performance telephone purchases, transfers among the Bull & Bear Funds and to obtain information concerning your account. 1-800-847-4200 1-212-363-1100

--------------------------------------------------------------------------------


Independent Accountants
TAIT, WELLER & BAKER


Printed on recycled paper [RECYCLED PAPER LOGO APPEARS HERE]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

U.S. GOVERNMENT SECURITIES FUND
================================================================================

11 HANOVER SQUARE, NEW YORK, NY 10005 1-800-847-4200 1-212-363-1100 E-MAIL:
BULBEAR@AOLCOM

                                                                 August 15, 1995
Fellow Shareowners:

  It is a pleasure to submit this Annual Report and to welcome our many new shareowners who have joined us since our last Report by opening regular, Gifts/Transfers to Minors and qualified retirement plan accounts. Interestingly, shareholder investments through Bull & Bear IRA, SEP-IRA, Profit Sharing/Money Purchase, 403(b) and Keogh accounts represent more than 35% of the Fund's total net assets. We believe the Fund's approach of investing in U.S. Government securities with attractive yields makes it a sound high quality investment choice for safety-conscious investors seeking a combination of safety of principal and daily income paid monthly, plus unlimited free check writing in amounts of $250 or more.

  We are also pleased to report that Bull & Bear U.S. Government Securities Fund produced a total return for the year ended June 30, 1995 of 9.93%. This compares with a total return of 9.39% for the Morningstar U.S. Government General Bond Fund Average. For periods ended June 30, 1995, the Fund's average annual compound total return for the past 12 months was 9.41%, for the past five years was 8.05% and since inception, on March 7, 1986, was 7.71%. Reflecting these gratifyingly consistent results is the long term record of the Fund illustrated in the accompanying chart. As shown, an initial investment of $10,000 with subsequent investments of $100 per month resulted in an ending value of $35,868, 70% more than the investments for the period of $21,100.

  The most significant factor impacting interest rates during the first half of the year was the reversal of policy by the Federal Reserve from tightening to easing credit. In February, it had raised short term interest rates for the seventh time since a policy of monetary restraint began one year earlier. In early July, however, recognition that the

--------------------------------------------------------------------------------

                        U.S. GOVERNMENT SECURITIES FUND
               RESULTS OF AN INITIAL INVESTMENT OF $10,000 WITH
            SUBSEQUENT INVESTMENTS OF $100 A MONTH FROM INCEPTION,
              MARCH 7, 1986, THROUGH JUNE 30, 1995 WITH DIVIDENDS
             REINVESTED. INVESTMENTS FOR THE PERIOD TOTAL $21,100.

                       [PLOT POINTS TO COME FROM CLIENT]

--------------------------------------------------------------------------------
outlook for inflation no longer required such a restrictive policy led to a cut in the Federal funds rate target from 6.00% to 5.75%. While there is a possibility of a further loosening we are looking for basically stable rates over the balance of the year. Over the 12 months ended June 30, 1995, the Fund's strategy in the face of rising interest rates and relatively volatile conditions was to invest in securities with higher coupon rates and to generally shorten maturities, and as we moved towards an easing of rates, to lengthen maturities in lower coupon securities.

  Looking ahead the Fund will continue to invest for consistent returns in U.S. Government securities which have a high degree of safety and liquidity, with the goal of optimizing shareowner results by investing in those securities which offer the highest level of relative value at time of purchase. To take advantage of this, we recommend building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan and the Bull & Bear Government Direct Deposit Plan. For information on these free services, simply give us a call and we will help you get started.

  If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA SM or opening a discount brokerage account at Bull & Bear Securities, we would be pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                  Sincerely,

        /s/ Robert D. Anderson                    /s/ Steven A. Landis

            Robert D. Anderson                        Senior Vice President
            Vice Chairman                             Portfolio Manager

--------------------------------------------------------------------------------

 TOTAL RETURN PERFORMANCE GRAPHS
 -------------------------------

 Bull & Bear U.S. Government Securities Fund  ("Fund")

 Lehman Government Bond Index ("LGBI")

   The Fund invests in U.S. Government securities and may also invest in repurchase agreements on such securities. The Fund is not insured by or an obligation of the U.S. Government. The LGBI is unmanaged and fully invested in U.S. Government bonds. Performance graphs begin on April 1, 1986, the start of the first month following the Fund's inception on March 7, 1986. Results in each case reflect reinvestment of dividends and distributions.

                             [GRAPH APPEARS HERE]

                                                  AVERAGE
                               FINAL    TOTAL     ANNUAL
                               VALUE    RETURN    RETURN
                              -------  --------  --------
                _____ Fund    $19,621    96.21%    7.56%
                ..... LGBI     21,196   111.96     8.46

Source: Morningstar Inc.
--------------------------------------------------------------------------------

                                     Fund            LGBI
                6/30/95             19,621          21,196
                5/31/95             19,512          21,034
                4/30/95             18,771          20,219
                3/31/95             18,535          19,958
                2/28/95             18,504          19,833
                1/31/95             18,104          19,415
                12/31/94            17,848          19,061
                11/30/94            17,731          18,945
                10/31/94            17,744          18,979
                9/30/94             17,786          18,993
                8/31/94             18,114          19,264
                7/31/94             18,185          19,260
                6/30/94             17,934          18,912
                5/31/94             17,990          18,956
                4/30/94             18,069          18,981
                3/31/94             18,234          19,132
                2/28/94             18,566          19,572
                1/31/94             18,841          19,996
                12/31/93            18,725          19,726
                11/30/93            18,660          19,649
                10/31/93            18,989          19,868
                9/30/93             18,943          19,793
                8/31/93             18,852          19,718
                7/31/93             18,373          19,288
                6/30/93             18,245          19,171
                5/31/93             17,662          18,754
                4/30/93             17,690          18,775
                3/31/93             17,641          18,632
                2/28/93             18,586          18,570
                1/31/93             17,242          18,206
                12/31/92            16,978          17,826
                11/30/92            16,774          17,532
                10/31/92            16,737          17,562
                9/30/92             16,990          17,818
                8/31/92             16,859          17,571
                7/31/92             16,773          17,409
                6/30/92             16,478          16,981
                5/31/92             16,206          16,741
                4/30/92             15,826          16,439
                3/31/92             15,689          16,336
                2/28/92             15,867          16,431
                1/31/92             15,718          16,367
                12/31/91            16,131          16,627
                11/30/91            15,619          16,079
                10/31/91            15,536          15,919
                9/30/91             15,379          15,780
                8/31/91             15,013          15,456
                7/31/91             14,668          15,105
                6/30/91             14,440          14,928
                5/31/91             14,492          14,949
                4/30/91             14,399          14,891
                3/31/91             14,294          14,729
                2/28/91             14,252          14,654
                1/31/91             14,127          14,571
                12/31/90            14,003          14,417
                11/30/90            13,739          14,197
                10/31/90            13,537          13,888
                9/30/90             13,366          13,665
                8/31/90             13,290          13,536
                7/31/90             13,498          13,726
                6/30/90             13,312          13,553
                5/31/90             13,111          13,342
                4/30/90             12,691          12,980
                3/31/90             12,887          13,095
                2/28/90             12,883          13,098
                1/31/90             12,823          13,072
                12/31/89            12,985          13,260
                11/30/89            12,928          13,237
                10/31/89            12,807          13,140
                9/30/89             12,603          12,779
                8/31/89             12,537          12,725
                7/31/89             12,676          12,942
                6/30/89             12,507          12,675
                5/31/89             12,215          12,265
                4/30/89             11,980          11,982
                3/31/89             11,782          11,731
                2/28/89             11,782          11,660
                1/31/89             11,887          11,755
                12/31/88            11,762          11,608
                11/30/88            11,858          11,564
                10/31/88            11,940          11,702
                9/30/88             11,770          11,499
                8/31/88             11,727          11,254
                7/31/88             11,832          11,232
                6/30/88             11,797          11,309
                5/31/88             11,740          11,064
                4/30/88             11,714          11,143
                3/31/88             11,649          11,203
                2/28/88             11,623          11,319
                1/31/88             11,505          11,199
                12/31/87            11,245          10,845
                11/30/87            11,051          10,717
                10/31/87            10,882          10,665
                9/30/87             10,730          10,266
                8/31/87             11,016          10,469
                7/31/87             10,937          10,528
                6/30/87             10,885          10,550
                5/31/87             10,679          10,428
                4/30/87             10,682          10,473
                3/31/87             10,881          10,737
                2/28/87             10,821          10,801
                1/31/87             10,693          10,728
                12/31/86            10,665          10,612
                11/30/86            10,607          10,593
                10/31/86            10,535          10,473
                9/30/86             10,345          10,330
                8/31/86             10,299          10,494
                7/31/86             10,179          10,205
                6/30/86             10,009          10,132
                5/31/86             9,902           9,813
                4/30/86             10,076          10,043
                3/31/86             10,000          10,000

[LOGO OF BULL & BEAR APPEARS HERE]

================================================================================
INCOME FUNDS--     . BULL & BEAR            A high quality money market fund
MONEY MARKET,        DOLLAR RESERVES        investing in U.S. Government
U.S. GOVERNMENT,                            securities. Income is generally free
MUNICIPAL AND                               from state income and intangible
GLOBAL                                      property taxes. (For Bull & Bear
                                            Performance Plus(R) discount
 . Monthly Dividends                                     ----
                                            brokerage accounts, the check
 . Free, Unlimited                           writing minimum is $100.)
  Check Writing   --------------------------------------------------------------
  ($250 minimum    . BULL & BEAR            Investing for a high level of
  per check)         U.S. GOVERNMENT        current income, liquidity and safety
                     SECURITIES FUND        of principal.
                  --------------------------------------------------------------
                   . BULL & BEAR            Investing for the highest possible
                     MUNICIPAL INCOME FUND  income exempt from Federal income
                                            tax that is consistent with
                                            preservation of principal.
                  --------------------------------------------------------------
                   . BULL & BEAR            Investing for a high level of income
                     GLOBAL INCOME FUND     from a global portfolio of primarily
                                            investment grade fixed income
                                            securities.
================================================================================
GROWTH FUNDS--     . BULL & BEAR            Investing in quality companies for
U.S., GLOBAL AND     QUALITY GROWTH FUND    growth of capital and income.
PRECIOUS METALS   --------------------------------------------------------------
                   . BULL & BEAR            Invests worldwide for the highest
                     U.S. AND OVERSEAS FUND possible total return.
                  --------------------------------------------------------------
                   . BULL & BEAR            Invests aggressively for maximum
                     SPECIAL EQUITIES FUND  capital appreciation.
                  --------------------------------------------------------------
                   . BULL & BEAR            Seeks long term capital appreciation
                     GOLD INVESTORS         in investments with the potential to
                                            provide a hedge against inflation
                                            and preserve the purchasing power of
                                            the dollar.
                  --------------------------------------------------------------
                   Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.
================================================================================
DISCOUNT           . BULL & BEAR            Investors receive the investment
BROKERAGE            SECURITIES, INC.       information they need and the low
SERVICES                                    commissions they expect. Commission
                                            savings of up to 84% and more over
                                            full cost firms and guaranteed 20%
                                            lower than Charles Schwab & Co. on
                                            every stock, bond and option trade.
                                            (Transactions are subject to a low
                                            $31 minimum commission; comparisons
CALL TOLL FREE                              are based on a July 1995 survey of
1-800-VIP-4200                              standard telephone orders; full cost
                                            firms and larger discount brokers
                                            may offer additional services not
                                            available from Bull & Bear
                                            Securities and rates may vary
                                            markedly for other types of
                                            products.)
                  --------------------------------------------------------------
                   Total Return Performance. For the periods ended June 30,
                   1995, Bull & Bear U.S. Government Securities Fund's total return for one year was 9.41%, average annual total return for the past five years was 8.05% and for the life of the Fund (from March 7, 1986) was 7.71%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

                  BULL & BEAR U.S. GOVERNMENT SECURITIES FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS -- JUNE 30, 1995

 PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
 ----------                                                         -----------
            U.S. GOVERNMENT OBLIGATIONS (74.61%)
 $6,900,000 U.S. Treasury Bonds, 7.75%, due 1/31/00..............   $ 7,376,521
  2,000,000 U.S. Treasury Notes, 6.25%, due 5/31/00..............     2,023,122
  2,400,000 U.S. Treasury Notes, 7.50%, due 2/15/05..............     2,615,246
                                                                    -----------
            Total U.S. Government Obligations (cost:
            $11,866,789).........................................    12,014,889
                                                                    -----------
            U.S. GOVERNMENT AGENCIES (25.39%)
  1,000,000 Federal Home Loan Mortgage Corp., 7.35%, due 3/22/05.     1,060,858
  2,000,000 Tennessee Valley Authority, 6.375%, due 6/15/05......     1,977,482
            Government National Mortgage Association, 7%, due
  1,064,498 6/15/23 -- 5/15/24...................................     1,050,191
                                                                    -----------
            Total U.S. Government Agencies (cost: $3,996,032)....     4,088,531
                                                                    -----------
            TOTAL INVESTMENTS (COST: $15,862,821) (100.0%).......   $16,103,420
                                                                    ===========




                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1995

ASSETS:
 Investment at market value (cost: $15,862,821) (note 1).........  $16,103,420
 Cash............................................................       52,735
 Receivables:
 Interest........................................................      331,588
 Fund shares sold................................................        4,197
 Prepaid expenses................................................        4,042
                                                                   -----------
  Total assets...................................................   16,495,982
                                                                   -----------
LIABILITIES:
 Payables:
 Fund shares redeemed............................................       65,652
 Distributions...................................................       12,626
 Accrued management and distribution fees........................        9,844
 Accrued expenses................................................       30,576
                                                                   -----------
  Total liabilities..............................................      118,698
                                                                   -----------
NET ASSETS: (applicable to 1,077,524 outstanding shares:
 250,000,000 shares of $.01 par value authorized)................  $16,377,284
                                                                   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 ($16,377,284 / 1,077,524).......................................       $15.20
                                                                        ======
At June 30, 1995 net assets consisted of:
 Paid-in capital.................................................  $18,837,214
 Accumulated net investment income...............................        1,377
 Accumulated net realized loss on investments....................   (2,701,906)
 Net unrealized appreciation on investments......................      240,599
                                                                   -----------
                                                                   $16,377,284
                                                                   ===========

STATEMENT OF OPERATIONS
Year Ended June 30, 1995

INVESTMENT INCOME:
 Interest..........................................................  $1,158,324
                                                                     ----------
EXPENSES:
 Investment management (note 3)....................................     116,437
 Transfer agent....................................................      43,269
 Distribution (note 3).............................................      41,585
 Professional (note 3).............................................      33,441
 Shareholder administration (note 3)...............................      28,758
 Custodian.........................................................      24,232
 Registration (note 3).............................................      18,136
 Printing..........................................................       7,576
 Directors.........................................................       3,139
 Miscellaneous.....................................................      16,104
                                                                     ----------
  Total............................................................     332,677
                                                                     ----------
  Net investment income............................................     825,647
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from security transactions......................    (217,869)
 Unrealized appreciation of investments during the period..........     821,547
                                                                     ----------
  Net realized and unrealized gain on investments..................     603,678
                                                                     ----------
  Net increase in net assets resulting from operations.............  $1,429,325
                                                                     ==========

                               ----------------
STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended June 30,

                                                          1995         1994
                                                       -----------  -----------
OPERATIONS:
 Net investment income...............................  $   825,647  $   868,262
 Net realized gain (loss) from security transactions.     (217,869)     452,960
 Unrealized appreciation (depreciation) of invest-
  ments during the period............................      821,547   (1,564,736)
                                                       -----------  -----------
 Net change in net assets resulting from operations..    1,429,325     (243,514)
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income ($.76 and
  $.65 per share, respectively)......................     (859,743)    (871,759)
CAPITAL SHARE TRANSACTIONS:
 Change in net assets resulting from capital share
  transactions (a)...................................   (1,969,546)  (3,743,527)
                                                       -----------  -----------
 Total change in net assets..........................   (1,399,964)  (4,858,800)
NET ASSETS:
 Beginning of period.................................   17,777,248   22,636,048
                                                       -----------  -----------
 End of period (including accumulated net investment
  income of $1,377 and $35,473, respectively)........  $16,377,248  $17,777,248
                                                       ===========  ===========

--------
(a) Transactions in capital shares were as follows:

                                           1995                   1994
                                   ---------------------  ---------------------
                                    SHARES      VALUE      SHARES      VALUE
                                   --------  -----------  --------  -----------
 Shares sold.....................   372,514  $ 5,445,720   314,208  $ 4,875,810
 Shares issued in reinvestment of
  distributions..................    46,042      671,549    45,003      694,323
 Shares redeemed.................  (555,963)  (8,086,815) (602,218)  (9,313,660)
                                   --------  -----------  --------  -----------
 Net decrease....................  (137,407) $(1,969,546) (243,007) $(3,743,527)
                                   ========  ===========  ========  ===========

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Bull & Bear Dollar Reserves and Bull & Bear Global Income Fund are the other series of the Company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

  (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1995, the Fund had an unused capital loss carryforward of approximately $2,388,000, of which $311,000 expires in 1997, $1,716,000 in 1998 and $361,000 in 2003.
Based upon Federal income tax cost of $15,872,040, gross unrealized appreciation and gross unrealized depreciation were $283,381 and $52,001, respectively at June 30, 1995.

  (3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has undertaken that the operating expenses of the Fund for each fiscal year (including management fees, but excluding taxes, interest, brokerage commissions and distribution plan expenses), expressed as a percentage of average daily net assets, will not exceed the lowest rate prescribed by any state in which shares of the Fund are qualified for sale. Currently, such limitation is 2 1/2% of the first $30 million of such assets, 2% of the next $70 million and 1 1/2% of the remaining net assets. If the Fund's expenses exceed such rates, the Investment Manager will reimburse the Fund for any excess. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (formerly Bull & Bear Service Center, Inc.), the Fund's distributor. The Fund reimbursed the Investment Manager $12,514 for providing certain administrative and accounting services at cost for the year ended June 30, 1995.

  The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $28,758 for shareholder administration services which it provided to the Fund at cost for the year ended June 30, 1995.

  (4) Purchases and proceeds of sales of U.S. government obligations other than short term investments aggregated $75,114,529 and $76,571,925, respectively, for the year ended June 30, 1995.

  (5) The Fund has an uncommitted bank line of credit for temporary or emergency purposes. As part of the agreement, the Fund is required to pledge securities it holds in its portfolio if there is an outstanding balance. At June 30, 1995, there was no balance outstanding and the interest rate was the prime rate less 20 basis points. For the year ended June 30, 1995, the weighted average interest rate was 8.7% based on the balances outstanding during the year and the weighted average amount outstanding was $2,468.

                               ----------------

                              FINANCIAL HIGHLIGHTS

                                           YEARS ENDED JUNE 30,
                                  --------------------------------------------
                                   1995     1994      1993     1992     1991
                                  -------  -------   -------  -------  -------
PER SHARE DATA
Net asset value at beginning of
period..........................  $ 14.63  $ 15.53   $ 14.80  $ 13.82  $ 13.69
Income from investment
operations:
 Net investment income..........      .73      .78       .78      .90      .98
 Net realized and unrealized
 gain (loss) on investments.....      .60    (1.03)      .75     1.00      .13
                                  -------  -------   -------  -------  -------
 Total from investment
 operations.....................     1.33     (.25)     1.53     1.90     1.11
Less distributions:
 Distributions from net
 investment income..............     (.76)    (.65)     (.80)    (.92)    (.98)
                                  -------  -------   -------  -------  -------
 Increase (decrease) in net
 asset value....................      .57     (.90)      .73      .98      .13
                                  -------  -------   -------  -------  -------
Net asset value at end of
period..........................  $ 15.20  $ 14.63   $ 15.53  $ 14.80  $ 13.82
                                  =======  =======   =======  =======  =======
TOTAL RETURN....................     9.40%   (1.76)%   10.75%   14.10%    8.48%
                                  =======  =======   =======  =======  =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
(000's omitted).................  $16,377  $17,777   $22,636  $26,187  $31,496
                                  =======  =======   =======  =======  =======
Ratio of expenses to average net
assets..........................     2.00%    1.85%     1.91%    1.86%    1.86%
                                  =======  =======   =======  =======  =======
Ratio of net investment income
to average net assets...........     4.96%    4.16%     5.38%    6.40%    7.14%
                                  =======  =======   =======  =======  =======
Portfolio turnover rate.........      482%     261%      176%     140%     407%
                                  =======  =======   =======  =======  =======

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Bull & Bear Funds II, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bull & Bear U.S. Government Securities Fund, a series of common stock of Bull & Bear Funds II, Inc., including the schedule of portfolio investments as of June 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear U.S. Government Securities Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 14, 1995

U.S. GOVERNMENT SECURITIES FUND
================================================================================

Investing for a High Level of Current Income, Liquidity, and
Safety of Principal


--------------------------------------------------------------------------------
Annual Report
June 30, 1995



[LOGO OF BULL & BEAR APPEARS HERE]


U.S. GOVERNMENT SECURITIES FUND
================================================================================

11 Hanover Square
New York, NY 10005

1-800-847-4200  1-212-363-1100

E-mail: BulBear@aol.com


--------------------------------------------------------------------------------
Call toll-free for Fund Performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account.
1-800-847-4200  1-212-363-1100
--------------------------------------------------------------------------------


Independent Accountants
TAIT, WELLER & BAKER


Printed on recycled paper [RECYCLED PAPER LOGO APPEARS HERE]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.